UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108

Pioneer Series Trust X

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  March 30, 2023

Date of reporting period: October 1, 2021 through September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Multi-Asset Ultrashort Income Fund

Semiannual Report | September 30, 2022

A: MAFRX	C: MCFRX	C2: MAUCX	K: MAUKX	Y: MYFRX

visit us: www.amundi.com/us

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

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In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

November 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 3

Portfolio Management Discussion | 9/30/22

In the following interview, portfolio managers Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the six-month period ended September 30, 2022. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US); Mr. Funderburk, a senior vice president, Director of Securitized Credit, and a portfolio manager at Amundi US; and Mr. Pauwels, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended September 30, 2022?
A	Pioneer Multi-Asset Ultrashort Income Fund’s Class A shares returned -0.26% at net asset value (NAV) during the six-month period ended September 30, 2022, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) US 3-Month Treasury Bill Index, returned 0.57%, and the Fund’s former benchmark, the ICE BofA US Dollar (USD) 3-Month LIBOR Index, returned 0.45%*. During the same period, the average return of the 239 mutual funds in Morningstar’s Ultrashort Bond category was -0.40%.
Q	Can you describe the market environment for fixed-income investors over the six-month period ended September 30, 2022?
A	Entering the reporting period in April 2022, geopolitical developments weighed heavily on investors’ appetite for so-called riskier assets, such as stocks and corporate bonds. Russia’s ongoing war against Ukraine and the shuttering of China’s economy as the government implemented strict lockdowns in major cities as part of its “Zero-COVID” policy were the key drivers of apprehension in the markets. Both crises served to exacerbate ongoing supply chain pressures and threaten the global economic growth outlook.

At the same time, inflation reached levels not seen in many years. The US consumer price index began to post year-over-year increases in excess of 8% beginning with the March 2022 readout. By late spring, the market began speculating as to whether the US Federal Reserve (Fed) would be able to achieve a “soft landing,” in which economic growth slowed yet

*	Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease to be available in connection with the cessation of LIBOR.

4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

remained positive as inflation was brought under control. With investors now concerned over inflation, the Fed’s response, and economic growth, returns for riskier assets turned deeply negative.

The Fed, which had begun to raise interest rates in March, continued to increase the federal funds rate target range aggressively between May and September, bringing the range to 3.00%-3.25%. For its part, the European Central Bank (ECB) caught markets somewhat off-guard in July by raising its reference rate by 50 basis points (bps), and followed up in September with an increase of 75 bps (a basis point is equal to 1/100th of a percentage point). US Treasury yields moved sharply higher in response to the Fed’s determined stance, and the yield curve became inverted –with shorter-term yields moving above longer-term yields – as the market anticipated a recession.

Q	Can you review your principal investment strategies during the six-month period ended September 30, 2022, and how the strategies affected the Fund’s benchmark-relative performance?
A	The Fund underperformed its benchmark during the six-month period, with the most significant detractors from benchmark-relative returns being the portfolio’s exposures to bank loans, collateralized loan obligations (CLOs), and the financials sector within its holdings of corporate issues. Returns for bank loans and the financials sector suffered from a widening of spreads as credit-market sentiment weakened over the period, while CLO spreads felt the negative effects of forced selling by UK investors in the last week of September to meet margin calls after the market’s dramatic reaction to the new Prime Minister’s fiscal plan. (Spreads, or credit spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

The Fund’s exposure to insurance-linked securities also detracted from relative returns as insurers marked-down their securities in the wake of Hurricane Ian’s making landfall in the Southeastern US and causing major damage. The Fund has been overweight to securitized assets versus its peers, and additional detractors from relative performance during the six-month period came from within securitized sectors, with portfolio allocations to commercial mortgage-backed securities (CMBS) and residential MBS (RMBS) weighing the most on returns. The Fund’s RMBS allocation included a significant position in credit-risk-transfer securities, which transfer some of the risk of default from government agencies to the private sector.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 5

On the positive side, the Fund’s allocation to asset-backed securities (ABS) was a modest contributor to benchmark-relative performance, as the ABS sector received support from consumer strength due to the economy’s continued reopening, post-COVID-19, and retail sales exceeding expectations over the six-month period.

Q	Can you discuss the factors that affected the Fund’s income generation, or distributions** to shareholders, either positively or negatively, during the six-month period ended September 30, 2022?
A	Credit spreads widened over the period, which led to an increase in the Fund’s income generation and monthly distribution rate. We believe the income generation of the Fund relative to alternative investment options remains attractive.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended September 30, 2022?
A	We invest the Fund in certain derivative instruments as a potential hedge against interest-rate risk on some of the portfolio’s positions, such as agency MBS and ABS, but the investments have typically amounted to a very small portion of the Fund’s invested assets. During the six-month period, the Fund had a small allocation to US Treasury futures, which had no material effect on performance.
Q	What is your assessment of the current investment climate for the Fund?
A	At the end of September 2022, the market was projecting the federal funds rate target range to reach a “terminal” level (or the end of the Fed’s tightening cycle) of at least 4.5% in 2023. We think such tightening of financial conditions will have a negative effect on the economy, eventually, which in turn could make a “true” US recession that features a meaningful increase in unemployment likely next year.

If the US does slip into recession, we expect it will be less severe than the “typical” recession, for several reasons. First, the US economy is presently in better-than-average shape, with a solid employment market and consumer/business balance sheets on relatively strong footing. Second, there have been few signs of financial imbalances, and the strength of the US banking system, following the reforms implemented in the wake of the financial crisis of 2008, reduces the likelihood of isolated financial-institution distress becoming systemic, in our opinion. Finally,

**	Distributions are not guaranteed.

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we think the primary cause of the expected recession will be the Fed’s monetary policy tightening; such policies are reversible, though, and so any reversals could limit the severity of the downturn.

After the increases we have seen over the first three quarters of 2022, we believe short-term US bond yields are at their most attractive levels in many years. In our opinion, the Fund is in good position to weather the new market environment. We believe that the front end of the yield curve currently offers attractive prices after the significant move higher in yields for the year to date, as well as the pricing-in by investors of a couple more aggressive Fed rate hikes. As of period-end, spreads on corporates were near their long-term averages, while some pockets within senior securitized credits were still showing very wide spreads versus their historical averages.

Decelerating economic growth, the negative effects of high inflation on consumers’ real disposable incomes, a decline in household wealth, low consumer sentiment, and a cooled residential housing market have combined to make us more cautious with regard to the Fund’s exposures to the securitized segment. We do believe, however that there are some very good opportunities to generate attractive, total “all-in” returns higher up in the capital structure, or through investments in securities that are more seasoned.

We continue to believe that the Fund offers a compelling option for investors seeking a strategic alternative to other short-term investment vehicles.

Please refer to the Schedule of Investments on pages 19–83 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 7

Pioneer Multi-Asset Ultrashort Income (“MAUI”) Fund has the ability to invest in a wide variety of debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value.

The Fund may use derivatives, such as options, futures, inverse-floating-rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of a trigger event that leads to physical or economic loss. ILS may expose the Fund to issuer (credit) default, liquidity, and other risks

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating-rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi US normally seeks to avoid receiving material, non-public information.

Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund’s risks.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 9

Portfolio Summary | 9/30/22

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Federal National Mortgage Association, 5.00%, 10/1/52 (TBA)	1.58%
2.	Bank of America Corp., 3.948% (3 Month USD LIBOR + 79 bps), 3/5/24	0.60
3.	Standard Chartered Plc, 4.711% (SOFR + 174 bps), 3/30/26 (144A)	0.59
4.	Royal Bank of Canada, 2.667% (SOFR + 30 bps), 1/19/24	0.56
5.	Goldman Sachs Group, Inc., 3.366% (SOFR + 50 bps), 9/10/24	0.52
6.	Charles Schwab Corp., 2.65%, 1/25/23	0.51
7.	Gracie Point International Funding, Series 2022-1A, Class A, 4.697%
	(SOFR30A + 225 bps), 4/1/24 (144A)	0.51
8.	Daimler Trucks Finance North America LLC, 3.146% (SOFR + 100 bps),
	4/5/24 (144A)	0.51
9.	Pagaya AI Debt Trust, Series 2022-1, Class A, 2.03%, 10/15/29 (144A)	0.51
10.	Radnor Re, Ltd., Series 2021-1, Class M1C, 4.981% (SOFR30A + 270 bps),
	12/27/33 (144A)	0.51

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

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Prices and Distributions | 9/30/22

Net Asset Value per Share
Class	9/30/22	3/31/22
A	$9.48	$9.61
C	$9.49	$9.61
C2	$9.49	$9.62
K	$9.51	$9.64
Y	$9.50	$9.63

Distributions per Share: 4/1/22 – 9/30/22
	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1048	$—	$—
C	$0.0888	$—	$—
C2	$0.0907	$—	$—
K	$0.1161	$—	$—
Y	$0.1123	$—	$—

The ICE Bank of America U.S. 3-Month Treasury Bill Index measures the performance of a single issue of outstanding Treasury bills which mature closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month, that issue is sold and rolled into a newly selected issue. The ICE Bank of America U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 11

Performance Update | 9/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month LIBOR Index.*

Average Annual Total Returns
(As of September 30, 2022)
		ICE BofA	ICE BofA
		U.S.	U.S.
	Net	3-Month	Dollar
	Asset	Treasury	3-Month
	Value	Bill	LIBOR
Period	(NAV)	Index	Index
10 years	1.08%	0.68%	0.89%
5 years	1.01	1.15	1.32
1 year	-0.71	0.62	0.41

Expense Ratio
(Per prospectus dated August 1, 2022)
Gross
0.59%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

*	Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease to be available in connection with the cessation of LIBOR.

12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Performance Update | 9/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month LIBOR Index.*

Average Annual Total Returns
(As of September 30, 2022)
		ICE BofA	ICE BofA
		U.S.	U.S.
	Net	3-Month	Dollar
	Asset	Treasury	3-Month
	Value	Bill	LIBOR
Period	(NAV)	Index	Index
10 years	0.78%	0.68%	0.89%
5 years	0.72	1.15	1.32
1 year	-0.93	0.62	0.41

Expense Ratio
(Per prospectus dated August 1, 2022)
Gross
0.91%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

*	Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease to be available in connection with the cessation of LIBOR.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 13

Performance Update | 9/30/22	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month LIBOR Index.*

Average Annual Total Returns
(As of September 30, 2022)

			ICE BofA	ICE BofA
			U.S.	U.S.
			3-Month	Dollar
			Treasury	3-Month
	If	If	Bill	LIBOR
Period	Held	Redeemed	Index	Index
10 years	0.79%	0.79%	0.68%	0.89%
5 years	0.76	0.76	1.15	1.32
1 year	-1.00	-1.98	0.62	0.41

Expense Ratio
(Per prospectus dated August 1, 2022)
Gross
0.88%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

*	Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease to be available in connection with the cessation of LIBOR.

14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Performance Update | 9/30/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month LIBOR Index.*

Average Annual Total Returns
(As of September 30, 2022)

		ICE BofA	ICE BofA
		U.S.	U.S.
	Net	3-Month	Dollar
	Asset	Treasury	3-Month
	Value	Bill	LIBOR
Period	(NAV)	Index	Index
10 years	1.33%	0.68%	0.89%
5 years	1.28	1.15	1.32
1 year	-0.47	0.62	0.41

Expense Ratio
(Per prospectus dated August 1, 2022)
Gross
0.36%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

*	Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease to be available in connection with the cessation of LIBOR.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 15

Performance Update | 9/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month LIBOR Index.*

Average Annual Total Returns
(As of September 30, 2022)

		ICE BofA	ICE BofA
		U.S.	U.S.
	Net	3-Month	Dollar
	Asset	Treasury	3-Month
	Value	Bill	LIBOR
Period	(NAV)	Index	Index
10 years	1.24%	0.68%	0.89%
5 years	1.20	1.15	1.32
1 year	-0.55	0.62	0.41

Expense Ratio
(Per prospectus dated August 1, 2022)
Gross
0.44%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

*	Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease to be available in connection with the cessation of LIBOR.

16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund

Based on actual returns from April 1, 2022 through September 30, 2022.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$997.40	$996.70	$995.90	$998.60	$998.20
(after expenses)
on 9/30/22
Expenses Paid	$2.90	$4.50	$4.55	$1.80	$2.10
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.58%, 0.90%, 0.91%, 0.36%, and 0.42% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2022 through September 30, 2022.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$1,022.16	$1,020.56	$1,020.51	$1,023.26	$1,022.96
(after expenses)
on 9/30/22
Expenses Paid	$2.94	$4.56	$4.61	$1.83	$2.13
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.58%, 0.90%, 0.91%, 0.36%, and 0.42% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Schedule of Investments | 9/30/22

(unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 101.4%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 3.1% of Net Assets*(a)
Advertising Sales — 0.1%
970,000	Clear Channel Outdoor Holdings, Inc., Term B Loan,
	6.306% (LIBOR + 350 bps), 8/21/26	$ 868,554
1,475,298	Outfront Media Capital LLC (Outfront Media Capital
Corporation), Extended Term Loan, 4.865% (LIBOR +
	175 bps), 11/18/26	1,419,975
	Total Advertising Sales	$ 2,288,529
Advertising Services — 0.0%†
744,375	Dotdash Meredith, Inc., Term Loan B, 6.612% (Term
	SOFR + 400 bps), 12/1/28	$ 668,077
	Total Advertising Services	$ 668,077
Aerospace & Defense — 0.0%†
1,503,125	ADS Tactical, Inc., Initial Term Loan, 8.802% (LIBOR +
	575 bps), 3/19/26	$ 1,382,875
	Total Aerospace & Defense	$ 1,382,875
Airlines — 0.1%
2,351,044	American Airlines, Inc., 2018 Replacement Term Loan,
	4.83% (LIBOR + 175 bps), 6/27/25	$ 2,196,594
	Total Airlines	$ 2,196,594
Auto Parts & Equipment — 0.0%†
490,960	IXS Holdings, Inc., Initial Term Loan, 7.816% (LIBOR +
	425 bps), 3/5/27	$ 401,667
	Total Auto Parts & Equipment	$ 401,667
Auto Repair Centers — 0.0%†
1,492,500	Driven Holdings LLC, 2021 Term Loan, 3.517% (LIBOR +
	300 bps), 12/17/28	$ 1,440,263
	Total Auto Repair Centers	$ 1,440,263
Auto-Truck Trailers — 0.1%
496,231	American Trailer World Corp., First Lien Initial Term
	Loan, 6.884% (Term SOFR + 375 bps), 3/3/28	$ 453,803
1,492,500	Novae LLC, Tranche B Term Loan, 7.727% (Term
	SOFR + 500 bps), 12/22/28	1,380,563
	Total Auto-Truck Trailers	$ 1,834,366
Batteries/Battery Systems — 0.0%†
738,750	Energizer Holdings, Inc., 2020 Term Loan, 5.313%
	(LIBOR + 225 bps), 12/22/27	$ 708,277
	Total Batteries/Battery Systems	$ 708,277

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 19

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
Building & Construction — 0.0%†
1,204,645	Service Logic Acquisition, Inc., First Lien Closing Date
Initial Term Loan, 6.806% (LIBOR +
	400 bps), 10/29/27	$ 1,138,389
6,716(b)	Service Logic Acquisition, Inc., First Lien Delay Draw
	Term Loan, 6.806% (LIBOR + 400 bps), 10/29/27	6,347
	Total Building & Construction	$ 1,144,736
Building & Construction Products — 0.0%†
492,500	Cornerstone Building Brands, Inc., Tranche B Term
	Loan, 6.068% (LIBOR + 325 bps), 4/12/28	$ 407,913
	Total Building & Construction Products	$ 407,913
Cable & Satellite Television — 0.2%
2,954,315	Charter Communications Operating LLC, Term B-2
	Loan, 4.87% (LIBOR + 175 bps), 2/1/27	$ 2,849,330
992,500	Radiate Holdco LLC, Amendment No. 6 Term Loan,
	6.365% (LIBOR + 325 bps), 9/25/26	920,544
1,025,000	Virgin Media Bristol LLC, Facility Q, 6.068% (LIBOR +
	325 bps), 1/31/29	994,982
2,175,000	Ziggo Financing Partnership, Term Loan I Facility,
	5.318% (LIBOR + 250 bps), 4/30/28	2,076,735
	Total Cable & Satellite Television	$ 6,841,591
Casino Services — 0.0%†
1,609,073	Flutter Entertainment Plc, USD Term Loan, 5.892%
	(LIBOR + 225 bps), 7/21/26	$ 1,560,800
	Total Casino Services	$ 1,560,800
Cellular Telecom — 0.0%†
1,237,500	Xplornet Communications, Inc., First Lien Refinancing
	Term Loan, 7.115% (LIBOR + 400 bps), 10/2/28	$ 1,090,031
	Total Cellular Telecom	$ 1,090,031
Chemicals-Diversified — 0.1%
2,567,500	Schweitzer-Mauduit International, Inc., Term B Loan,
	6.875% (Term SOFR + 375 bps), 4/20/28	$ 2,403,822
	Total Chemicals-Diversified	$ 2,403,822
Chemicals-Specialty — 0.1%
987,500	INEOS Styrolution Group GmbH, 2026 Tranche B
	Dollar Term Loan, 5.865% (LIBOR + 275 bps), 1/29/26	$ 923,313
992,500	Olympus Water US Holding Corporation, Initial Dollar
	Term Loan, 7.438% (LIBOR + 375 bps), 11/9/28	907,641
1,719,380	Tronox Finance LLC, First Lien Refinancing Term Loan,
	5.365% (LIBOR + 225 bps), 3/10/28	1,635,990
	Total Chemicals-Specialty	$ 3,466,944

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
Commercial Services — 0.1%
1,113,750	CoreLogic, Inc. (fka First American Corporation), First
Lien Initial Term Loan, 6.625% (LIBOR +
	350 bps), 6/2/28	$ 844,593
472,625	Pre-Paid Legal Services, Inc., First Lien Initial Term
	Loan, 6.82% (LIBOR + 375 bps), 12/15/28	450,028
1,770,904	Trans Union LLC, 2019 Replacement Term B-5 Loan,
	4.865% (LIBOR + 175 bps), 11/16/26	1,713,902
	Total Commercial Services	$ 3,008,523
Computer Data Security — 0.1%
1,240,625	Magenta Buyer LLC, First Lien Initial Term Loan,
	7.87% (LIBOR + 475 bps), 7/27/28	$ 1,122,766
694,737	Vision Solutions, Inc. (Precisely Software
Incorporated), First Lien Third Amendment Term
	Loan, 6.783% (LIBOR + 400 bps), 4/24/28	613,684
	Total Computer Data Security	$ 1,736,450
Computer Software — 0.0%†
497,500	Cornerstone OnDemand, Inc., First Lien Initial Term
	Loan, 6.865% (LIBOR + 375 bps), 10/16/28	$ 420,387
394,000	Rackspace Technology Global, Inc., First Lien 2021
	Term B Loan, 5.617% (LIBOR + 275 bps), 2/15/28	282,818
	Total Computer Software	$ 703,205
Computers-Integrated Systems — 0.1%
3,405,995	NCR Corporation, 2019 Initial Term Loan, 5.31%
	(LIBOR + 250 bps), 8/28/26	$ 3,278,270
	Total Computers-Integrated Systems	$ 3,278,270
Consulting Services — 0.0%†
928,400	MAG DS Corp., Initial Term Loan, 9.174% (LIBOR +
	550 bps), 4/1/27	$ 854,128
	Total Consulting Services	$ 854,128
Consumer Products — 0.0%†
492,500	Spectrum Brands, Inc., 2021 Term Loan, 5.12%
	(LIBOR + 200 bps), 3/3/28	$ 469,106
	Total Consumer Products	$ 469,106
Containers-Paper & Plastic — 0.2%
5,738,145	Berry Global, Inc., Term Z Loan, 4.178% (LIBOR +
	175 bps), 7/1/26	$ 5,568,393
1,480,050	ProAmpac PG Borrower LLC, First Lien 2020-1 Term
	Loan, 6.035% (LIBOR + 375 bps), 11/3/25	1,388,164
	Total Containers-Paper & Plastic	$ 6,956,557

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 21

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
Cruise Lines — 0.0%†
1,466,250	Carnival Corp., Initial Advance, 5.877% (LIBOR +
	300 bps), 6/30/25	$ 1,341,619
	Total Cruise Lines	$ 1,341,619
Diagnostic Equipment — 0.0%†
1,476,312	Curia Global, Inc., First Lien 2021 Term Loan, 6.556%
	(LIBOR + 375 bps), 8/30/26	$ 1,372,048
	Total Diagnostic Equipment	$ 1,372,048
Direct Marketing — 0.0%†
650,538	Red Ventures LLC (New Imagitas, Inc.), First Lien
	Term B-2 Loan, 5.615% (LIBOR + 250 bps), 11/8/24	$ 628,380
	Total Direct Marketing	$ 628,380
Disposable Medical Products — 0.1%
995,000	Medline Borrower, LP, Initial Dollar Term Loan, 6.365%
	(LIBOR + 325 bps), 10/23/28	$ 917,197
900,000	Sotera Health Holdings LLC, First Lien Refinancing
	Loan, 5.865% (LIBOR + 275 bps), 12/11/26	796,500
	Total Disposable Medical Products	$ 1,713,697
Distribution & Wholesale — 0.0%†
165,002	Pearls Bidco B.V. (Netherlands), Facility B (USD),
	6.815% (Term SOFR + 375 bps), 2/26/29	$ 151,183
	Total Distribution & Wholesale	$ 151,183
E-Commerce — 0.0%†
492,500	CNT Holdings I Corp., First Lien Initial Term Loan,
	6.248% (Term SOFR + 350 bps), 11/8/27	$ 470,184
	Total E-Commerce	$ 470,184
Electric-Generation — 0.0%†
927,035	Eastern Power LLC (Eastern Covert Midco LLC), Term
	Loan, 7.424% (LIBOR + 375 bps), 10/2/25	$ 794,006
553,259	Vistra Operations Company LLC (fka Tex Operations
Company LLC), 2018 Incremental Term Loan, 4.744%
	(LIBOR + 175 bps), 12/31/25	535,865
	Total Electric-Generation	$ 1,329,871
Electric-Integrated — 0.0%†
479,452	Pike Corp., 2028 Initial Term Loan, 6.12% (LIBOR +
	300 bps), 1/21/28	$ 467,038
	Total Electric-Integrated	$ 467,038
Enterprise Software & Services — 0.0%†
1,237,500	Skopima Consilio Parent LLC, First Lien Initial Term
	Loan, 7.115% (LIBOR + 400 bps), 5/12/28	$ 1,153,969
	Total Enterprise Software & Services	$ 1,153,969

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
Entertainment Software — 0.0%†
837,250	Playtika Holding Corp., Term B-1 Loan, 5.865%
	(LIBOR + 275 bps), 3/13/28	$ 804,358
	Total Entertainment Software	$ 804,358
Finance-Investment Banker — 0.1%
1,465,032	Citadel Securities LP, 2021 Term Loan, 5.649% (Term
	SOFR + 250 bps), 2/2/28	$ 1,428,101
935,750	Hudson River Trading LLC, Term Loan, 6.164% (Term
	SOFR + 300 bps), 3/20/28	847,633
	Total Finance-Investment Banker	$ 2,275,734
Finance-Leasing Company — 0.1%
1,231,828	Avolon TLB Borrower 1 (US) LLC, 2021 Term B-5 Loan,
	5.264% (LIBOR + 225 bps), 12/1/27	$ 1,203,086
1,144,959	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
	4.764% (LIBOR + 175 bps), 1/15/25	1,119,376
1,350,854	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	4.514% (LIBOR + 150 bps), 2/12/27	1,296,256
	Total Finance-Leasing Company	$ 3,618,718
Food-Wholesale & Distributions — 0.0%†
970,000	US Foods, Inc. (aka U.S. Foodservice, Inc.),
Incremental B-2019 Term Loan, 5.115% (LIBOR +
	200 bps), 9/13/26	$ 944,451
	Total Food-Wholesale & Distributions	$ 944,451
Footwear & Related Apparel — 0.1%
2,962,500	Crocs, Inc., Term Loan, 7.481% (Term SOFR +
	350 bps), 2/20/29	$ 2,802,649
	Total Footwear & Related Apparel	$ 2,802,649
Forestry — 0.0%†
1,568,000	Asplundh Tree Expert LLC, Amendment No. 1 Term
	Loan, 4.865% (LIBOR + 175 bps), 9/7/27	$ 1,535,268
	Total Forestry	$ 1,535,268
Gambling (Non-Hotel) — 0.0%†
992,500	Bally’s Corporation, Term B Facility Loan, 5.935%
	(LIBOR + 325 bps), 10/2/28	$ 898,833
	Total Gambling (Non-Hotel)	$ 898,833
Home Furnishings — 0.0%†
990,000	Herman Miller, Inc. , Initial Term B Loan, 5.125%
	(LIBOR + 200 bps), 7/19/28	$ 922,350
	Total Home Furnishings	$ 922,350

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 23

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
Hotels & Motels — 0.0%†
495,000	Hilton Grand Vacations Borrower LLC, Initial Term
	Loan, 6.115% (LIBOR + 300 bps), 8/2/28	$ 479,428
	Total Hotels & Motels	$ 479,428
Human Resources — 0.0%†
2,500	Ingenovis Health, Inc. (fka CCRR Parent, Inc.), First
Lien Initial Term Loan, 6.87% (LIBOR +
	375 bps), 3/6/28	$ 2,462
	Total Human Resources	$ 2,462
Independent Power Producer — 0.1%
738,188	Calpine Construction Finance Company, L.P., Term B
	Loan, 5.115% (LIBOR + 200 bps), 1/15/25	$ 719,118
485,000	Calpine Corporation, Term Loan, 5.115% (LIBOR +
	200 bps), 8/12/26	466,408
480,267	EFS Cogen Holdings I LLC, Term B Advance, 6.62%
	(LIBOR + 350 bps), 10/1/27	463,358
	Total Independent Power Producer	$ 1,648,884
Insurance Brokers — 0.0%†
967,500	Alliant Holdings Intermediate LLC, 2019 New Term
	Loan, 6.365% (LIBOR + 325 bps), 5/9/25	$ 945,882
	Total Insurance Brokers	$ 945,882
Internet Security — 0.0%†
1,000,000	NortonLifeLock, Inc., Term Loan B, 4.848% (Term
	SOFR + 200 bps), 9/12/29	$ 962,500
	Total Internet Security	$ 962,500
Investment Management & Advisory Services — 0.1%
987,500	Edelman Financial Engines Center LLC, First Lien
2021 Initial Term Loan, 6.615% (LIBOR +
	350 bps), 4/7/28	$ 907,883
995,000	LHS Borrower LLC, Initial Term Loan, 7.884% (Term
	SOFR + 475 bps), 2/16/29	813,412
1,487,415	Russell Investments US Institutional Holdco, Inc.,
	2025 Term Loan, 6.615% (LIBOR + 350 bps), 5/30/25	1,378,957
	Total Investment Management & Advisory Services	$ 3,100,252
Lasers-System & Components — 0.1%
2,500,000	Coherent Corp., Initial Term B Loan, 5.314% (LIBOR +
	275 bps), 7/2/29	$ 2,427,083
	Total Lasers-Syst/Components	$ 2,427,083
Machinery-Pumps — 0.0%
1,011,480	Circor International, Inc., Initial Term Loan, 8.584%
	(LIBOR + 550 bps), 12/20/28	$ 945,734
	Total Machinery-Pumps	$ 945,734

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
Medical Information Systems — 0.0%†
639,701	athenahealth, Inc., Initial Term Loan, 6.576% (Term
	SOFR + 350 bps), 2/15/29	$ 574,771
	Total Medical Information Systems	$ 574,771
Medical Labs & Testing Services — 0.1%
184,565	Envision Healthcare Corporation, First Out Term Loan,
	10.531% (Term SOFR + 788 bps), 3/31/27	$ 172,261
646,785	Envision Healthcare Corporation, Second Out Term
	Loan, 6.825% (Term SOFR + 425 bps), 3/31/27	296,227
1,582,441	Envision Healthcare Corporation, Third Out Term Loan,
	6.325% (Term SOFR + 375 bps), 3/31/27	443,083
1,790,129	Phoenix Guarantor Inc., First Lien Tranche B-1 Term
	Loan, 6.365% (LIBOR + 325 bps), 3/5/26	1,699,728
1,231,250	Phoenix Guarantor Inc., First Lien Tranche B-3 Term
	Loan, 6.615% (LIBOR + 350 bps), 3/5/26	1,169,072
1,336,500	U.S. Anesthesia Partners, Inc., First Lien Initial Term
	Loan, 6.814% (LIBOR + 425 bps), 10/1/28	1,257,564
	Total Medical Labs & Testing Services	$ 5,037,935
Medical Products — 0.1%
1,473,110	NMN Holdings III Corp., First Lien Closing Date Term
	Loan, 6.865% (LIBOR + 375 bps), 11/13/25	$ 1,325,799
317,141	NMN Holdings III Corp., First Lien Delayed Draw Term
	Loan, 6.865% (LIBOR + 375 bps), 11/13/25	285,427
	Total Medical Products	$ 1,611,226
Medical-Drugs — 0.1%
2,352,501	Grifols Worldwide Operations Limited, Dollar
Tranche B Term Loan, 5.115% (LIBOR +
	200 bps), 11/15/27	$ 2,237,817
800,000	Padagis LLC, Term B Loan, 7.043% (LIBOR +
	475 bps), 7/6/28	700,000
	Total Medical-Drugs	$ 2,937,817
Medical-Hospitals — 0.0%†
1,293,500	EyeCare Partners LLC, First Lien Amendment No. 1
	Term Loan, 7.424% (LIBOR + 375 bps), 11/15/28	$ 1,173,851
	Total Medical-Hospitals	$ 1,173,851
Metal Processors & Fabrication — 0.0%†
343,364	WireCo WorldGroup, Inc., Initial Term Loan, 7.188%
	(LIBOR + 425 bps), 11/13/28	$ 332,634
	Total Metal Processors & Fabrication	$ 332,634
Multimedia — 0.0%†
397,500	The E.W. Scripps Company, Tranche B-3 Term Loan,
	5.865% (LIBOR + 275 bps), 1/7/28	$ 385,178
	Total Multimedia	$ 385,178

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 25

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
Networking Products — 0.1%
2,505,375	GoTo Group, Inc., First Lien Initial Term Loan, 7.802%
	(LIBOR + 475 bps), 8/31/27	$ 1,752,510
	Total Networking Products	$ 1,752,510
Non-hazardous Waste Disposal — 0.0%†
740,625	WIN Waste Innovations Holdings Inc., Initial Term
	Loan, 6.424% (LIBOR + 275 bps), 3/24/28	$ 710,074
	Total Non-hazardous Waste Disposal	$ 710,074
Office Automation & Equipment — 0.0%†
1,073,650	Pitney Bowes, Inc., Refinancing Tranche B Term Loan,
	7.12% (LIBOR + 400 bps), 3/17/28	$ 974,337
	Total Office Automation & Equipment	$ 974,337
Paper & Related Products — 0.0%†
90,000	Sylvamo Corp., Term Loan B, 7.615% (LIBOR
	+ 450 bps), 9/13/28	$ 87,525
	Total Paper & Related Products	$ 87,525
Physical Practice Management — 0.0%†
877,257	Team Health Holdings, Inc., Extended Term Loan,
	8.284%, (Term SOFR + 525 bps), 3/2/27	$ 753,345
	Total Physical Practice Management	$ 753,345
Physical Therapy & Rehabilitation Centers — 0.0%†
995,000	Summit Behavioral Healthcare LLC, First Lien Initial
	Term Loan, 7.73% (LIBOR + 475 bps), 11/24/28	$ 950,225
	Total Physical Therapy & Rehabilitation Centers	$ 950,225
Printing-Commercial — 0.0%†
740,625	Cimpress plc, Tranche B-1 Term Loan, 6.615% (LIBOR +
	350 bps), 5/17/28	$ 681,375
	Total Printing-Commercial	$ 681,375
Private Equity — 0.0%†
749,195	Victory Capital Holdings, Inc., Tranche B-2 Term Loan,
	4.543% (LIBOR + 225 bps), 7/1/26	$ 726,095
	Total Private Equity	$ 726,095
Property & Casualty Insurance — 0.2%
4,655,317	Asurion LLC, New B-7 Term Loan, 6.115% (LIBOR +
	300 bps), 11/3/24	$ 4,367,270
1,176,390	Asurion LLC, New B-8 Term Loan, 6.365% (LIBOR +
	325 bps), 12/23/26	999,931
985,000	Asurion LLC, New B-9 Term Loan, 6.365% (LIBOR +
	325 bps), 7/31/27	832,325
	Total Property & Casualty Insurance	$ 6,199,526

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
Protection-Safety — 0.0%†
495,000	APX Group, Inc., Initial Term Loan, 6.243% (LIBOR +
	325 bps), 7/10/28	$ 468,187
916,555	Prime Security Services Borrower LLC, First Lien 2021
Refinancing Term B-1 Loan, 5.303% (LIBOR +
	275 bps), 9/23/26	889,441
	Total Protection-Safety	$ 1,357,628
Publishing — 0.0%†
1,000,000	Houghton Mifflin Harcourt Company, First Lien Term B
	Loan, 8.384% (Term SOFR + 525 bps), 4/9/29	$ 915,000
	Total Publishing	$ 915,000
Racetracks — 0.0%†
492,500	Churchill Downs Incorporated, 2021 Incremental
	Term B Loan, 5.12% (LIBOR + 200 bps), 3/17/28	$ 477,725
	Total Racetracks	$ 477,725
Recreational Centers — 0.0%†
1,220,288	Fitness International LLC, Term B Loan, 6.365%
	(LIBOR + 325 bps), 4/18/25	$ 1,143,410
	Total Recreational Centers	$ 1,143,410
Recycling — 0.0%†
839,375	Harsco Corporation, Term B-3 Loan, 5.375% (LIBOR +
	225 bps), 3/10/28	$ 738,650
	Total Recycling	$ 738,650
Rental Auto & Equipment — 0.1%
1,950,682	Avis Budget Car Rental LLC, New Tranche B Term
	Loan, 4.87% (LIBOR + 175 bps), 8/6/27	$ 1,848,759
942,006	Fly Funding II S.a r.l., Replacement Loan, 4.62%
	(LIBOR + 175 bps), 8/11/25	777,155
	Total Rental Auto & Equipment	$ 2,625,914
Retail — 0.1%
982,500	84 Lumber Company, Term B-1 Loan, 6.115% (LIBOR +
	300 bps), 11/13/26	$ 956,218
1,149,167	Highline Aftermarket Acquisition LLC, First Lien Initial
	Term Loan, 7.615% (LIBOR + 450 bps), 11/9/27	1,034,250
985,000	Petco Health & Wellness Co., Inc., First Lien Initial Term
	Loan, 6.924% (LIBOR + 325 bps), 3/3/28	934,765
742,500	PetSmart LLC, Initial Term Loan, 6.87% (LIBOR +
	375 bps), 2/11/28	704,447
741,057	RVR Dealership Holdings LLC, Term Loan, 6.868% (Term
	SOFR + 375 bps), 2/8/28	656,762
	Total Retail	$ 4,286,442

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 27

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
Retail-Restaurants — 0.0%†
1,178,886	1011778 B.C. Unlimited Liability Co., Term B-4 Loan,
	4.871% (LIBOR + 175 bps), 11/19/26	$ 1,130,810
	Total Retail-Restaurants	$ 1,130,810
Security Services — 0.1%
1,980,000	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC),
Initial U.S. Dollar Term Loan, 6.865% (LIBOR +
	375 bps), 5/12/28	$ 1,746,421
1,500,000	Garda World Security Corp., Term B-2 Loan, 7.24%
	(LIBOR + 425 bps), 10/30/26	1,418,750
	Total Security Services	$ 3,165,171
Soap & Cleaning Preparation — 0.0%†
992,500	Knight Health Holdings LLC, Term B Loan, 8.365%
	(LIBOR + 525 bps), 12/23/28	$ 727,420
	Total Soap & Cleaning Preparation	$ 727,420
Telephone-Integrated — 0.2%
3,867,211	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	4.865% (LIBOR + 175 bps), 3/1/27	$ 3,684,210
4,920,899	Lumen Technologies Inc., Term B Loan, 5.365%
	(LIBOR + 225 bps), 3/15/27	4,485,926
	Total Telephone-Integrated	$ 8,170,136
Textile-Home Furnishings — 0.0%†
1,791,000	Runner Buyer, Inc., Initial Term Loan, 8.57% (LIBOR +
	550 bps), 10/20/28	$ 1,217,880
	Total Textile-Home Furnishings	$ 1,217,880
Therapeutics — 0.0%†
1,132,750	Horizon Therapeutics USA, Inc., Incremental Term B-2
	Loan, 4.875% (LIBOR + 175 bps), 3/15/28	$ 1,091,334
	Total Therapeutics	$ 1,091,334
Transportation — Trucks — 0.0%†
1,485,000	Carriage Purchaser, Inc., Term B Loan, 7.365%
	(LIBOR + 425 bps), 9/30/28	$ 1,379,194
	Total Transportation - Trucks	$ 1,379,194
Transport-Equipment & Leasing — 0.0%†
955,000	IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan,
	6.689% (LIBOR + 375 bps), 9/11/23	$ 888,946
	Total Transport-Equipment & Leasing	$ 888,946
Veterinary Diagnostics — 0.1%
2,765,943	Elanco Animal Health Incorporated, Term Loan,
	4.314% (LIBOR + 175 bps), 8/1/27	$ 2,634,561
	Total Veterinary Diagnostics	$ 2,634,561

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	Web Hosting/Design — 0.0%†
493,750	Endurance International Group Holdings, Inc., Initial
	Term Loan, 6.185% (LIBOR + 350 bps), 2/10/28	$ 419,688
	Total Web Hosting/Design	$ 419,688
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $146,595,431)	$ 135,043,632
	ASSET BACKED SECURITIES — 25.9%
	of Net Assets
103,187(a)	321 Henderson Receivables I LLC, Series 2004-A,
	Class A1, 3.168% (1 Month USD LIBOR + 35 bps),
	9/15/45 (144A)	$ 101,390
65,587(a)	321 Henderson Receivables I LLC, Series 2006-1A,
	Class A1, 3.018% (1 Month USD LIBOR + 20 bps),
	3/15/41 (144A)	65,123
519,039(a)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 3.018% (1 Month USD LIBOR + 20 bps),
	6/15/41 (144A)	504,645
618,773(a)	321 Henderson Receivables I LLC, Series 2006-3A,
	Class A1, 3.018% (1 Month USD LIBOR + 20 bps),
	9/15/41 (144A)	598,743
1,147,553(a)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 3.048% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	1,117,815
3,550,000(a)	522 Funding CLO, Ltd., Series 2020-6A, Class X,
	3.883% (3 Month USD LIBOR + 110 bps),
	10/23/34 (144A)	3,547,110
3,000,000(a)	ABPCI Direct Lending Fund CLO V Ltd., Series
	2019-5A, Class CR, 6.91% (3 Month USD LIBOR +
	420 bps), 4/20/31 (144A)	2,605,125
5,000,000(a)	ABPCI Direct Lending Fund CLO X LP, Series
	2020-10A, Class A1A, 4.66% (3 Month USD LIBOR +
	195 bps), 1/20/32 (144A)	4,917,930
3,746,499	ACC Auto Trust, Series 2021-A, Class A, 1.08%,
	4/15/27 (144A)	3,685,433
3,283,516	ACC Auto Trust, Series 2022-A, Class A, 4.58%,
	7/15/26 (144A)	3,229,716
2,000,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%,
	3/15/29 (144A)	1,916,567
9,557,498	ACM Auto Trust, Series 2022-1A, Class A, 3.23%,
	4/20/29 (144A)	9,526,173
1,000,000	ACM Auto Trust, Series 2022-1A, Class C, 5.48%,
	4/20/29 (144A)	983,828
3,000,000	ACM Auto Trust, Series 2022-1A, Class D, 8.58%,
	4/20/29 (144A)	2,958,647
12,900,000(a)	ACRES Commercial Realty, Ltd., Series 2021-FL2,
	Class A, 4.339% (1 Month USD LIBOR + 140 bps),
	1/15/37 (144A)	12,461,194

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 29

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,955,556(a)	Allegro CLO XIII, Ltd., Series 2021-1A, Class X, 3.71%
	(3 Month USD LIBOR + 100 bps), 7/20/34 (144A)	$ 2,939,140
2,904,167(a)	Allegro CLO XIV, Ltd., Series 2021-2A, Class X,
	3.512% (3 Month USD LIBOR + 100 bps),
	10/15/34 (144A)	2,902,334
8,570,000	AM Capital Funding LLC, Series 2018-1, Class A,
	4.98%, 12/15/23 (144A)	8,482,313
24,155(a)	Amortizing Residential Collateral Trust, Series
	2002-BC5, Class M1, 4.119% (1 Month USD LIBOR +
	103 bps), 7/25/32	23,750
1,750,000	Amur Equipment Finance Receivables IX LLC, Series
	2021-1A, Class D, 2.30%, 11/22/27 (144A)	1,564,892
2,300,000(a)	Antares CLO LTD, Series 2019-2A, Class D, 7.533%
	(3 Month USD LIBOR + 475 bps), 1/23/32 (144A)	1,984,688
2,765,674(a)	Apres Static CLO, Ltd., Series 2019-1A, Class A1R,
	3.582% (3 Month USD LIBOR + 107 bps),
	10/15/28 (144A)	2,736,225
3,281,020	Aqua Finance Trust, Series 2019-A, Class A, 3.14%,
	7/16/40 (144A)	3,105,317
5,676,091	Aqua Finance Trust, Series 2020-AA, Class A, 1.90%,
	7/17/46 (144A)	5,351,803
6,069,010	Aqua Finance Trust, Series 2021-A, Class A, 1.54%,
	7/17/46 (144A)	5,495,205
7,500,000(a)	Arbor Realty Collateralized Loan Obligation, Ltd.,
	Series 2020-FL1, Class D, 5.41% (1 Month Term
	SOFR + 256 bps), 2/15/35 (144A)	7,237,645
1,000,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL3, Class D, 5.018% (1 Month USD
	LIBOR + 220 bps), 8/15/34 (144A)	932,882
7,500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL4, Class D, 5.718% (1 Month USD
	LIBOR + 290 bps), 11/15/36 (144A)	6,958,057
2,500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL4, Class E, 6.218% (1 Month USD
	LIBOR + 340 bps), 11/15/36 (144A)	2,281,638
1,500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2022-FL1, Class E, 6.035% (SOFR30A +
	375 bps), 1/15/37 (144A)	1,421,016
3,750,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2022-FL2, Class D, 7.195% (1 Month Term
	SOFR + 435 bps), 5/15/37 (144A)	3,680,781
4,000,000(a)	Ares LVII CLO, Ltd., Series 2020-57A, Class XR, 3.783%
	(3 Month USD LIBOR + 100 bps), 1/25/35 (144A)	3,999,800
104,929	Arivo Acceptance Auto Loan Receivables Trust, Series
	2019-1, Class A, 2.99%, 7/15/24 (144A)	104,864
6,397,016	Arivo Acceptance Auto Loan Receivables Trust, Series
	2022-1A, Class A, 3.93%, 5/15/28 (144A)	6,248,641

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
250,000(a)	ASSURANT CLO Ltd., Series 2018-2A, Class D, 5.56%
	(3 Month USD LIBOR + 285 bps), 4/20/31 (144A)	$ 221,172
2,509,756	Atalaya Equipment Leasing Trust, Series 2021-1A,
	Class A2, 1.23%, 5/15/26 (144A)	2,437,425
5,968,436(a)	Atlas Senior Loan Fund III, Ltd., Series 2013-1A,
	Class AR, 3.772% (3 Month USD LIBOR + 83 bps),
	11/17/27 (144A)	5,882,198
614,341	Avid Automobile Receivables Trust, Series 2021-1,
	Class A, 0.61%, 1/15/25 (144A)	610,202
1,600,000	Avid Automobile Receivables Trust, Series 2021-1,
	Class F, 5.16%, 10/16/28 (144A)	1,416,239
6,250,000(a)	Barings Middle Market CLO, Ltd., Series 2018-IA,
	Class A1, 4.042% (3 Month USD LIBOR + 153 bps),
	1/15/31 (144A)	6,100,931
3,500,000(a)	BDS, Ltd., Series 2020-FL5, Class C, 5.183% (1 Month
	Term SOFR + 216 bps), 2/16/37 (144A)	3,386,859
192,949(a)	Bear Stearns Asset Backed Securities Trust, Series
	2001-3, Class A1, 3.984% (1 Month USD LIBOR +
	90 bps), 10/27/32	187,361
1,844,747	BHG Securitization Trust, Series 2021-B, Class A, 0.90%,
	10/17/34 (144A)	1,749,721
5,000,000	BHG Securitization Trust, Series 2022-C, Class A, 5.32%,
	10/17/35 (144A)	4,987,560
2,442,525(a)	Black Diamond CLO, Ltd., Series 2017-1A, Class A1AR,
	3.833% (3 Month USD LIBOR + 105 bps),
	4/24/29 (144A)	2,408,334
3,519,876	Blackbird Capital Aircraft, Series 2021-1A, Class A,
	2.443%, 7/15/46 (144A)	2,840,072
950,649(a)	Blackrock DLF VIII-L CLO Trust, Series 2021-1A,
	Class A, 4.09% (3 Month USD LIBOR + 135 bps),
	4/17/32 (144A)	935,626
5,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A,
	Class B1, 6.043% (3 Month USD LIBOR + 275 bps),
	12/15/28 (144A)	4,806,470
2,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A,
	Class D, 8.693% (3 Month USD LIBOR + 540 bps),
	12/15/28 (144A)	1,830,596
9,825,000(a)	BRSP, Ltd., Series 2021-FL1, Class A, 4.143% (1 Month
	USD LIBOR + 115 bps), 8/19/38 (144A)	9,501,148
4,050,000(a)	BRSP, Ltd., Series 2021-FL1, Class D, 5.693% (1 Month
	USD LIBOR + 270 bps), 8/19/38 (144A)	3,781,959
3,600,000(a)	BRSP, Ltd., Series 2021-FL1, Class E, 6.443% (1 Month
	USD LIBOR + 345 bps), 8/19/38 (144A)	3,317,206
2,000,000(a)	BSPRT Issuer, Ltd., Series 2021-FL7, Class D, 5.568%
	(1 Month USD LIBOR + 275 bps), 12/15/38 (144A)	1,830,202
422,329	BXG Receivables Note Trust, Series 2020-A, Class B,
	2.49%, 2/28/36 (144A)	383,784

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 31

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
8,000,000(a)	CAL Receivables LLC, Series 2022-1, Class B, 6.635%
	(SOFR30A + 435 bps), 10/15/26 (144A)	$ 7,672,672
250,000(a)	California Street CLO IX LP, Series 2012-9A,
	Class XR2, 3.44% (3 Month USD LIBOR + 70 bps),
	7/16/32 (144A)	249,988
261,316	CarNow Auto Receivables Trust, Series 2021-1A,
	Class A, 0.97%, 10/15/24 (144A)	260,977
1,750,000	CarNow Auto Receivables Trust, Series 2021-1A,
	Class B, 1.38%, 2/17/26 (144A)	1,733,300
1,150,000	CarNow Auto Receivables Trust, Series 2021-1A,
	Class C, 2.16%, 2/17/26 (144A)	1,112,146
1,143,595	CarNow Auto Receivables Trust, Series 2021-2A,
	Class A, 0.73%, 9/15/23 (144A)	1,142,961
5,484,063	CarNow Auto Receivables Trust, Series 2022-1A,
	Class A, 3.44%, 7/15/24 (144A)	5,447,698
1,750,000	CarNow Auto Receivables Trust, Series 2022-1A,
	Class B, 4.89%, 3/16/26 (144A)	1,723,827
2,900,000	Carvana Auto Receivables Trust, Series 2019-4A,
	Class D, 3.07%, 7/15/25 (144A)	2,862,451
5,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class D, 3.43%, 1/15/26 (144A)	4,889,791
1,000,000	Carvana Auto Receivables Trust, Series 2021-P2,
	Class D, 2.02%, 5/10/28	852,519
951,050	Carvana Auto Receivables Trust, Series 2021-P4,
	Class N, 2.15%, 9/11/28 (144A)	947,563
37(c)	Centex Home Equity Loan Trust, Series 2003-A,
	Class AF6, 3.654%, 3/25/33	37
1,500,000(a)	Cerberus Loan Funding XXVIII LP, Series 2020-1A,
	Class A, 4.362% (3 Month USD LIBOR + 185 bps),
	10/15/31 (144A)	1,480,221
1,500,000(a)	Churchill Middle Market CLO III, Ltd., Series 2021-1A,
	Class C, 5.383% (3 Month USD LIBOR + 260 bps),
	10/24/33 (144A)	1,311,393
5,000,000(a)	Churchill Middle Market CLO III, Ltd., Series 2021-1A,
	Class E, 10.943% (3 Month USD LIBOR + 816 bps),
	10/24/33 (144A)	4,004,935
16,336,549(a)	CIFC Funding, Ltd., Series 2015-3A, Class AR, 3.608%
	(3 Month USD LIBOR + 87 bps), 4/19/29 (144A)	16,025,991
5,400,000(a)	CIFC Funding, Ltd., Series 2021-7A, Class X, 3.683%
	(3 Month USD LIBOR + 90 bps), 1/23/35 (144A)	5,396,355
5,670,000	CIG Auto Receivables Trust, Series 2019-1A, Class D,
	4.85%, 5/15/26 (144A)	5,644,848
1,573,043	CIG Auto Receivables Trust, Series 2021-1A, Class A,
	0.69%, 4/14/25 (144A)	1,540,044
3,770,000	CIG Auto Receivables Trust, Series 2021-1A, Class C,
	1.79%, 4/12/27 (144A)	3,543,352

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
431,562(a)	CIM Small Business Loan Trust, Series 2018-1A,
	Class A, 4.393% (1 Month USD LIBOR + 140 bps),
	3/20/43 (144A)	$ 428,963
515,000(a)	Citibank Credit Card Issuance Trust, Series 2018-A4,
	Class A4, 2.983% (1 Month USD LIBOR +
	34 bps), 6/7/25	514,752
5,551,136	Commercial Equipment Finance LLC, Series 2021-A,
	Class A, 2.05%, 2/16/27 (144A)	5,330,707
429,910	Commonbond Student Loan Trust, Series 2016-B,
	Class A1, 2.73%, 10/25/40 (144A)	425,247
117,160(a)	Commonbond Student Loan Trust, Series 2016-B,
	Class A2, 4.534% (1 Month USD LIBOR + 145 bps),
	10/25/40 (144A)	117,199
1,067,600(a)	Commonbond Student Loan Trust, Series 2017-AGS,
	Class A2, 3.934% (1 Month USD LIBOR + 85 bps),
	5/25/41 (144A)	1,062,043
1,660,861(a)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 3.734% (1 Month USD LIBOR + 65 bps),
	9/25/42 (144A)	1,623,189
74,011	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	67,289
1,266,554(a)	Commonbond Student Loan Trust, Series 2018-AGS,
	Class A2, 3.584% (1 Month USD LIBOR + 50 bps),
	2/25/44 (144A)	1,245,680
2,495,673(a)	Commonbond Student Loan Trust, Series 2018-BGS,
	Class A2, 3.654% (1 Month USD LIBOR + 57 bps),
	9/25/45 (144A)	2,427,482
1,455,452(a)	Commonbond Student Loan Trust, Series 2018-CGS,
	Class A2, 3.884% (1 Month USD LIBOR + 80 bps),
	2/25/46 (144A)	1,442,951
3,040,533(a)	Commonbond Student Loan Trust, Series 2019-AGS,
	Class A2, 3.984% (1 Month USD LIBOR + 90 bps),
	1/25/47 (144A)	2,990,381
1,663,905	Conn’s Receivables Funding LLC, Series 2021-A,
	Class A, 1.05%, 5/15/26 (144A)	1,656,419
11,100,000	Conn’s Receivables Funding LLC, Series 2021-A,
	Class B, 2.87%, 5/15/26 (144A)	10,825,965
4,470,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class B, 4.95%, 8/15/26 (144A)	4,354,798
4,398,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	4,230,914
5,000,000	Credit Acceptance Auto Loan Trust, Series 2020-1A,
	Class C, 2.59%, 6/15/29 (144A)	4,918,782
2,433,592	Credito Real USA Auto Receivables Trust, Series
	2021-1A, Class A, 1.35%, 2/16/27 (144A)	2,368,762
7,870,000	Credito Real USA Auto Receivables Trust, Series
	2021-1A, Class B, 2.87%, 2/16/27 (144A)	7,363,896

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 33

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,350,000	Crossroads Asset Trust, Series 2021-A, Class B, 1.12%,
	6/20/25 (144A)	$ 1,306,982
500,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	468,094
78	Delta Funding Home Equity Loan Trust, Series 1997-2,
	Class A6, 7.04%, 6/25/27	58
5,155,186(a)	Donlen Fleet Lease Funding 2 LLC, Series 2021-2,
	Class A1, 3.086% (1 Month USD LIBOR +
	33 bps), 12/11/34 (144A)	5,126,494
648,322(a)	DRB Prime Student Loan Trust, Series 2017-A,
	Class A1, 3.934% (1 Month USD LIBOR + 85 bps),
	5/27/42 (144A)	646,996
4,900,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class B, 4.71%
	(3 Month USD LIBOR + 200 bps), 7/20/30 (144A)	4,505,080
6,500,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class C, 4.96%
	(3 Month USD LIBOR + 225 bps), 7/20/30 (144A)	6,035,556
2,995,363(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class AR, 4.092%
	(3 Month USD LIBOR + 158 bps), 4/15/29 (144A)	2,975,759
7,000,000(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class BR, 4.512%
	(3 Month USD LIBOR + 200 bps), 4/15/29 (144A)	6,875,792
3,362,500(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class CR, 5.262%
	(3 Month USD LIBOR + 275 bps), 4/15/29 (144A)	3,253,347
1,000,000(a)	Elmwood CLO IV, Ltd., Series 2020-1A, Class X, 3.212%
	(3 Month USD LIBOR + 70 bps), 4/15/33 (144A)	999,950
174,514	FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
	2/18/31 (144A)	174,433
3,407,459	FCI Funding LLC, Series 2021-1A, Class A, 1.13%,
	4/15/33 (144A)	3,304,111
2,555,594	FCI Funding LLC, Series 2021-1A, Class B, 1.53%,
	4/15/33 (144A)	2,480,826
51,897	FHF Trust, Series 2020-1A, Class A, 2.59%,
	12/15/23 (144A)	51,854
4,773,822	FHF Trust, Series 2021-1A, Class A, 1.27%,
	3/15/27 (144A)	4,566,168
2,817,124	FHF Trust, Series 2021-2A, Class A, 0.83%,
	12/15/26 (144A)	2,675,612
3,814(a)	First Franklin Mortgage Loan Trust, Series 2004-FF4,
	Class M1, 3.939% (1 Month USD LIBOR +
	86 bps), 6/25/34	3,798
5,000,000(a)	Fort Washington CLO, Series 2019-1A, Class AR, 3.84%
	(3 Month USD LIBOR + 113 bps), 10/20/32 (144A)	4,841,850
8,250,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series
	2017-9A, Class A1TR, 4.062% (3 Month USD LIBOR +
	155 bps), 10/15/33 (144A)	7,809,821
2,750,000(a)	Fortress Credit Opportunities VI CLO, Ltd., Series
	2015-6A, Class A1TR, 3.788% (3 Month USD LIBOR +
	136 bps), 7/10/30 (144A)	2,711,481

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
8,748,438(a)	Fortress Credit Opportunities XVII CLO, Ltd., Series
	2022-17A, Class A, 3.698% (3 Month Term SOFR +
	137 bps), 1/15/30 (144A)	$ 8,558,720
7,000,000(a)	Fortress Credit Opportunities XVII CLO, Ltd., Series
	2022-17A, Class C, 4.978% (3 Month Term SOFR +
	265 bps), 1/15/30 (144A)	6,455,834
6,080,922	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	5,450,709
3,361,692	Foundation Finance Trust, Series 2021-2A, Class A,
	2.19%, 1/15/42 (144A)	3,072,658
593,513	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class B, 2.27%, 2/18/25 (144A)	592,971
1,300,000	Freed ABS Trust, Series 2021-1CP, Class C, 2.83%,
	3/20/28 (144A)	1,273,381
1,000,000	Freed ABS Trust, Series 2021-3FP, Class D, 2.37%,
	11/20/28 (144A)	886,951
1,179,114	Freed ABS Trust, Series 2022-1FP, Class A, 0.94%,
	3/19/29 (144A)	1,167,466
2,200,000	Genesis Sales Finance Master Trust, Series 2020-AA,
	Class D, 4.71%, 9/22/25 (144A)	2,026,452
12,000,000	Genesis Sales Finance Master Trust, Series 2021-AA,
	Class A, 1.20%, 12/21/26 (144A)	11,188,792
1,000,000	Genesis Sales Finance Master Trust, Series 2021-AA,
	Class D, 2.09%, 12/21/26 (144A)	894,551
601,306	Gold Key Resorts LLC, Series 2014-A, Class B, 3.72%,
	3/17/31 (144A)	590,253
500,000(a)	Goldentree Loan Management US CLO 1, Ltd., Series
	2017-1A, Class ER2, 9.21% (3 Month USD LIBOR +
	650 bps), 4/20/34 (144A)	434,314
3,000,000(a)	Golub Capital Partners CLO 24M-R, Ltd., Series
	2015-24A, Class AR, 4.432% (3 Month USD LIBOR +
	160 bps), 11/5/29 (144A)	2,923,254
10,522,919(a)	Golub Capital Partners CLO 25M, Ltd., Series
	2015-25A, Class AR, 4.212% (3 Month USD LIBOR +
	138 bps), 5/5/30 (144A)	10,293,961
10,000,000(a)	Golub Capital Partners CLO 34M, Ltd., Series
	2017-34A, Class AR, 4.532% (3 Month USD LIBOR +
	170 bps), 3/14/31 (144A)	9,725,190
5,000,000(a)	Golub Capital Partners CLO 46M, Ltd., Series
	2019-46A, Class A1A, 4.51% (3 Month USD LIBOR +
	180 bps), 4/20/32 (144A)	4,860,810
2,499,902(a)	Gracie Point International Funding, Series 2020-B,
	Class A, 4.528% (1 Month USD LIBOR +
	140 bps), 5/2/23 (144A)	2,499,494
3,000,000(a)	Gracie Point International Funding, Series 2020-B,
	Class B, 5.528% (1 Month USD LIBOR +
	240 bps), 5/2/23 (144A)	2,999,973

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 35

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
9,996,155(a)	Gracie Point International Funding, Series 2021-1A,
	Class A, 3.878% (1 Month USD LIBOR + 75 bps),
	11/1/23 (144A)	$ 9,951,159
1,889,000(a)	Gracie Point International Funding, Series 2021-1A,
	Class C, 4.964% (1 Month USD LIBOR + 240 bps),
	11/1/23 (144A)	1,871,162
20,000,000(a)	Gracie Point International Funding, Series 2022-1A,
	Class A, 4.697% (SOFR30A + 225 bps),
	4/1/24 (144A)	19,967,324
1,405,000(a)	Gracie Point International Funding, Series 2022-1A,
	Class D, 6.947% (SOFR30A + 450 bps),
	4/1/24 (144A)	1,401,339
4,600,000(a)	Gracie Point International Funding, Series 2022-2A,
	Class A, 5.219% (SOFR30A + 275 bps),
	7/1/24 (144A)	4,597,645
500,000(a)	Gracie Point International Funding, Series 2022-2A,
	Class D, 7.969% (SOFR30A + 550 bps),
	7/1/24 (144A)	499,745
2,500,000(a)	Gracie Point International Funding, Series 2022-2A,
	Class E, 9.469% (SOFR30A + 700 bps),
	7/1/24 (144A)	2,498,731
4,106,667(a)	Great Lakes CLO VI LLC, Series 2021-6A, Class AX,
	3.712% (3 Month USD LIBOR + 120 bps),
	1/15/34 (144A)	4,003,614
166,667(a)	Harbor Park CLO 18-1, Ltd., Series 2018-1A, Class X,
	3.61% (3 Month USD LIBOR + 90 bps),
	1/20/31 (144A)	166,658
5,247,000	HOA Funding LLC - HOA, Series 2021-1A, Class A2,
	4.723%, 8/20/51 (144A)	4,024,323
2,050,000	HOA Funding LLC - HOA, Series 2021-1A, Class B,
	7.432%, 8/20/51 (144A)	1,613,354
4,000,000(a)	ICG US CLO, Ltd., Series 2017-1A, Class ERR,
	10.153% (3 Month USD LIBOR + 736 bps),
	7/28/34 (144A)	3,230,272
11,110,338(a)	Invitation Homes Trust, Series 2018-SFR1, Class A,
	3.693% (1 Month USD LIBOR + 70 bps),
	3/17/37 (144A)	10,962,449
3,999,426(a)	Invitation Homes Trust, Series 2018-SFR1, Class B,
	3.943% (1 Month USD LIBOR + 95 bps),
	3/17/37 (144A)	3,960,842
3,937,500(a)	Ivy Hill Middle Market Credit Fund IX, Ltd., Series 9A,
	Class XRR, 3.741% (3 Month Term SOFR + 120 bps),
	4/23/34 (144A)	3,825,864
5,000,000(a)	Ivy Hill Middle Market Credit Fund XII, Ltd., Series 12A,
	Class A1TR, 4.31% (3 Month USD LIBOR + 160 bps),
	7/20/33 (144A)	4,656,255
1,217,967	JPMorgan Chase Bank N.A. - CACLN, Series 2020-1,
	Class B, 0.991%, 1/25/28 (144A)	1,195,915

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,942,681	JPMorgan Chase Bank N.A. - CACLN, Series 2021-1,
	Class B, 0.875%, 9/25/28 (144A)	$ 3,808,596
905,940	JPMorgan Chase Bank N.A. - CACLN, Series 2021-1,
	Class C, 1.024%, 9/25/28 (144A)	872,829
4,000,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-1,
	Class F, 4.28%, 9/25/28 (144A)	3,740,729
4,406,516	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2,
	Class B, 0.889%, 12/26/28 (144A)	4,239,509
829,462	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2,
	Class D, 1.138%, 12/26/28 (144A)	794,847
2,202,592(a)	Laurel Road Prime Student Loan Trust, Series 2017-C,
	Class A1, 3.634% (1 Month USD LIBOR + 55 bps),
	11/25/42 (144A)	2,190,136
150,000(a)	LCM 28, Ltd., Series 28A, Class X, 3.61% (3 Month USD
	LIBOR + 90 bps), 10/20/30 (144A)	149,993
8,000,000(a)	LCM XVIII LP, Series 18A, Class A1R, 3.73% (3 Month
	USD LIBOR + 102 bps), 4/20/31 (144A)	7,828,832
39,241(a)	Lehman XS Trust Series, Series 2005-4, Class 1A3,
	3.884% (1 Month USD LIBOR + 80 bps), 10/25/35	39,153
2,282,008	Lendingpoint Asset Securitization Trust, Series
	2021-A, Class A, 1.00%, 12/15/28 (144A)	2,273,014
9,512,415	Lendingpoint Asset Securitization Trust, Series
	2022-A, Class A, 1.68%, 6/15/29 (144A)	9,355,501
10,000,000	Lendingpoint Asset Securitization Trust, Series
	2022-C, Class A, 6.56%, 2/15/30 (144A)	9,899,381
9,000,000	LendingPoint Asset Securitization Trust, Series
	2020-REV1, Class B, 4.494%, 10/15/28 (144A)	8,762,911
1,732,778	LendingPoint Pass-Through Trust Series, Series
	2022-ST1, Class A, 2.50%, 3/15/28 (144A)	1,639,257
5,109,153	LFS LLC, Series 2021-A, Class A, 2.46%,
	4/15/33 (144A)	4,867,566
9,294,868	LFS LLC, Series 2021-B, Class A, 2.40%,
	12/15/33 (144A)	8,745,169
10,096,930	Libra Solutions LLC, Series 2022-1A, Class A, 4.75%,
	5/15/34 (144A)	9,917,772
1,512,913	Lunar Structured Aircraft Portfolio Notes, Series
	2021-1, Class A, 2.636%, 10/15/46 (144A)	1,249,386
94,997(a)	M360 LLC, Series 2019-CRE2, Class A, 4.36% (1 Month
	Term SOFR + 151 bps), 9/15/34 (144A)	94,986
229,321(a)	Magnetite VII, Ltd., Series 2012-7A, Class A1R2,
	3.312% (3 Month USD LIBOR + 80 bps),
	1/15/28 (144A)	224,451
475,645	Marlette Funding Trust, Series 2021-2A, Class A,
	0.51%, 9/15/31 (144A)	473,123
4,080,301	Marlette Funding Trust, Series 2022-1A, Class A,
	1.36%, 4/15/32 (144A)	3,988,329
3,000,000	Marlette Funding Trust, Series 2022-3A, Class A,
	5.18%, 11/15/32 (144A)	2,987,018

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 37

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,000,000(a)	MCF CLO IX, Ltd., Series 2019-1A, Class A2R, 4.231%
	(3 Month Term SOFR + 175 bps), 7/17/31 (144A)	$ 1,866,994
4,530,000(a)	MCF CLO IX, Ltd., Series 2019-1A, Class CR, 5.181%
	(3 Month Term SOFR + 270 bps), 7/17/31 (144A)	4,122,812
2,500,000(a)	MCF CLO VII LLC, Series 2017-3A, Class ER, 11.86%
	(3 Month USD LIBOR + 915 bps), 7/20/33 (144A)	2,163,750
5,250,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class A, 1.54%, 3/20/26 (144A)	4,987,498
7,000,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class B, 2.33%, 3/20/26 (144A)	6,540,149
10,000,000	Mercury Financial Credit Card Master Trust, Series
	2022-1A, Class A, 2.50%, 9/21/26 (144A)	9,472,725
7,000,000	Mercury Financial Credit Card Master Trust, Series
	2022-1A, Class B, 3.20%, 9/21/26 (144A)	6,341,329
3,000,000	Mercury Financial Credit Card Master Trust, Series
	2022-2A, Class C, 10.83%, 3/20/27 (144A)	2,890,275
56,095(a)	Merrill Lynch Mortgage Investors Trust Series, Series
	2004-OPT1, Class A1B, 3.944% (1 Month USD
	LIBOR + 86 bps), 6/25/35	55,901
6,517,130(a)	MF1, Ltd., Series 2020-FL4, Class A, 4.66% (1 Month
	Term SOFR + 181 bps), 11/15/35 (144A)	6,485,847
9,000,000(a)	MF1, Ltd., Series 2021-FL6, Class E, 5.889% (1 Month
	USD LIBOR + 295 bps), 7/16/36 (144A)	8,486,005
2,550,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 5.543% (1 Month
	USD LIBOR + 255 bps), 10/16/36 (144A)	2,410,561
3,300,000(a)	MF1, Ltd., Series 2021-FL7, Class E, 5.793% (1 Month
	USD LIBOR + 280 bps), 10/16/36 (144A)	3,081,342
3,500,000	Mission Lane Credit Card Master Trust, Series 2021-A,
	Class A, 1.59%, 9/15/26 (144A)	3,375,331
4,000,000	Mission Lane Credit Card Master Trust, Series 2021-A,
	Class B, 2.24%, 9/15/26 (144A)	3,859,321
8,736,005(a)	MJX Venture Management II LLC, Series 2014-18RR,
	Class A, 3.732% (3 Month USD LIBOR +
	122 bps), 10/16/29 (144A)	8,559,922
1,100,000(a)	Monroe Capital MML CLO VII, Ltd., Series 2018-2A,
	Class D, 7.034% (3 Month USD LIBOR +
	405 bps), 11/22/30 (144A)	972,993
179,300(a)	Morgan Stanley Home Equity Loan Trust, Series
	2006-2, Class A4, 3.644% (1 Month USD LIBOR +
	56 bps), 2/25/36	177,368
2,627,328	MVW LLC, Series 2021-1WA, Class A, 1.14%,
	1/22/41 (144A)	2,367,761
1,182,171	MVW Owner Trust, Series 2019-1A, Class A, 2.89%,
	11/20/36 (144A)	1,119,094
1,556,685(a)	National Collegiate Trust, Series 2007-A, Class A,
	3.379% (1 Month USD LIBOR + 30 bps),
	5/25/31 (144A)	1,503,686

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
895,664	Navient Private Education Refi Loan Trust, Series
	2021-CA, Class A, 1.06%, 10/15/69 (144A)	$ 768,353
4,029,921(a)	Navient Student Loan Trust, Series 2021-1A,
	Class A1B, 3.684% (1 Month USD LIBOR + 60 bps),
	12/26/69 (144A)	3,919,491
233,504	Nelnet Private Education Loan Trust, Series 2016-A,
	Class A1B, 3.60%, 12/26/40 (144A)	232,907
5,302,245(a)	Nelnet Student Loan Trust, Series 2005-2, Class A5,
	3.702% (3 Month USD LIBOR + 10 bps), 3/23/37	5,181,964
1,101,269	Nelnet Student Loan Trust, Series 2021-A, Class APT2,
	1.36%, 4/20/62 (144A)	972,879
5,610,144(a)	Nelnet Student Loan Trust, Series 2021-DA, Class AFL,
	3.683% (1 Month USD LIBOR + 69 bps),
	4/20/62 (144A)	5,471,347
3,750,000(a)	Neuberger Berman CLO XXI, Ltd., Series 2016-21A,
	Class XR2, 3.61% (3 Month USD LIBOR + 90 bps),
	4/20/34 (144A)	3,747,859
343,750(a)	Neuberger Berman CLO XXII, Ltd., Series 2016-22A,
	Class XR, 3.64% (3 Month USD LIBOR + 90 bps),
	10/17/30 (144A)	343,733
1,417,317(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 5.084% (1 Month USD LIBOR + 200 bps),
	2/25/43 (144A)	1,409,772
2,505,022(a)	Newtek Small Business Loan Trust, Series 2018-1,
	Class A, 5.70% (PRIME + -55 bps), 2/25/44 (144A)	2,471,889
2,505,022(a)	Newtek Small Business Loan Trust, Series 2018-1,
	Class B, 7.00% (PRIME + 75 bps), 2/25/44 (144A)	2,475,423
5,517,409(a)	Newtek Small Business Loan Trust, Series 2019-1,
	Class A, 5.35% (PRIME + -90 bps), 12/25/44 (144A)	5,460,678
1,177,047(a)	Newtek Small Business Loan Trust, Series 2019-1,
	Class B, 6.50% (PRIME + 25 bps), 12/25/44 (144A)	1,168,601
4,181,764(a)	Newtek Small Business Loan Trust, Series 2021-1,
	Class A, 6.00% (PRIME + -25 bps), 12/25/48 (144A)	4,120,659
1,800,000	NMEF Funding LLC, Series 2019-A, Class C, 3.30%,
	8/17/26 (144A)	1,774,892
99,257(a)	NovaStar Mortgage Funding Trust Series, Series
	2003-1, Class A2, 3.864% (1 Month USD LIBOR +
	78 bps), 5/25/33	94,958
2,095,069	Oasis Securitization Funding LLC, Series 2021-1A,
	Class A, 2.579%, 2/15/33 (144A)	2,066,195
7,338,520	Oasis Securitization Funding LLC, Series 2021-2A,
	Class A, 2.143%, 10/15/33 (144A)	7,134,025
3,613,194	Oasis Securitization Funding LLC, Series 2021-2A,
	Class B, 5.147%, 10/15/33 (144A)	3,513,396
1,500,000(a)	Ocean Trails CLO XII, Ltd., Series 2022-12A, Class E,
	9.98% (3 Month Term SOFR + 811 bps),
	7/20/35 (144A)	1,282,301

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 39

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,809,294	Octane Receivables Trust, Series 2020-1A, Class A,
	1.71%, 2/20/25 (144A)	$ 1,787,533
4,608,305	Octane Receivables Trust, Series 2021-1A, Class A,
	0.93%, 3/22/27 (144A)	4,451,392
2,750,000	Octane Receivables Trust, Series 2021-1A, Class C,
	2.23%, 11/20/28 (144A)	2,458,841
1,000,000(a)	OHA Credit Funding 5, Ltd., Series 2020-5A, Class X,
	3.29% (3 Month USD LIBOR + 55 bps), 4/18/33 (144A)	999,950
6,057,002	Oportun Funding LLC, Series 2022-1, Class A, 3.25%,
	6/15/29 (144A)	5,928,602
6,000,000	Oportun Funding XIV LLC, Series 2021-A, Class B,
	1.76%, 3/8/28 (144A)	5,515,105
3,000,000	Oportun Funding XIV LLC, Series 2021-A, Class D,
	5.40%, 3/8/28 (144A)	2,761,028
10,000,000	Oportun Issuance Trust, Series 2021-C, Class A, 2.18%,
	10/8/31 (144A)	8,826,391
1,897,506	Oscar US Funding X LLC, Series 2019-1A, Class A4,
	3.27%, 5/10/26 (144A)	1,877,574
4,000,000(a)	OSD CLO, Ltd., Series 2021-23A, Class D, 5.69%
	(3 Month USD LIBOR + 295 bps), 4/17/31 (144A)	3,608,924
5,000,000(a)	Owl Rock CLO I, Ltd., Series 2019-1A, Class B, 5.684%
	(3 Month USD LIBOR + 270 bps), 5/20/31 (144A)	4,665,690
11,000,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class ALR, 4.26%
	(3 Month USD LIBOR + 155 bps), 4/20/33 (144A)	10,434,545
2,000,000(a)	Owl Rock CLO IV, Ltd., Series 2020-4A, Class A1R,
	4.584% (3 Month USD LIBOR + 160 bps),
	8/20/33 (144A)	1,901,950
1,500,000(a)	OZLM XXIII, Ltd., Series 2019-23A, Class X, 3.412%
	(3 Month USD LIBOR + 90 bps), 4/15/34 (144A)	1,499,544
2,378,163	Pagaya AI Debt Selection Trust, Series 2021-1, Class A,
	1.18%, 11/15/27 (144A)	2,324,149
20,681,265	Pagaya AI Debt Trust, Series 2022-1, Class A, 2.03%,
	10/15/29 (144A)	19,848,745
4,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-4A,
	Class C, 6.597% (3 Month USD LIBOR + 360 bps),
	11/25/28 (144A)	3,751,956
1,250,000(a)	Palmer Square Loan Funding, Ltd., Series 2021-2A,
	Class D, 7.984% (3 Month USD LIBOR + 500 bps),
	5/20/29 (144A)	1,077,899
17,121,186(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A,
	Class A1, 3.378% (3 Month Term SOFR + 105 bps),
	4/15/30 (144A)	16,797,304
241,658	Pawnee Equipment Receivables Series LLC, Series
	2019-1, Class A2, 2.29%, 10/15/24 (144A)	241,432
698,990	Pawnee Equipment Receivables Series LLC, Series
	2020-1, Class A, 1.37%, 11/17/25 (144A)	688,547
3,250,000	Pawneee Equipment Receivables Series LLC, Series
	2021-1, Class D, 2.75%, 7/15/27 (144A)	2,834,796

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,365,492	PEAR LLC, Series 2020-1, Class A, 3.75%,
	12/15/32 (144A)	$ 3,256,874
10,910,304	PEAR LLC, Series 2021-1, Class A, 2.60%,
	1/15/34 (144A)	10,261,483
3,000,000	PEAR LLC, Series 2021-1, Class B, 0.000%,
	1/15/34 (144A)	2,055,600
2,500,000	PFS Financing Corp., Series 2021-A, Class A, 0.71%,
	4/15/26 (144A)	2,332,440
6,540,147(a)	Prodigy Finance CMDAC, Series 2021-1A, Class A,
	4.334% (1 Month USD LIBOR + 125 bps),
	7/25/51 (144A)	6,381,226
3,690,000	Purchasing Power Funding LLC, Series 2021-A,
	Class A, 1.57%, 10/15/25 (144A)	3,523,806
4,860,000	Purchasing Power Funding LLC, Series 2021-A,
	Class C, 2.53%, 10/15/25 (144A)	4,524,398
2,310,000	Purchasing Power Funding LLC, Series 2021-A,
	Class D, 4.37%, 10/15/25 (144A)	2,229,638
1,479,409(a)	RAAC Series Trust, Series 2006-RP1, Class M2, 4.284%
	(1 Month USD LIBOR + 120 bps), 10/25/45 (144A)	1,478,215
2,958,043	Reach Financial LLC, Series 2022-1A, Class A, 3.76%,
	11/15/29 (144A)	2,902,496
5,689,301(a)	ReadyCap Lending Small Business Loan Trust, Series
	2019-2, Class A, 5.75% (PRIME + -50 bps),
	12/27/44 (144A)	5,457,524
3,730,588(a)	Regatta VI Funding, Ltd., Series 2016-1A, Class XR,
	3.51% (3 Month USD LIBOR + 80 bps),
	4/20/34 (144A)	3,728,879
3,970,588(a)	Regatta VII Funding, Ltd., Series 2016-1A, Class X,
	4.377% (3 Month USD LIBOR + 85 bps),
	6/20/34 (144A)	3,949,203
4,500,000(a)	Regatta XXIII Funding, Ltd., Series 2021-4A, Class X,
	3.66% (3 Month USD LIBOR + 95 bps),
	1/20/35 (144A)	4,499,775
7,500,000(a)	Rosy Blue Carat S.A., Series 2018-1, Class A2, 3.377%
	(1 Month USD LIBOR + 325 bps), 12/15/25 (144A)	7,500,000
6,178(a)	Salomon Mortgage Loan Trust Series, Series 2001-CB4,
	Class 1A1, 3.984% (1 Month USD LIBOR +
	90 bps), 11/25/33	5,945
10,000,000	Santander Bank Auto Credit-Linked Notes, Series
	2022-B, Class B, 5.721%, 8/16/32 (144A)	10,014,514
7,000,000	Santander Bank Auto Credit-Linked Notes, Series
	2022-B, Class D, 6.793%, 8/16/32 (144A)	7,010,063
5,322,848	Santander Bank Auto Credit-Linked Notes Series,
	Series 2022-A, Class B, 5.281%, 5/15/32 (144A)	5,223,131
2,635,369	Santander Bank NA - SBCLN, Series 2021-1A,
	Class B, 1.833%, 12/15/31 (144A)	2,540,646
2,171,851	Santander Consumer Auto Receivables Trust, Series
	2021-BA, Class B, 1.45%, 10/16/28 (144A)	2,131,004

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 41

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
269,818	Santander Consumer Auto Receivables Trust, Series
	2021-CA, Class B, 1.44%, 4/17/28 (144A)	$ 268,911
1,757,000	Santander Consumer Auto Receivables Trust, Series
	2021-CA, Class C, 2.97%, 6/15/28 (144A)	1,687,157
3,684,337	Santander Drive Auto Receivables Trust, Series 2022-2,
	Class A2, 2.12%, 10/15/26	3,671,892
2,500,000	Santander Drive Auto Receivables Trust, Series 2022-2,
	Class B, 3.44%, 9/15/27	2,416,791
1,500,000	SCF Equipment Leasing LLC, Series 2021-1A, Class A3,
	0.83%, 8/21/28 (144A)	1,428,964
652,660	Sierra Timeshare Receivables Funding LLC, Series
	2021-1A, Class A, 0.99%, 11/20/37 (144A)	604,774
1,600,000(a)	Silver Rock CLO II, Ltd., Series 2021-2A, Class X, 3.76%
	(3 Month USD LIBOR + 105 bps), 1/20/35 (144A)	1,599,102
4,823,722(a)	SLM Private Credit Student Loan Trust, Series 2007-A,
	Class A4A, 3.533% (3 Month USD LIBOR +
	24 bps), 12/16/41	4,654,286
1,409,746	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	1,366,854
294,419(a)	Sofi Professional Loan Program LLC, Series 2016-B,
	Class A1, 4.284% (1 Month USD LIBOR + 120 bps),
	6/25/33 (144A)	294,385
713,309(a)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 4.184% (1 Month USD LIBOR + 110 bps),
	10/27/36 (144A)	713,309
186,512(a)	Sofi Professional Loan Program LLC, Series 2016-D,
	Class A1, 4.034% (1 Month USD LIBOR + 95 bps),
	1/25/39 (144A)	185,945
96,133(a)	Sofi Professional Loan Program LLC, Series 2017-A,
	Class A1, 3.784% (1 Month USD LIBOR + 70 bps),
	3/26/40 (144A)	95,927
105,946(a)	Sofi Professional Loan Program LLC, Series 2017-C,
	Class A1, 3.684% (1 Month USD LIBOR + 60 bps),
	7/25/40 (144A)	105,459
219,109(a)	Sofi Professional Loan Program LLC, Series 2018-A,
	Class A1, 3.434% (1 Month USD LIBOR + 35 bps),
	2/25/42 (144A)	217,657
3,000,000(a)	Sound Point CLO XVI, Ltd., Series 2017-2A, Class D,
	6.383% (3 Month USD LIBOR + 360 bps),
	7/25/30 (144A)	2,542,761
2,236,976	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	2,044,814
4,837,937(a)	STAR Trust, Series 2021-SFR2, Class A, 3.943%
	(1 Month USD LIBOR + 95 bps), 1/17/24 (144A)	4,722,241
6,250,000(a)	STAR Trust, Series 2021-SFR2, Class E, 4.993%
	(1 Month USD LIBOR + 200 bps), 1/17/24 (144A)	6,028,146
3,034,396	Stonepeak ABS, Series 2021-1A, Class AA, 2.301%,
	2/28/33 (144A)	2,697,117

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
9,000,000(a)	STWD, Ltd., Series 2021-FL2, Class A, 4.139%
	(1 Month USD LIBOR + 120 bps), 4/18/38 (144A)	$ 8,818,081
6,000,000(a)	STWD, Ltd., Series 2021-SIF1, Class A, 4.012%
	(3 Month USD LIBOR + 150 bps), 4/15/32 (144A)	5,929,770
1,500,000(a)	STWD, Ltd., Series 2021-SIF1, Class C, 4.862%
	(3 Month USD LIBOR + 235 bps), 4/15/32 (144A)	1,454,345
12,000,000(a)	STWD, Ltd., Series 2021-SIF2A, Class A1, 3.878%
	(3 Month Term SOFR + 155 bps), 1/15/33 (144A)	11,627,280
4,000,000(a)	STWD, Ltd., Series 2021-SIF2A, Class D, 6.178%
	(3 Month Term SOFR + 385 bps), 1/15/33 (144A)	3,576,656
1,878,537	Theorem Funding Trust, Series 2022-1A, Class A,
	1.85%, 2/15/28 (144A)	1,831,566
3,800,000(a)	THL Credit Wind River CLO, Ltd., Series 2019-1A,
	Class XR, 3.66% (3 Month USD LIBOR + 95 bps),
	7/20/34 (144A)	3,797,705
1,586,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class E, 5.48%, 10/15/26 (144A)	1,584,817
2,750,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	2,665,046
4,293,608(a)	Towd Point Asset Trust, Series 2018-SL1, Class A,
	3.684% (1 Month USD LIBOR + 60 bps),
	1/25/46 (144A)	4,266,748
11,000,000(a)	Towd Point Asset Trust, Series 2018-SL1, Class B,
	4.134% (1 Month USD LIBOR + 105 bps),
	1/25/46 (144A)	10,480,017
11,500,000(a)	Trafigura Securitisation Finance Plc, Series 2021-1A,
	Class A1, 3.348% (1 Month USD LIBOR +
	53 bps), 1/15/25 (144A)	11,113,197
1,391,709	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class A, 0.74%, 4/15/24 (144A)	1,386,842
1,000,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class D, 1.92%, 5/15/26 (144A)	968,239
3,250,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class E, 3.23%, 9/15/26 (144A)	3,084,170
1,541,244	Tricolor Auto Securitization Trust, Series 2022-1A,
	Class A, 3.30%, 2/18/25 (144A)	1,520,994
5,000,000	Tricolor Auto Securitization Trust, Series 2022-1A,
	Class E, 7.79%, 8/16/27 (144A)	4,794,625
4,018,000	Tricon American Homes Trust, Series 2017-SFR2,
	Class F, 5.104%, 1/17/36 (144A)	3,922,604
16,400,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 5.136%
	(1 Month Term SOFR + 221 bps), 10/15/34 (144A)	16,018,205
2,179,496	TVEST LLC, Series 2020-A, Class A, 4.50%,
	7/15/32 (144A)	2,142,914
4,974,168	TVEST LLC, Series 2021-A, Class A, 2.35%,
	9/15/33 (144A)	4,786,995
4,700,000	United Auto Credit Securitization Trust, Series 2021-1,
	Class F, 4.30%, 9/10/27 (144A)	4,403,213

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 43

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,273,435	United Auto Credit Securitization Trust, Series 2022-1,
	Class A, 1.11%, 7/10/24 (144A)	$ 3,248,049
825,341	Upstart Pass-Through Trust Series, Series 2021-ST4,
	Class A, 2.00%, 7/20/27 (144A)	770,717
3,645,158	Upstart Pass-Through Trust Series, Series 2021-ST5,
	Class A, 2.00%, 7/20/27 (144A)	3,479,691
5,146,454	Upstart Pass-Through Trust Series, Series 2022-ST2,
	Class A, 3.80%, 4/20/30 (144A)	4,751,830
255,620	Upstart Securitization Trust, Series 2020-3, Class A,
	1.702%, 11/20/30 (144A)	255,259
2,250,000	Upstart Securitization Trust, Series 2021-1, Class B,
	1.89%, 3/20/31 (144A)	2,184,746
52,631(a)	Venture 32 CLO, Ltd., Series 2018-32RR, Class AX,
	3.488% (3 Month USD LIBOR + 75 bps),
	7/19/31 (144A)	52,118
130,373(a)	Venture XXI CLO, Ltd., Series 2015-21A, Class AR,
	3.392% (3 Month USD LIBOR + 88 bps),
	7/15/27 (144A)	129,805
3,579,650	Veros Auto Receivables Trust, Series 2021-1, Class A,
	0.92%, 10/15/26 (144A)	3,516,078
2,000,000	Veros Auto Receivables Trust, Series 2021-1, Class C,
	3.64%, 8/15/28 (144A)	1,867,125
5,022,569	VFI ABS LLC, Series 2022-1A, Class A, 2.23%,
	3/24/28 (144A)	4,884,595
986,614	Westgate Resorts LLC, Series 2020-1A, Class A,
	2.713%, 3/20/34 (144A)	961,104
1,183,936	Westgate Resorts LLC, Series 2020-1A, Class C,
	6.213%, 3/20/34 (144A)	1,173,447
5,633,042	Westgate Resorts LLC, Series 2022-1A, Class C,
	2.488%, 8/20/36 (144A)	5,295,791
8,960,216(a)	Westlake Automobile Receivables Trust, Series
	2022-1A, Class A2B, 2.984% (SOFR30A + 70 bps),
	12/16/24 (144A)	8,951,625
6,894,902	Willis Engine Structured Trust VI, Series 2021-A,
	Class B, 5.438%, 5/15/46 (144A)	5,197,093
5,528(a)	Wilshire Mortgage Loan Trust, Series 1997-2, Class A6,
	3.364% (1 Month USD LIBOR + 28 bps), 5/25/28	5,511
5,000,000(a)	Woodmont Trust, Series 2020-7A, Class A1A, 4.412%
	(3 Month USD LIBOR + 190 bps), 1/15/32 (144A)	4,830,545
6,500,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A,
	Class BR, 4.74% (3 Month USD LIBOR + 200 bps),
	7/16/31 (144A)	6,283,888
6,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A,
	Class DR, 7.74% (3 Month USD LIBOR + 500 bps),
	7/16/31 (144A)	5,511,174
	TOTAL ASSET BACKED SECURITIES
	(Cost $1,186,273,573)	$1,139,414,373

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — 15.5% of Net Assets
44,022(c)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 2.872%, 6/25/30	$ 43,544
751,423(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B,
	4.934% (1 Month USD LIBOR + 185 bps),
	10/25/28 (144A)	749,920
9,678,259(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2,
	5.834% (1 Month USD LIBOR + 275 bps),
	10/25/28 (144A)	9,421,690
839,220(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B,
	4.834% (1 Month USD LIBOR + 175 bps),
	3/25/29 (144A)	838,140
4,409,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2,
	5.784% (1 Month USD LIBOR + 270 bps),
	3/25/29 (144A)	4,384,016
2,800,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1,
	5.584% (1 Month USD LIBOR + 250 bps),
	7/25/29 (144A)	2,751,031
2,650,725(a)	Bellemeade Re, Ltd., Series 2019-3A, Class M1B,
	4.684% (1 Month USD LIBOR + 160 bps),
	7/25/29 (144A)	2,648,261
204,659(a)	Bellemeade Re, Ltd., Series 2019-4A, Class M1B,
	5.084% (1 Month USD LIBOR + 200 bps),
	10/25/29 (144A)	204,630
5,268,074(a)	Bellemeade Re, Ltd., Series 2019-4A, Class M1C,
	5.584% (1 Month USD LIBOR + 250 bps),
	10/25/29 (144A)	5,254,083
578,396(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1C,
	7.084% (1 Month USD LIBOR + 400 bps),
	8/26/30 (144A)	579,298
1,376,483(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1B,
	5.934% (1 Month USD LIBOR + 285 bps),
	10/25/30 (144A)	1,377,903
6,300,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C,
	6.784% (1 Month USD LIBOR + 370 bps),
	10/25/30 (144A)	6,340,151
5,000,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class B1,
	8.084% (1 Month USD LIBOR + 500 bps),
	6/25/30 (144A)	4,845,406
2,149,260(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B,
	6.684% (1 Month USD LIBOR + 360 bps),
	6/25/30 (144A)	2,144,975
2,900,000(a)	Bellemeade Re, Ltd., Series 2021-1A, Class M1B,
	4.481% (SOFR30A + 220 bps), 3/25/31 (144A)	2,865,013
1,038,148(a)	Bellemeade Re, Ltd., Series 2021-2A, Class M1A,
	3.481% (SOFR30A + 120 bps), 6/25/31 (144A)	1,023,203
6,348,208(a)	Bellemeade Re, Ltd., Series 2021-3A, Class A2,
	3.281% (SOFR30A + 100 bps), 9/25/31 (144A)	5,967,321

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 45

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
15,000,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M1C,
	3.831% (SOFR30A + 155 bps), 9/25/31 (144A)	$ 13,337,057
13,464,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class M1C,
	5.981% (SOFR30A + 370 bps), 1/26/32 (144A)	12,566,195
1,492,086(a)	Brass NO 8 Plc, Series 8A, Class A1, 3.622% (3 Month
	USD LIBOR + 70 bps), 11/16/66 (144A)	1,490,627
747,979(c)	BRAVO Residential Funding Trust, Series 2021-NQM2,
	Class A2, 1.28%, 3/25/60 (144A)	707,967
73,524(c)	Cascade Funding Mortgage Trust, Series 2019-RM3,
	Class A, 2.80%, 6/25/69 (144A)	71,399
10,206,648(c)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class A, 0.898%, 6/25/36 (144A)	9,690,572
200,000(c)	CFMT LLC, Series 2020-HB4, Class M3, 2.72%,
	12/26/30 (144A)	184,363
8,000,000(c)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%,
	12/26/30 (144A)	7,396,209
3,300,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%,
	2/25/31 (144A)	3,025,161
8,136,459(c)	CFMT LLC, Series 2021-HB7, Class A, 1.151%,
	10/27/31 (144A)	7,645,628
9,000,000(c)	CFMT LLC, Series 2021-HB7, Class M2, 2.679%,
	10/27/31 (144A)	8,204,212
6,450,000(c)	CFMT LLC, Series 2021-HB7, Class M4, 5.072%,
	10/27/31 (144A)	5,802,035
3,625,041(c)	CFMT LLC, Series 2022-HB8, Class A, 3.75%,
	4/25/25 (144A)	3,516,290
8,000,000(c)	CFMT LLC, Series 2022-HB8, Class M3, 3.75%,
	4/25/25 (144A)	6,823,200
8,106,682(a)	Chase Mortgage Finance Corp., Series 2021-CL1,
	Class M1, 3.481% (SOFR30A + 120 bps),
	2/25/50 (144A)	7,696,998
2,098,200(a)	Chase Mortgage Finance Corp., Series 2021-CL1,
	Class M2, 3.631% (SOFR30A + 135 bps),
	2/25/50 (144A)	1,972,088
1,208,055(a)	Chase Mortgage Finance Corp., Series 2021-CL1,
	Class M3, 3.831% (SOFR30A + 155 bps),
	2/25/50 (144A)	1,133,548
16,137,212(a)	Connecticut Avenue Securities Trust, Series
	2019-HRP1, Class M2, 5.234% (1 Month USD LIBOR +
	215 bps), 11/25/39 (144A)	15,743,256
2,515,000(a)	Connecticut Avenue Securities Trust, Series
	2022-R01, Class 1M2, 4.181% (SOFR30A + 190 bps),
	12/25/41 (144A)	2,290,233
9,225,474(a)	Connecticut Avenue Securities Trust, Series
	2022-R04, Class 1M1, 4.281% (SOFR30A + 200 bps),
	3/25/42 (144A)	9,118,638

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
3,492,000(a)	Connecticut Avenue Securities Trust, Series
	2022-R09, Class 2M1, 4.781% (SOFR30A + 250 bps),
	9/25/42 (144A)	$ 3,489,709
11,157(a)	CSFB Mortgage-Backed Pass-Through Certificates
	Series, Series 2004-AR5, Class 11A2, 3.824% (1 Month
	USD LIBOR + 74 bps), 6/25/34	11,150
4,410,148(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 4.784%
	(1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	4,375,602
6,292,367(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 4.884%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	6,253,327
17,580(a)	Eagle Re, Ltd., Series 2020-1, Class M1A, 3.984%
	(1 Month USD LIBOR + 90 bps), 1/25/30 (144A)	17,570
6,640,000(a)	Eagle Re, Ltd., Series 2020-1, Class M1B, 4.534%
	(1 Month USD LIBOR + 145 bps), 1/25/30 (144A)	6,589,432
750,000(a)	Eagle Re, Ltd., Series 2020-1, Class M1C, 4.884%
	(1 Month USD LIBOR + 180 bps), 1/25/30 (144A)	718,578
4,080,926(a)	Eagle Re, Ltd., Series 2021-1, Class M1B, 4.431%
	(SOFR30A + 215 bps), 10/25/33 (144A)	4,077,105
3,360,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 5.731%
	(SOFR30A + 345 bps), 4/25/34 (144A)	3,246,146
787,472(a)	Fannie Mae Connecticut Avenue Securities, Series
	2016-C02, Class 1M2, 9.084% (1 Month USD LIBOR +
	600 bps), 9/25/28	815,427
6,340,581(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C01, Class 1EB1, 3.534% (1 Month USD LIBOR +
	45 bps), 7/25/30	6,277,597
3,900,426(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C06, Class 1M2, 5.084% (1 Month USD LIBOR +
	200 bps), 3/25/31	3,857,348
657,270(a)	Fannie Mae Connecticut Avenue Securities, Series
	2021-R02, Class 2M1, 3.181% (SOFR30A + 90 bps),
	11/25/41 (144A)	643,556
1,058,630(a)	Fannie Mae Trust, Series 2003-W6, Class F, 2.794%
	(1 Month USD LIBOR + 35 bps), 9/25/42	1,040,607
406,655(a)	Fannie Mae Trust, Series 2005-W3, Class 2AF, 3.304%
	(1 Month USD LIBOR + 22 bps), 3/25/45	405,439
32,686(c)	Fannie Mae Trust, Series 2005-W3, Class 3A,
	3.47%, 4/25/45	32,163
47,176(c)	Fannie Mae Trust, Series 2005-W4, Class 3A,
	2.754%, 6/25/45	46,131
380,948(a)	Fannie Mae Whole Loan, Series 2007-W1, Class 1AF1,
	3.344% (1 Month USD LIBOR + 26 bps), 11/25/46	378,086
62,878(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	1695, Class EG, 3.441% (1 Month USD LIBOR +
	105 bps), 3/15/24	63,117

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 47

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
84,258(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2106, Class F, 3.268% (1 Month USD LIBOR +
	45 bps), 12/15/28	$ 83,919
47,956(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2122, Class FD, 3.168% (1 Month USD LIBOR +
	35 bps), 2/15/29		47,669
13,383(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2156, Class FQ, 3.168% (1 Month USD LIBOR +
	35 bps), 5/15/29		13,361
89,987(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2186, Class FY, 3.418% (1 Month USD LIBOR +
	60 bps), 4/15/28		90,169
23,060(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2368, Class AF, 3.768% (1 Month USD LIBOR +
	95 bps), 10/15/31		23,295
29,350(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2377, Class FE, 3.418% (1 Month USD LIBOR +
	60 bps), 11/15/31		29,315
60,938(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2411, Class FR, 3.418% (1 Month USD LIBOR +
	60 bps), 6/15/31		60,875
59,713(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2432, Class FH, 3.518% (1 Month USD LIBOR +
	70 bps), 3/15/32		59,900
137,258(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2439, Class F, 3.818% (1 Month USD LIBOR +
	100 bps), 3/15/32		138,814
188,086(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2470, Class AF, 3.818% (1 Month USD LIBOR +
	100 bps), 3/15/32		190,541
115,967(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2471, Class FD, 3.818% (1 Month USD LIBOR +
	100 bps), 3/15/32		117,281
35,026(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2498, Class FQ, 3.418% (1 Month USD LIBOR +
	60 bps), 9/15/32		34,976
38,665(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2543, Class EF, 3.168% (1 Month USD LIBOR +
	35 bps), 12/15/32		38,368
211,810(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2551, Class FD, 3.218% (1 Month USD LIBOR +
	40 bps), 1/15/33		210,303
134,299(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2567, Class FJ, 3.218% (1 Month USD LIBOR +
	40 bps), 2/15/33		133,210
60,918(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2577, Class FA, 3.368% (1 Month USD LIBOR +
	55 bps), 2/15/33		60,730

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,749(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2585, Class FD, 3.318% (1 Month USD LIBOR +
	50 bps), 12/15/32	$ 4,725
67,814(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2614, Class FV, 4.064% (1 Month USD LIBOR +
	150 bps), 5/15/33		69,050
97,291(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2631, Class FC, 3.218% (1 Month USD LIBOR +
	40 bps), 6/15/33		96,553
52,124(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2711, Class FA, 3.818% (1 Month USD LIBOR +
	100 bps), 11/15/33		52,643
82,935(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2916, Class NF, 3.068% (1 Month USD LIBOR +
	25 bps), 1/15/35		82,261
222,837(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 2976, Class LF, 3.158% (1 Month USD LIBOR +
	34 bps), 5/15/35		220,250
62,963(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3012, Class FE, 3.068% (1 Month USD LIBOR +
	25 bps), 8/15/35		62,748
62,355(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3042, Class PF, 3.068% (1 Month USD LIBOR +
	25 bps), 8/15/35		61,883
41,207(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3067, Class FA, 3.168% (1 Month USD LIBOR +
	35 bps), 11/15/35		40,725
37,168(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3102, Class FG, 3.118% (1 Month USD LIBOR +
	30 bps), 1/15/36		36,914
81,744(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3117, Class EF, 3.168% (1 Month USD LIBOR +
	35 bps), 2/15/36		80,763
179,230(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3117, Class FE, 3.118% (1 Month USD LIBOR +
	30 bps), 2/15/36		176,952
103,681(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3122, Class FP, 3.118% (1 Month USD LIBOR +
	30 bps), 3/15/36		102,882
63,172(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3147, Class PF, 3.118% (1 Month USD LIBOR +
	30 bps), 4/15/36		62,683
179,886(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3173, Class FC, 3.238% (1 Month USD LIBOR +
	42 bps), 6/15/36		178,312
308,903(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3175, Class FE, 3.128% (1 Month USD LIBOR +
	31 bps), 6/15/36		304,676

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 49

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
207,388(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3181, Class HF, 3.318% (1 Month USD LIBOR +
	50 bps), 7/15/36	$ 206,189
11,188(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3191, Class FE, 3.218% (1 Month USD LIBOR +
	40 bps), 7/15/36	11,073
149,055(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3221, Class FW, 3.238% (1 Month USD LIBOR +
	42 bps), 9/15/36	147,638
47,780(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3222, Class FN, 3.218% (1 Month USD LIBOR +
	40 bps), 9/15/36	47,288
164,540(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3239, Class EF, 3.168% (1 Month USD LIBOR +
	35 bps), 11/15/36	162,460
81,762(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3239, Class FB, 3.168% (1 Month USD LIBOR +
	35 bps), 11/15/36	80,746
127,661(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3247, Class FA, 3.068% (1 Month USD LIBOR +
	25 bps), 8/15/36	125,473
182,873(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3266, Class F, 3.118% (1 Month USD LIBOR +
	30 bps), 1/15/37	179,939
115,093(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3307, Class FT, 3.058% (1 Month USD LIBOR +
	24 bps), 7/15/34	113,372
12,187(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3315, Class F, 3.158% (1 Month USD LIBOR +
	34 bps), 5/15/37	12,015
298,549(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3373, Class FB, 3.398% (1 Month USD LIBOR +
	58 bps), 10/15/37	297,788
35,762(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3376, Class FM, 3.438% (1 Month USD LIBOR +
	62 bps), 10/15/37	35,740
14,805(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3560, Class FA, 4.068% (1 Month USD LIBOR +
	125 bps), 5/15/37	15,181
187,561(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3610, Class FA, 3.518% (1 Month USD LIBOR +
	70 bps), 12/15/39	188,163
63,807(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3708, Class PF, 3.168% (1 Month USD LIBOR +
	35 bps), 7/15/40	63,449
8,271(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3784, Class F, 3.218% (1 Month USD LIBOR +
	40 bps), 7/15/23	8,272

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,391(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3792, Class DF, 3.218% (1 Month USD LIBOR +
	40 bps), 11/15/40	$ 4,390
17,362(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3867, Class FD, 3.168% (1 Month USD LIBOR +
	35 bps), 5/15/41		17,194
29,155(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3914, Class LF, 3.018% (1 Month USD LIBOR +
	20 bps), 8/15/26		29,076
50,016(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3970, Class GF, 3.118% (1 Month USD LIBOR +
	30 bps), 9/15/26		49,911
56,212(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 3982, Class FL, 3.368% (1 Month USD LIBOR +
	55 bps), 12/15/39		56,251
35,802(a)	Federal Home Loan Mortgage Corp. REMICs,
	Series 4056, Class QF, 3.168% (1 Month USD LIBOR +
	35 bps), 12/15/41		35,397
5,531(a)	Federal National Mortgage Association REMICs, Series
	1993-230, Class FA, 3.044% (1 Month USD LIBOR +
	60 bps), 12/25/23		5,537
13,149(a)	Federal National Mortgage Association REMICs, Series
	1993-247, Class FA, 5.162% (12 Month USD
	LIBOR + 140 bps), 12/25/23		13,167
13,149(a)	Federal National Mortgage Association REMICs, Series
	1993-247, Class FE, 4.084% (1 Month USD LIBOR +
	100 bps), 12/25/23		13,189
29,568(a)	Federal National Mortgage Association REMICs, Series
	1994-40, Class FC, 3.584% (1 Month USD LIBOR +
	50 bps), 3/25/24		29,663
7,479(a)	Federal National Mortgage Association REMICs, Series
	1997-46, Class FA, 3.493% (1 Month USD LIBOR +
	50 bps), 7/18/27		7,403
12,019(a)	Federal National Mortgage Association REMICs, Series
1998-21, Class F, 2.899% (1 Year CMT Index +
	35 bps), 3/25/28		11,937
25,413(a)	Federal National Mortgage Association REMICs, Series
	2000-47, Class FD, 3.634% (1 Month USD LIBOR +
	55 bps), 12/25/30		25,349
88,999(a)	Federal National Mortgage Association REMICs, Series
2001-35, Class F, 3.684% (1 Month USD LIBOR +
	60 bps), 7/25/31		88,898
31,810(a)	Federal National Mortgage Association REMICs, Series
2001-37, Class F, 3.584% (1 Month USD LIBOR +
	50 bps), 8/25/31		31,708
183,918(a)	Federal National Mortgage Association REMICs, Series
	2001-50, Class FQ, 3.684% (1 Month USD LIBOR +
	60 bps), 11/25/31		183,709

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 51

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
80,924(a)	Federal National Mortgage Association REMICs, Series
	2001-65, Class F, 3.684% (1 Month USD LIBOR +
	60 bps), 11/25/31	$ 80,832
53,114(a)	Federal National Mortgage Association REMICs, Series
	2001-69, Class FA, 3.684% (1 Month USD LIBOR +
	60 bps), 7/25/31		53,052
119,920(a)	Federal National Mortgage Association REMICs, Series
	2001-72, Class FB, 3.984% (1 Month USD LIBOR +
	90 bps), 12/25/31		121,009
40,052(a)	Federal National Mortgage Association REMICs, Series
	2001-81, Class FL, 3.643% (1 Month USD LIBOR +
	65 bps), 1/18/32		40,082
70,376(a)	Federal National Mortgage Association REMICs,
	Series 2002-1, Class FC, 3.784% (1 Month USD LIBOR +
	70 bps), 1/25/32		70,617
196,890(a)	Federal National Mortgage Association REMICs, Series
	2002-13, Class FD, 3.984% (1 Month USD LIBOR +
	90 bps), 3/25/32		198,333
129,438(a)	Federal National Mortgage Association REMICs, Series
	2002-34, Class FA, 3.493% (1 Month USD LIBOR +
	50 bps), 5/18/32		129,245
110,329(a)	Federal National Mortgage Association REMICs, Series
	2002-56, Class FN, 4.084% (1 Month USD LIBOR +
	100 bps), 7/25/32		111,779
16,562(a)	Federal National Mortgage Association REMICs, Series
	2002-58, Class FD, 3.684% (1 Month USD LIBOR +
	60 bps), 8/25/32		16,540
71,243(a)	Federal National Mortgage Association REMICs, Series
	2002-77, Class F, 3.684% (1 Month USD LIBOR +
	60 bps), 12/25/32		71,212
51,070(a)	Federal National Mortgage Association REMICs, Series
	2002-82, Class FB, 3.584% (1 Month USD LIBOR +
	50 bps), 12/25/32		50,823
66,719(a)	Federal National Mortgage Association REMICs, Series
	2002-90, Class FH, 3.584% (1 Month USD LIBOR +
	50 bps), 9/25/32		66,401
38,091(a)	Federal National Mortgage Association REMICs, Series
	2002-92, Class FB, 3.734% (1 Month USD LIBOR +
	65 bps), 4/25/30		38,127
73,482(a)	Federal National Mortgage Association REMICs, Series
	2002-93, Class FH, 3.584% (1 Month USD LIBOR +
	50 bps), 1/25/33		73,189
118,668(a)	Federal National Mortgage Association REMICs, Series
	2003-107, Class FD, 3.584% (1 Month USD LIBOR +
	50 bps), 11/25/33		118,116
186,182(a)	Federal National Mortgage Association REMICs, Series
	2003-31, Class FM, 3.584% (1 Month USD LIBOR +
	50 bps), 4/25/33		184,698

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
78,289(a)	Federal National Mortgage Association REMICs, Series
	2003-42, Class JF, 3.584% (1 Month USD LIBOR +
	50 bps), 5/25/33	$ 77,965
8,730(a)	Federal National Mortgage Association REMICs, Series
	2003-49, Class FY, 3.484% (1 Month USD LIBOR +
	40 bps), 6/25/23		8,731
59,982(a)	Federal National Mortgage Association REMICs, Series
	2003-7, Class FA, 3.834% (1 Month USD LIBOR +
	75 bps), 2/25/33		60,275
112,685(a)	Federal National Mortgage Association REMICs, Series
	2003-8, Class FJ, 3.434% (1 Month USD LIBOR +
	35 bps), 2/25/33		112,422
126,665(a)	Federal National Mortgage Association REMICs, Series
	2004-52, Class FW, 3.484% (1 Month USD LIBOR +
	40 bps), 7/25/34		125,784
32,818(a)	Federal National Mortgage Association REMICs, Series
	2004-54, Class FN, 3.534% (1 Month USD LIBOR +
	45 bps), 7/25/34		32,650
142,863(a)	Federal National Mortgage Association REMICs, Series
	2004-79, Class FM, 3.384% (1 Month USD LIBOR +
	30 bps), 11/25/24		142,581
117,344(a)	Federal National Mortgage Association REMICs, Series
	2005-83, Class KT, 3.384% (1 Month USD LIBOR +
	30 bps), 10/25/35		115,990
135,962(a)	Federal National Mortgage Association REMICs, Series
	2005-83, Class LF, 3.394% (1 Month USD LIBOR +
	31 bps), 2/25/35		134,951
71,508(a)	Federal National Mortgage Association REMICs, Series
	2006-104, Class GF, 3.404% (1 Month USD LIBOR +
	32 bps), 11/25/36		70,655
24,038(a)	Federal National Mortgage Association REMICs, Series
	2006-11, Class FB, 3.384% (1 Month USD LIBOR +
	30 bps), 3/25/36		23,798
36,714(a)	Federal National Mortgage Association REMICs, Series
	2006-115, Class BF, 3.324% (1 Month USD LIBOR +
	24 bps), 12/25/36		36,083
86,069(a)	Federal National Mortgage Association REMICs, Series
	2006-33, Class FH, 3.434% (1 Month USD LIBOR +
	35 bps), 5/25/36		84,953
106,051(a)	Federal National Mortgage Association REMICs, Series
	2006-34, Class FA, 3.394% (1 Month USD LIBOR +
	31 bps), 5/25/36		104,525
136,409(a)	Federal National Mortgage Association REMICs, Series
	2006-42, Class CF, 3.534% (1 Month USD LIBOR +
	45 bps), 6/25/36		135,225
56,191(a)	Federal National Mortgage Association REMICs, Series
	2006-56, Class FC, 3.374% (1 Month USD LIBOR +
	29 bps), 7/25/36		55,586

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 53

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
12,435(a)	Federal National Mortgage Association REMICs, Series
	2006-70, Class BF, 3.634% (1 Month USD LIBOR +
	55 bps), 8/25/36	$ 12,388
28,891(a)	Federal National Mortgage Association REMICs, Series
	2006-82, Class F, 3.654% (1 Month USD LIBOR +
	57 bps), 9/25/36		28,813
24,130(a)	Federal National Mortgage Association REMICs, Series
	2007-100, Class YF, 3.634% (1 Month USD LIBOR +
	55 bps), 10/25/37		24,032
35,522(a)	Federal National Mortgage Association REMICs, Series
	2007-103, Class AF, 4.084% (1 Month USD LIBOR +
	100 bps), 3/25/37		35,833
37,934(a)	Federal National Mortgage Association REMICs, Series
	2007-110, Class FA, 3.704% (1 Month USD LIBOR +
	62 bps), 12/25/37		37,923
59,846(a)	Federal National Mortgage Association REMICs, Series
	2007-13, Class FA, 3.334% (1 Month USD LIBOR +
	25 bps), 3/25/37		58,710
101,632(a)	Federal National Mortgage Association REMICs, Series
	2007-2, Class FT, 3.334% (1 Month USD LIBOR +
	25 bps), 2/25/37		99,732
52,473(a)	Federal National Mortgage Association REMICs, Series
	2007-41, Class FA, 3.484% (1 Month USD LIBOR +
	40 bps), 5/25/37		51,933
162,025(a)	Federal National Mortgage Association REMICs, Series
	2007-50, Class FN, 3.324% (1 Month USD LIBOR +
	24 bps), 6/25/37		159,500
15,753(a)	Federal National Mortgage Association REMICs, Series
	2007-57, Class FA, 3.314% (1 Month USD LIBOR +
	23 bps), 6/25/37		15,546
41,535(a)	Federal National Mortgage Association REMICs, Series
	2007-58, Class FA, 3.334% (1 Month USD LIBOR +
	25 bps), 6/25/37		40,771
40,311(a)	Federal National Mortgage Association REMICs, Series
	2007-66, Class FB, 3.484% (1 Month USD LIBOR +
	40 bps), 7/25/37		40,147
96,526(a)	Federal National Mortgage Association REMICs, Series
	2007-7, Class FJ, 3.284% (1 Month USD LIBOR +
	20 bps), 2/25/37		94,630
162,446(a)	Federal National Mortgage Association REMICs, Series
	2007-85, Class FG, 3.584% (1 Month USD LIBOR +
	50 bps), 9/25/37		161,435
194,713(a)	Federal National Mortgage Association REMICs, Series
	2007-91, Class FB, 3.684% (1 Month USD LIBOR +
	60 bps), 10/25/37		194,420
65,128(a)	Federal National Mortgage Association REMICs, Series
	2007-92, Class OF, 3.654% (1 Month USD LIBOR +
	57 bps), 9/25/37		64,943

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
37,228(a)	Federal National Mortgage Association REMICs, Series
	2007-93, Class FD, 3.634% (1 Month USD LIBOR +
	55 bps), 9/25/37	$ 37,108
18,303(a)	Federal National Mortgage Association REMICs, Series
	2007-98, Class FD, 3.534% (1 Month USD LIBOR +
	45 bps), 6/25/37	18,144
22,836(a)	Federal National Mortgage Association REMICs, Series
	2008-6, Class FA, 3.784% (1 Month USD LIBOR +
	70 bps), 2/25/38	22,689
109,393(a)	Federal National Mortgage Association REMICs, Series
	2008-88, Class FA, 4.304% (1 Month USD LIBOR +
	122 bps), 10/25/38	111,930
54,635(a)	Federal National Mortgage Association REMICs, Series
	2009-113, Class FB, 3.634% (1 Month USD LIBOR +
	55 bps), 1/25/40	54,420
2(a)	Federal National Mortgage Association REMICs, Series
	2010-38, Class F, 3.384% (1 Month USD LIBOR +
	30 bps), 4/25/25	2
31,939(a)	Federal National Mortgage Association REMICs, Series
	2010-43, Class FD, 3.684% (1 Month USD LIBOR +
	60 bps), 5/25/40	31,880
94,779(a)	Federal National Mortgage Association REMICs, Series
	2010-43, Class IF, 3.584% (1 Month USD LIBOR +
	50 bps), 5/25/40	94,410
97,138(a)	Federal National Mortgage Association REMICs, Series
	2012-40, Class PF, 3.584% (1 Month USD LIBOR +
	50 bps), 4/25/42	96,199
18,423(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4,
	Class M2, 6.834% (1 Month USD LIBOR + 375 bps),
	8/25/50 (144A)	18,419
2,497,726(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA2,
	Class M2, 6.184% (1 Month USD LIBOR + 310 bps),
	3/25/50 (144A)	2,496,403
1,700,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA6,
	Class M1, 3.081% (SOFR30A + 80 bps),
	10/25/41 (144A)	1,666,256
7,550,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA1,
	Class M2, 4.531% (SOFR30A + 225 bps),
	8/25/33 (144A)	6,918,098
4,700,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3,
	Class M2, 4.381% (SOFR30A + 210 bps),
	9/25/41 (144A)	3,948,001
12,380,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1,
	Class M2, 4.781% (SOFR30A + 250 bps),
	1/25/42 (144A)	10,801,530
5,590,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2,
	Class M1B, 4.681% (SOFR30A + 240 bps),
	2/25/42 (144A)	5,191,714

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 55

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
5,990,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2,
	Class M2, 6.031% (SOFR30A + 375 bps),
	2/25/42 (144A)	$ 5,473,371
5,270,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA3,
	Class M1B, 5.181% (SOFR30A + 290 bps),
	4/25/42 (144A)	4,973,555
2,945,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA6,
	Class M1A, 4.435% (SOFR30A + 215 bps),
	9/25/42 (144A)	2,927,506
4,520,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA6,
	Class M1B, 5.985% (SOFR30A + 370 bps),
	9/25/42 (144A)	4,390,054
6,343,981(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA1,
	Class M1A, 4.381% (SOFR30A + 210 bps),
	3/25/42 (144A)	6,304,675
3,196,025(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA3,
	Class M1A, 4.581% (SOFR30A + 230 bps),
	8/25/42 (144A)	3,160,732
255,782(a)	Freddie Mac STACR Trust, Series 2019-FTR2, Class M1,
	4.034% (1 Month USD LIBOR + 95 bps),
	11/25/48 (144A)	252,685
75,791(a)	Freddie Mac Strips, Series 237, Class F14, 3.218%
	(1 Month USD LIBOR + 40 bps), 5/15/36	76,414
70,610(a)	Freddie Mac Strips, Series 239, Class F29, 3.068%
	(1 Month USD LIBOR + 25 bps), 8/15/36	71,297
305,248(a)	Freddie Mac Strips, Series 239, Class F30, 3.118%
	(1 Month USD LIBOR + 30 bps), 8/15/36	307,000
88,215(a)	Freddie Mac Strips, Series 244, Class F22, 3.168%
	(1 Month USD LIBOR + 35 bps), 12/15/36	89,228
8,894,455(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2013-DN2, Class M2, 7.334% (1 Month
	USD LIBOR + 425 bps), 11/25/23	8,996,620
3,425,000(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class B1D, 5.584% (1 Month
	USD LIBOR + 250 bps), 12/25/42	3,150,031
4,419,992(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class M2, 5.534% (1 Month
	USD LIBOR + 245 bps), 12/25/42	4,379,635
683,145(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class M2D, 4.334% (1 Month
	USD LIBOR + 125 bps), 12/25/42	665,078
5,620,000(a)	Freddie Mac Structured Agency Credit Risk Debt
Notes, Series 2021-DNA2, Class M2, 4.581%
	(SOFR30A + 230 bps), 8/25/33 (144A)	5,444,554
4,713,614(a)	Freddie Mac Structured Agency Credit Risk Debt
Notes, Series 2022-HQA2, Class M1A, 4.931%
	(SOFR30A + 265 bps), 7/25/42 (144A)	4,690,901

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
44,568(a)	Government National Mortgage Association, Series
	2003-7, Class FB, 3.139% (1 Month USD LIBOR +
	20 bps), 1/16/33	$ 44,418
239,926(a)	Government National Mortgage Association, Series
	2005-16, Class FA, 3.264% (1 Month USD LIBOR +
	25 bps), 2/20/35	237,778
257,719(a)	Government National Mortgage Association, Series
	2005-3, Class FC, 3.189% (1 Month USD LIBOR +
	25 bps), 1/16/35	255,784
82,411(a)	Government National Mortgage Association, Series
	2008-69, Class FA, 3.514% (1 Month USD LIBOR +
	50 bps), 8/20/38	82,498
77,125(a)	Government National Mortgage Association, Series
	2009-66, Class UF, 3.939% (1 Month USD LIBOR +
	100 bps), 8/16/39	78,138
1,896(a)	Government National Mortgage Association, Series
	2009-88, Class MF, 3.614% (1 Month USD LIBOR +
	60 bps), 7/20/39	1,896
58,003(a)	Government National Mortgage Association, Series
	2009-92, Class FJ, 3.619% (1 Month USD LIBOR +
	68 bps), 10/16/39	58,245
5,347,200(a)	Home Re, Ltd., Series 2019-1, Class M1, 4.734%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	5,317,154
3,151,417(a)	Home Re, Ltd., Series 2020-1, Class M1C, 7.234%
	(1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	3,158,838
9,004,912(a)	Home Re, Ltd., Series 2021-1, Class M1B, 4.634%
	(1 Month USD LIBOR + 155 bps), 7/25/33 (144A)	8,938,878
7,360,000(a)	Home Re, Ltd., Series 2021-1, Class M2, 5.934%
	(1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	6,766,038
1,242,743(a)	Home Re, Ltd., Series 2021-2, Class M1A, 3.531%
	(SOFR30A + 125 bps), 1/25/34 (144A)	1,236,487
14,283,000(a)	Home Re, Ltd., Series 2021-2, Class M1C, 5.081%
	(SOFR30A + 280 bps), 1/25/34 (144A)	13,441,004
3,000,000(a)	Home Re, Ltd., Series 2022-1, Class M1A, 5.131%
	(SOFR30A + 285 bps), 10/25/34 (144A)	2,927,607
2,343,430(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class A2, 1.362%, 9/25/56 (144A)	1,875,493
5,000,000	IMS Ecuadorian Mortgage Trust, Series 2021-1,
	Class GA, 3.40%, 8/18/43 (144A)	4,787,500
1,867,435(c)	JP Morgan Mortgage Trust, Series 2014-IVR3,
	Class B4, 2.646%, 9/25/44 (144A)	1,808,663
2,354,063(c)	JP Morgan Mortgage Trust, Series 2014-IVR6,
	Class B1, 3.537%, 7/25/44 (144A)	2,331,120
10,759,362(a)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class A2, 3.834% (1 Month USD LIBOR + 75 bps),
	4/25/46 (144A)	10,432,761

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 57

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,763,288(a)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class A3, 3.834% (1 Month USD LIBOR + 75 bps),
	4/25/46 (144A)	$ 1,703,687
7,776,715(c)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class B1, 3.525%, 4/25/46 (144A)	7,491,833
7,355,401(c)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class B2, 3.525%, 4/25/46 (144A)	7,069,990
1,118,142(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 3.584% (1 Month USD LIBOR + 50 bps),
	5/25/33 (144A)	1,082,341
4,574,389(c)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B1, 2.427%, 5/25/33 (144A)	4,455,800
4,264,056(c)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B2, 2.427%, 5/25/33 (144A)	4,148,008
3,287,213(c)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B3, 2.427%, 5/25/33 (144A)	3,185,789
171,617(c)	JP Morgan Trust, Series 2015-1, Class 1A14, 3.484%,
	12/25/44 (144A)	167,393
3,402,216(a)	JPMorgan Chase Bank N.A. - CHASE, Series 2019-CL1,
	Class M1, 4.434% (1 Month USD LIBOR + 135 bps),
	4/25/47 (144A)	3,312,739
15,075,979(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 6.064% (1 Month USD LIBOR + 350 bps),
	4/1/24 (144A)	14,972,962
14,044,357(a)	LSTAR Securities Investment, Ltd., Series 2019-4,
	Class A1, 6.064% (1 Month USD LIBOR + 350 bps),
	5/1/24 (144A)	13,957,081
8,001,258(a)	LSTAR Securities Investment, Ltd., Series 2021-1,
	Class A, 4.928% (1 Month USD LIBOR + 180 bps),
	2/1/26 (144A)	7,843,153
8,072,103(a)	LSTAR Securities Investment, Ltd., Series 2021-2,
	Class A1, 4.828% (1 Month USD LIBOR + 170 bps),
	3/2/26 (144A)	7,995,263
5,874(c)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2003-G, Class A3, 3.164%, 1/25/29	5,740
403,230(a)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2003-H, Class A1, 3.724% (1 Month USD LIBOR +
	64 bps), 1/25/29	364,809
149,744(a)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2004-B, Class A2, 2.602% (6 Month USD LIBOR +
	54 bps), 5/25/29	143,611
13,212(a)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2004-C, Class A2B, 3.835% (6 Month USD
	LIBOR + 100 bps), 7/25/29	12,829
76,119(c)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2004-D, Class A3, 3.731%, 9/25/29	73,378

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
318,435(c)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2014-1A, Class A1, 3.721%, 6/25/44 (144A)	$ 318,276
2,564,000(c)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2014-1A, Class B4, 3.721%, 6/25/44 (144A)	2,423,220
7,975,000(a)	NewRez Warehouse Securitization Trust, Series
	2021-1, Class E, 6.334% (1 Month USD LIBOR +
	325 bps), 5/25/55 (144A)	7,777,734
1,500,000(a)	Oaktown Re II, Ltd., Series 2018-1A, Class B1, 7.134%
	(1 Month USD LIBOR + 405 bps), 7/25/28 (144A)	1,487,335
5,893,993(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M1, 4.634%
	(1 Month USD LIBOR + 155 bps), 7/25/28 (144A)	5,886,392
10,802,000(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M2, 5.934%
	(1 Month USD LIBOR + 285 bps), 7/25/28 (144A)	10,693,985
4,970,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 6.584%
	(1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	4,929,716
1,631,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1B, 7.434%
	(1 Month USD LIBOR + 435 bps), 7/25/29 (144A)	1,605,990
13,244,224(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 5.034%
	(1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	13,141,118
1,233,198(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 6.684%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	1,234,228
5,750,000(a)	Oaktown Re VI, Ltd., Series 2021-1A, Class M1B, 4.331%
	(SOFR30A + 205 bps), 10/25/33 (144A)	5,672,845
1,000,000(a)	Oaktown Re VI, Ltd., Series 2021-1A, Class M2, 6.231%
	(SOFR30A + 395 bps), 10/25/33 (144A)	933,157
3,500,000(a)	Oaktown Re VII, Ltd., Series 2021-2, Class M1B, 5.181%
	(SOFR30A + 290 bps), 4/25/34 (144A)	3,262,486
291,198(a)	Pepper Residential Securities Trust, Series 21A,
	Class A1U, 3.819% (1 Month USD LIBOR + 88 bps),
	1/16/60 (144A)	290,576
828,088(a)	Pepper Residential Securities Trust No. 22, Series 22A,
	Class A1U, 3.993% (1 Month USD LIBOR + 100 bps),
	6/20/60 (144A)	827,213
1,721,160(a)	Pepper Residential Securities Trust No. 25, Series 25A,
	Class A1U, 3.686% (1 Month USD LIBOR + 93 bps),
	3/12/61 (144A)	1,712,752
16,117,000(a)	PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A,
	5.734% (1 Month USD LIBOR + 265 bps),
	8/25/25 (144A)	15,791,441
741,471(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 4.484%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	741,449
15,502,021(a)	Radnor Re, Ltd., Series 2018-1, Class M2, 5.784%
	(1 Month USD LIBOR + 270 bps), 3/25/28 (144A)	15,383,026
4,967,751(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 5.034%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	4,908,029
3,682,541(a)	Radnor Re, Ltd., Series 2019-2, Class M1B, 4.834%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	3,673,808

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 59

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,350,000(a)	Radnor Re, Ltd., Series 2020-1, Class B1, 6.084%
	(1 Month USD LIBOR + 300 bps), 1/25/30 (144A)	$ 2,095,259
2,447,350(a)	Radnor Re, Ltd., Series 2020-1, Class M1A, 4.034%
	(1 Month USD LIBOR + 95 bps), 1/25/30 (144A)	2,439,681
10,950,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1B, 4.534%
	(1 Month USD LIBOR + 145 bps), 1/25/30 (144A)	10,824,780
7,400,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1C, 4.834%
	(1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	7,029,813
20,516,000(a)	Radnor Re, Ltd., Series 2021-1, Class M1C, 4.981%
	(SOFR30A + 270 bps), 12/27/33 (144A)	19,827,077
1,790,000(a)	Radnor Re, Ltd., Series 2021-1, Class M2, 5.431%
	(SOFR30A + 315 bps), 12/27/33 (144A)	1,627,619
14,760,000(a)	Radnor Re, Ltd., Series 2021-2, Class M1B, 5.981%
	(SOFR30A + 370 bps), 11/25/31 (144A)	13,840,151
1,137,997(a)	RESI Finance LP, Series 2003-CB1, Class B3, 4.206%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	942,893
904,679(a)	Resimac MBS Trust, Series 2018-2A, Class A1A, 3.606%
	(1 Month USD LIBOR + 85 bps), 4/10/50 (144A)	903,569
105,733(a)	RESIMAC Premier Series, Series 2018-1A, Class A1,
	3.556% (1 Month USD LIBOR + 80 bps),
	11/10/49 (144A)	105,697
1,923,619(a)	RESIMAC Premier Series, Series 2019-2A, Class A1,
	3.706% (1 Month USD LIBOR + 95 bps),
	2/10/51 (144A)	1,920,591
1,727,102(a)	RESIMAC Premier Series, Series 2020-1A, Class A1A,
	3.693% (1 Month USD LIBOR + 105 bps),
	2/7/52 (144A)	1,717,930
2,259,199(c)	RMF Buyout Issuance Trust, Series 2021-HB1, Class A,
	1.259%, 11/25/31 (144A)	2,150,021
7,747,796(a)	STACR Trust, Series 2018-HRP1, Class B1, 6.834%
	(1 Month USD LIBOR + 375 bps), 4/25/43 (144A)	7,584,675
1,605,311(a)	STACR Trust, Series 2018-HRP1, Class M2, 4.734%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	1,602,025
8,055,727(a)	STACR Trust, Series 2018-HRP2, Class M3, 5.484%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	7,815,017
13,223,034(a)	STACR Trust, Series 2018-HRP2, Class M3AS, 4.084%
	(1 Month USD LIBOR + 100 bps), 2/25/47 (144A)	12,989,998
1,451,225(a)	Towd Point Mortgage Trust, Series 2019-HY3,
	Class A1A, 4.084% (1 Month USD LIBOR + 100 bps),
	10/25/59 (144A)	1,429,419
8,461,378	Towd Point Mortgage Trust, Series 2020-4, Class XA,
	3.25%, 10/25/60 (144A)	7,685,138
2,717,685(a)	Triangle Re, Ltd., Series 2021-1, Class M1C, 6.484%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	2,716,982
8,170,000(a)	Triangle Re, Ltd., Series 2021-1, Class M2, 6.984%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	8,133,850

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
3,813,570(a)	Triangle Re, Ltd., Series 2021-2, Class M1B, 5.684%
	(1 Month USD LIBOR + 260 bps), 10/25/33 (144A)	$ 3,772,106
7,880,000(a)	Triangle Re, Ltd., Series 2021-3, Class M1B, 5.181%
	(SOFR30A + 290 bps), 2/25/34 (144A)	7,508,930
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $702,500,830)	$ 679,308,889
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 8.9% of Net Assets
5,328,000(a)	AREIT Trust, Series 2022-CRE6, Class E, 5.684%
	(SOFR30A + 340 bps), 1/16/37 (144A)	$ 5,030,035
12,500,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR,
	Class E, 5.068% (1 Month USD LIBOR + 225 bps),
	9/15/32 (144A)	11,745,872
8,000,000(a)	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ, Class C, 4.418% (1 Month USD
	LIBOR + 160 bps), 4/15/36 (144A)	7,760,625
4,096,268(a)	BDS, Series 2021-FL8, Class A, 3.913% (1 Month USD
	LIBOR + 92 bps), 1/18/36 (144A)	3,991,928
1,150,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 4.868%
	(1 Month USD LIBOR + 205 bps), 11/15/28 (144A)	1,136,557
9,450,000(a)	BHP Trust, Series 2019-BXHP, Class D, 4.589%
	(1 Month USD LIBOR + 177 bps), 8/15/36 (144A)	8,927,320
2,660,000(a)	BPCRE, Ltd., Series 2021-FL1, Class E, 6.039%
	(1 Month USD LIBOR + 310 bps), 2/15/37 (144A)	2,616,600
13,863,500(a)	BX Commercial Mortgage Trust, Series 2019-XL,
	Class G, 5.118% (1 Month USD LIBOR + 230 bps),
	10/15/36 (144A)	13,273,583
12,000,000(a)	BX Commercial Mortgage Trust, Series 2021-CIP,
	Class B, 4.089% (1 Month USD LIBOR + 127 bps),
	12/15/38 (144A)	11,398,757
4,854,003(a)	BX Commercial Mortgage Trust, Series 2021-XL2,
	Class D, 4.215% (1 Month USD LIBOR + 140 bps),
	10/15/38 (144A)	4,549,973
4,667,310(a)	BX Commercial Mortgage Trust, Series 2021-XL2,
	Class J, 6.708% (1 Month USD LIBOR + 389 bps),
	10/15/38 (144A)	4,292,739
3,500,000(a)	BX Commercial Mortgage Trust, Series 2022-AHP,
	Class B, 4.685% (1 Month Term SOFR + 184 bps),
	1/17/39 (144A)	3,356,625
9,300,000(a)	BX Trust, Series 2019-ATL, Class B, 4.205% (1 Month
	USD LIBOR + 139 bps), 10/15/36 (144A)	8,949,326
8,000,000(a)	BXP Trust, Series 2017-CQHP, Class B, 3.918%
	(1 Month USD LIBOR + 110 bps), 11/15/34 (144A)	7,640,293

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 61

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
2,171,167(a)	CG-CCRE Commercial Mortgage Trust, Series
	2014-FL1, Class B, 3.968% (1 Month USD LIBOR +
	115 bps), 6/15/31 (144A)	$ 2,133,230
1,144,564(a)	CG-CCRE Commercial Mortgage Trust, Series
	2014-FL2, Class A, 4.672% (1 Month USD LIBOR +
	185 bps), 11/15/31 (144A)	1,103,000
10,000,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class C, 4.268% (1 Month USD LIBOR + 145 bps),
	11/15/36 (144A)	9,648,094
14,887,582(a)	CHC Commercial Mortgage Trust 2019, Series
	2019-CHC, Class C, 4.568% (1 Month USD LIBOR +
	175 bps), 6/15/34 (144A)	14,292,089
6,000,000(a)	CLNY Trust, Series 2019-IKPR, Class B, 4.296%
	(1 Month USD LIBOR + 148 bps), 11/15/38 (144A)	5,624,150
2,000,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 5.539%
	(1 Month USD LIBOR + 272 bps), 11/15/38 (144A)	1,859,699
17,000,000	COMM Mortgage Trust, Series 2013-CR6, Class A4,
	3.101%, 3/10/46	16,929,936
10,000,000(a)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 4.968% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	9,660,440
860,085(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M1, 4.281% (SOFR30A + 200 bps),
	1/25/51 (144A)	826,113
8,000,000(a)	Great Wolf Trust, Series 2019-WOLF, Class D, 4.751%
	(1 Month USD LIBOR + 193 bps), 12/15/36 (144A)	7,617,934
10,900,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-TWR,
	Class A, 3.968% (1 Month USD LIBOR + 115 bps),
	7/15/31 (144A)	10,630,981
11,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 4.568% (1 Month USD LIBOR + 175 bps),
	10/15/36 (144A)	9,978,210
7,400,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 4.768% (1 Month USD LIBOR + 195 bps),
	8/15/32 (144A)	6,990,647
10,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 3.918% (1 Month USD LIBOR + 110 bps),
	12/15/36 (144A)	9,799,027
9,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 5.318% (1 Month USD LIBOR + 250 bps),
	12/15/36 (144A)	8,478,655
1,100,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP,
	Class E, 6.368% (1 Month USD LIBOR + 355 bps),
	10/15/36 (144A)	1,017,521
4,300,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
Class A, 3.91% (1 Month USD LIBOR + 109 bps),
	10/15/31 (144A)	4,254,870

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
9,729,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
	Class B, 4.12% (1 Month USD LIBOR + 130 bps),
	10/15/31 (144A)	$ 9,541,796
7,656,826(a)	HPLY Trust, Series 2019-HIT, Class C, 4.418% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	7,310,389
2,800,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class BFL, 4.133% (1 Month
	USD LIBOR + 150 bps), 7/5/33 (144A)	2,760,205
4,000,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class CFL, 4.533% (1 Month
	USD LIBOR + 190 bps), 7/5/33 (144A)	3,938,211
3,600,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class C, 4.668% (1 Month
	USD LIBOR + 160 bps), 9/15/29 (144A)	3,471,083
1,650,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class E, 5.668% (1 Month
	USD LIBOR + 260 bps), 9/15/29 (144A)	1,559,869
10,300,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class E, 4.978% (1 Month USD
	LIBOR + 216 bps), 7/15/36 (144A)	9,673,259
6,735,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2020-609M, Class A, 4.188% (1 Month USD
	LIBOR + 137 bps), 10/15/33 (144A)	6,464,136
8,050,000(a)	MBRT, Series 2019-MBR, Class B, 4.218% (1 Month USD
	LIBOR + 140 bps), 11/15/36 (144A)	7,746,476
1,305,591(c)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	985,721
8,500,000(a)	Morgan Stanley Capital I Trust, Series 2017-ASHF,
	Class B, 4.068% (1 Month USD LIBOR + 125 bps),
	11/15/34 (144A)	8,216,422
8,250,000(a)	Morgan Stanley Capital I Trust, Series 2017-CLS,
	Class C, 3.818% (1 Month USD LIBOR + 100 bps),
	11/15/34 (144A)	8,188,242
8,068,937(a)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class B, 4.068% (1 Month USD LIBOR + 125 bps),
	8/15/33 (144A)	7,954,989
11,500,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class B, 4.618% (1 Month USD LIBOR +
	180 bps), 7/15/36 (144A)	11,267,710
4,497,234(a)	Ready Capital Mortgage Financing LLC, Series
	2021-FL6, Class A, 4.034% (1 Month USD LIBOR +
	95 bps), 7/25/36 (144A)	4,330,993
2,175,000(a)	Ready Capital Mortgage Financing LLC, Series
	2021-FL6, Class D, 5.484% (1 Month USD LIBOR +
	240 bps), 7/25/36 (144A)	2,003,578
1,519,000(a)	Ready Capital Mortgage Financing LLC, Series
	2021-FL6, Class E, 5.984% (1 Month USD LIBOR +
	290 bps), 7/25/36 (144A)	1,390,592

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 63

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
4,825,000(a)	Ready Capital Mortgage Financing LLC, Series
	2021-FL7, Class D, 6.034% (1 Month USD LIBOR +
	295 bps), 11/25/36 (144A)	$ 4,507,347
8,740,000(a)	Ready Capital Mortgage Financing LLC, Series
	2022-FL8, Class E, 6.555% (SOFR30A + 425 bps),
	1/25/37 (144A)	8,340,744
6,666,429(a)	SLIDE, Series 2018-FUN, Class B, 4.318% (1 Month
	USD LIBOR + 150 bps), 6/15/31 (144A)	6,548,372
129,030(c)	Sutherland Commercial Mortgage Loans, Series
	2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	128,688
4,374,433(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 4.293% (1 Month USD LIBOR +
	165 bps), 11/11/34 (144A)	4,121,351
754,182	UBS-Barclays Commercial Mortgage Trust, Series
	2012-C2, Class A4, 3.525%, 5/10/63	753,269
12,800,000(a)	Wells Fargo Commercial Mortgage Trust, Series
	2017-SMP, Class C, 4.143% (1 Month USD LIBOR +
	133 bps), 12/15/34 (144A)	12,448,736
11,316,024(a)	XCALI Mortgage Trust, Series 2019-1, Class A, 4.814%
	(1 Month USD LIBOR + 225 bps), 11/6/21 (144A)	11,284,583
14,200,000(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.964%
	(1 Month USD LIBOR + 240 bps), 1/22/23 (144A)	14,139,588
13,500,000(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.564%
	(1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	13,427,319
4,375,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 5.814%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	4,342,842
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $406,883,110)	$ 392,361,339
	CORPORATE BONDS — 29.9% of Net Assets
	Aerospace & Defense — 0.2%
10,000,000	Boeing Co., 1.167%, 2/4/23	$ 9,876,459
	Total Aerospace & Defense	$ 9,876,459
	Auto Manufacturers — 2.6%
5,000,000	American Honda Finance Corp., 3.45%, 7/14/23	$ 4,959,187
9,147,000	BMW US Capital LLC, 3.80%, 4/6/23 (144A)	9,108,857
20,000,000(a)	Daimler Trucks Finance North America LLC, 3.146%
	(SOFR + 100 bps), 4/5/24 (144A)	19,943,200
18,670,000(a)	General Motors Financial Co., Inc., 2.942% (SOFR +
	62 bps), 10/15/24	18,113,031
6,215,000(a)	General Motors Financial Co., Inc., 3.497% (SOFR +
	130 bps), 4/7/25	6,116,248
6,360,000(a)	General Motors Financial Co., Inc., 3.612% (SOFR +
	76 bps), 3/8/24	6,271,638
2,253,000	Hyundai Capital America, 4.125%, 6/8/23 (144A)	2,238,074

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	Auto Manufacturers — (continued)
15,645,000	Mercedes-Benz Finance North America LLC, 3.70%,
	5/4/23 (144A)	$ 15,514,521
11,000,000(a)	Nissan Motor Acceptance Co. LLC, 3.808% (3 Month
	USD LIBOR + 64 bps), 3/8/24 (144A)	10,864,923
17,904,000(a)	Toyota Motor Credit Corp., 2.481% (SOFR + 32 bps),
	4/6/23	17,861,337
5,000,000	Volkswagen Group of America Finance LLC, 3.125%,
	5/12/23 (144A)	4,944,150
	Total Auto Manufacturers	$ 115,935,166
	Banks — 17.7%
10,000,000(a)	ANZ New Zealand Int’l, Ltd., 3.297% (SOFR + 60 bps),
	2/18/25 (144A)	$ 9,913,400
12,400,000(a)	Banco Santander SA, 3.945% (SOFR +
	124 bps), 5/24/24	12,385,988
5,600,000(a)	Banco Santander SA, 4.048% (3 Month USD LIBOR +
	109 bps), 2/23/23	5,600,474
9,450,000(a)	Bank of America Corp., 3.234% (SOFR +
	73 bps), 10/24/24	9,369,770
5,700,000(a)	Bank of America Corp., 3.342% (3 Month Bloomberg
	Short-Term Bank Yield Index + 43 bps), 5/28/24	5,586,285
23,289,000(a)	Bank of America Corp., 3.948% (3 Month USD LIBOR +
	79 bps), 3/5/24	23,245,683
9,350,000	Bank of Montreal, 0.40%, 9/15/23	8,954,589
12,000,000(a)	Bank of Montreal, 2.54% (SOFR + 32 bps), 7/9/24	11,829,876
14,760,000(a)	Bank of Montreal, 3.169% (SOFR + 27 bps), 9/15/23	14,642,392
3,185,000(a)	Bank of Montreal, 3.546% (SOFR + 68 bps), 3/10/23	3,184,747
18,800,000(a)	Bank of Nova Scotia, 3.12% (SOFR + 90 bps), 4/11/25	18,645,526
8,000,000(a)	Bank of Nova Scotia, 2.68% (SOFR + 46 bps), 1/10/25	7,852,104
9,200,000(a)	Bank of Nova Scotia, 2.767% (SOFR + 45 bps), 4/15/24	9,113,808
5,125,000	Banque Federative du Credit Mutuel SA, 2.125%,
	11/21/22 (144A)	5,109,953
10,500,000(a)	Banque Federative du Credit Mutuel SA, 3.004%
	(SOFR + 41 bps), 2/4/25 (144A)	10,255,665
2,620,000(a)	Banque Federative du Credit Mutuel SA, 3.67%
	(3 Month USD LIBOR + 96 bps), 7/20/23 (144A)	2,626,520
7,500,000	BNP Paribas SA, 3.50%, 3/1/23 (144A)	7,451,325
4,740,000	Canadian Imperial Bank of Commerce, 0.95%, 6/23/23	4,609,840
18,400,000(a)	Canadian Imperial Bank of Commerce, 3.297% (SOFR +
	40 bps), 12/14/23	18,269,944
7,000,000(a)	Citigroup, Inc., 3.141% (SOFR + 694 bps), 1/25/26	6,823,365
12,550,000(a)	Citigroup, Inc., 4.129% (SOFR + 137 bps), 5/24/25	12,546,193
15,000,000(a)	Cooperatieve Rabobank UA, 2.60% (SOFR +
	38 bps), 1/10/25	14,816,361
2,350,000(a)	Cooperatieve Rabobank UA, 2.908% (3 Month USD
	LIBOR + 48 bps), 1/10/23	2,349,836

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 65

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	Banks — 17.7%
10,000,000(a)	Credit Suisse AG, 2.963% (SOFR + 39 bps), 2/2/24	$ 9,810,818
10,765,000(a)	Credit Suisse Group AG, 4.47% (3 Month USD
	LIBOR + 120 bps), 12/14/23 (144A)	10,717,212
10,000,000	Discover Bank, 3.35%, 2/6/23	9,957,122
17,960,000(a)	DNB Bank ASA, 3.801% (SOFR + 83 bps),
	3/28/25 (144A)	17,886,999
7,000,000(a)	Federation des Caisses Desjardins du Quebec, 3.162%
	(SOFR + 43 bps), 5/21/24 (144A)	6,914,534
5,000,000	First Horizon Corp., 3.55%, 5/26/23	4,950,694
4,600,000	Goldman Sachs Group, Inc., 1.217%, 12/6/23	4,410,326
13,880,000(a)	Goldman Sachs Group, Inc., 2.905% (SOFR +
	49 bps), 10/21/24	13,719,067
20,725,000(a)	Goldman Sachs Group, Inc., 3.366% (SOFR +
	50 bps), 9/10/24	20,428,872
8,502,000(a)	Goldman Sachs Group, Inc., 3.23% (SOFR +
	54 bps), 11/17/23	8,479,491
10,000,000(a)	HSBC Holdings Plc, 3.285% (SOFR + 58 bps), 11/22/24	9,700,063
7,750,000(a)	HSBC Holdings Plc, 4.257% (SOFR + 143 bps), 3/10/26	7,638,387
15,270,000(a)	Huntington National Bank, 3.864% (SOFR + 119 bps),
	5/16/25	15,221,910
10,300,000(a)	ING Groep NV, 4.611% (SOFR + 164 bps), 3/28/26	10,179,324
8,000,000(a)	JPMorgan Chase & Co., 3.335% (SOFR +
	54 bps), 6/1/25	7,849,456
11,800,000(a)	JPMorgan Chase & Co., 3.513% (3 Month USD LIBOR +
	73 bps), 4/23/24	11,778,600
12,270,000(a)	JPMorgan Chase & Co., 3.867% (SOFR +
	97 bps), 6/14/25	12,130,024
11,294,000(a)	KeyBank NA, 3.311% (SOFR + 34 bps), 1/3/24	11,223,908
11,019,000	Lloyds Banking Group Plc, 4.05%, 8/16/23	10,896,579
7,140,000(a)	Macquarie Bank, Ltd., 4.26% (SOFR + 131 bps),
	3/21/25 (144A)	7,173,493
13,975,000(a)	Macquarie Group, Ltd., 3.017% (SOFR + 71 bps),
	10/14/25 (144A)	13,644,924
16,100,000	Mitsubishi UFJ Financial Group, Inc., 3.761%, 7/26/23	15,940,341
16,600,000(a)	Mitsubishi UFJ Financial Group, Inc., 4.024% (SOFR +
	165 bps), 7/18/25	16,717,871
4,226,000	Morgan Stanley, 3.125%, 1/23/23	4,212,128
5,700,000(a)	Morgan Stanley, 3.559% (SOFR + 117 bps), 4/17/25	5,685,750
15,000,000(a)	Morgan Stanley, 3.662% (SOFR + 95 bps), 2/18/26	14,732,100
13,500,000	Morgan Stanley, 3.75%, 2/25/23	13,461,795
15,000,000(a)	National Bank of Canada, 3.094% (SOFR +
	49 bps), 8/6/24	14,798,580
4,200,000(a)	NatWest Markets Plc, 3.179% (SOFR + 53 bps),
	8/12/24 (144A)	4,112,769
17,240,000(a)	NatWest Markets Plc, 4.407% (SOFR + 145 bps),
	3/22/25 (144A)	17,167,153

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	Banks — (continued)
22,000,000(a)	Royal Bank of Canada, 2.667% (SOFR +
	30 bps), 1/19/24	$ 21,829,556
15,380,000(a)	Royal Bank of Canada, 3.147% (SOFR +
	84 bps), 4/14/25	15,186,320
17,000,000(a)	Societe Generale S.A., 3.465% (SOFR + 105 bps),
	1/21/26 (144A)	16,402,356
3,290,000(a)	Standard Chartered Plc, 3.557% (SOFR + 125 bps),
	10/14/23 (144A)	3,289,401
8,880,000(a)	Standard Chartered Plc, 3.655% (SOFR + 93 bps),
	11/23/25 (144A)	8,725,437
23,250,000(a)	Standard Chartered Plc, 4.711% (SOFR + 174 bps),
	3/30/26 (144A)	23,018,068
6,520,000	State Street Corp., 3.10%, 5/15/23	6,464,776
4,232,000(a)	Sumitomo Mitsui Financial Group, Inc., 3.478%
	(3 Month USD LIBOR + 74 bps), 10/18/22	4,231,587
16,100,000	Sumitomo Mitsui Financial Group, Inc.,
	3.748%, 7/19/23	15,967,003
15,000,000	Swedbank AB, 1.30%, 6/2/23 (144A)	14,643,360
17,090,000(a)	Swedbank AB, 3.881% (SOFR + 91 bps),
	4/4/25 (144A)	16,963,534
9,825,000(a)	Toronto-Dominion Bank, 3.216% (SOFR +
	35 bps), 9/10/24	9,668,124
1,000,000(a)	Toronto-Dominion Bank, 3.378% (3 Month USD
	LIBOR + 64 bps), 7/19/23	1,000,145
5,265,000(a)	Toronto-Dominion Bank, 3.612% (3 Month USD
	LIBOR + 53 bps), 12/1/22	5,263,623
9,000,000(a)	Truist Bank, 2.538% (SOFR + 20 bps), 1/17/24	8,910,810
5,800,000(a)	UBS AG, 2.984% (SOFR + 36 bps), 2/9/24 (144A)	5,769,840
10,800,000(a)	UBS AG, 3.12% (SOFR + 32 bps), 6/1/23 (144A)	10,780,853
14,110,000(a)	UBS Group AG, 4.229% (SOFR + 158 bps),
	5/12/26 (144A)	14,135,073
17,745,000(a)	Wells Fargo & Co., 3.767% (SOFR + 132 bps), 4/25/26	17,654,323
	Total Banks	$ 776,628,123
	Commercial Services — 0.2%
9,290,000	ERAC USA Finance LLC, 3.30%, 10/15/22 (144A)	$ 9,285,912
	Total Commercial Services	$ 9,285,912
	Diversified Financial Services — 1.8%
10,700,000(a)	AerCap Ireland Capital DAC/AerCap Global Aviation
	Trust, 3.651% (SOFR + 68 bps), 9/29/23	$ 10,472,402
15,735,000(a)	Air Lease Corp., 3.643% (3 Month USD LIBOR +
	35 bps), 12/15/22	15,722,903
1,428,000	Capital One Financial Corp., 3.20%, 1/30/23	1,422,478
16,000,000(a)	Capital One Financial Corp., 3.542% (SOFR + 69 bps),
	12/6/24	15,637,280

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 67

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	Diversified Financial Services — (continued)
15,250,000(a)	Capital One Financial Corp., 3.974% (SOFR +
	135 bps), 5/9/25	$ 15,054,800
20,096,000	Charles Schwab Corp., 2.65%, 1/25/23	20,020,234
1,000,000(a)	OWS Cre Funding I LLC, 8.028% (1 Month USD
	LIBOR + 490 bps), 9/1/23 (144A)	997,269
	Total Diversified Financial Services	$ 79,327,366
	Electric — 2.2%
6,440,000(a)	American Electric Power Co., Inc., 3.262% (3 Month
	USD LIBOR + 48 bps), 11/1/23	$ 6,403,761
7,600,000(a)	CenterPoint Energy, Inc., 3.303% (SOFR +
	65 bps), 5/13/24	7,494,543
9,175,000(a)	Dominion Energy, Inc., 3.823% (3 Month USD LIBOR +
	53 bps), 9/15/23	9,132,195
11,360,000(a)	Florida Power & Light Co., 2.888% (SOFR +
	25 bps), 5/10/23	11,325,328
7,005,000(a)	National Rural Utilities Cooperative Finance Corp.,
	3.004% (SOFR + 40 bps), 8/7/23	6,988,916
6,500,000(a)	NextEra Energy Capital Holdings, Inc., 2.986% (SOFR +
	40 bps), 11/3/23	6,440,161
8,461,000(a)	NextEra Energy Capital Holdings, Inc., 3.34% (SOFR +
	54 bps), 3/1/23	8,450,117
13,575,000(a)	NextEra Energy Capital Holdings, Inc., 3.97% (SOFR +
	102 bps), 3/21/24	13,471,850
4,780,000	Niagara Mohawk Power Corp., 2.721%,
	11/28/22 (144A)	4,765,633
6,545,000	Public Service Enterprise Group, Inc., 0.841%, 11/8/23	6,241,581
3,253,000	Public Service Enterprise Group, Inc., 2.65%, 11/15/22	3,247,898
7,000,000(a)	Southern Co., 3.008% (SOFR + 37 bps), 5/10/23	6,964,989
5,165,000	Virginia Electric and Power Co., 2.75%, 3/15/23	5,113,556
	Total Electric	$ 96,040,528
	Entertainment — 0.1%
4,700,000(a)	Magallanes, Inc., 4.684% (SOFR + 178 bps),
	3/15/24 (144A)	$ 4,687,864
	Total Entertainment	$ 4,687,864
	Healthcare-Products — 0.2%
7,224,000(a)	Thermo Fisher Scientific, Inc., 2.868% (SOFR +
	53 bps), 10/18/24	$ 7,145,123
	Total Healthcare-Products	$ 7,145,123
	Healthcare-Services — 0.5%
7,000,000	Aetna, Inc., 2.80%, 6/15/23	$ 6,909,840
9,631,000	Elevance Health, Inc., 0.45%, 3/15/23	9,461,637
5,000,000	Elevance Health, Inc., 3.30%, 1/15/23	4,982,564
	Total Healthcare-Services	$ 21,354,041

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	Insurance — 1.1%
1(d)	Ambac Assurance Corp., 5.10% (144A)	$ 1
3,502,000	Aon Corp., 2.20%, 11/15/22	3,493,471
13,700,000(a)	Athene Global Funding, 3.265% (SOFR + 56 bps),
	8/19/24 (144A)	13,330,224
5,365,000(a)	Metropolitan Life Global Funding I, 2.861% (SOFR +
	57 bps), 1/13/23 (144A)	5,364,126
6,250,000(a)	Metropolitan Life Global Funding I, 3.86% (SOFR +
	91 bps), 3/21/25 (144A)	6,216,617
6,500,000(a)	Principal Life Global Funding II, 2.686% (SOFR +
	45 bps), 4/12/24 (144A)	6,472,417
5,400,000(a)	Principal Life Global Funding II, 3.127% (SOFR +
	38 bps), 8/23/24 (144A)	5,349,186
9,030,000(a)	Protective Life Global Funding, 3.951% (SOFR +
	98 bps), 3/28/25 (144A)	8,960,379
	Total Insurance	$ 49,186,421
	Lodging — 0.1%
4,660,000(a)	Hyatt Hotels Corp., 2.98% (SOFR + 105 bps), 10/1/23	$ 4,660,000
	Total Lodging	$ 4,660,000
	Oil & Gas — 0.8%
8,115,000	Canadian Natural Resources, Ltd., 2.95%, 1/15/23	$ 8,074,772
16,885,000(a)	Chevron Corp., 3.821% (3 Month USD LIBOR +
	90 bps), 5/11/23	16,933,158
9,584,000	Eni S.p.A., 4.00%, 9/12/23 (144A)	9,463,912
	Total Oil & Gas	$ 34,471,842
	Pharmaceuticals — 0.9%
17,080,000(a)	AbbVie, Inc., 3.634% (3 Month USD LIBOR +
	65 bps), 11/21/22	$ 17,071,974
2,608,000	AmerisourceBergen Corp., 0.737%, 3/15/23	2,565,911
15,000,000	Cigna Corp., 3.75%, 7/15/23	14,889,529
4,274,000	Zoetis, Inc., 3.25%, 2/1/23	4,251,150
	Total Pharmaceuticals	$ 38,778,564
	Pipelines — 0.5%
5,851,000	Energy Transfer LP, 3.60%, 2/1/23	$ 5,826,070
16,100,000	MPLX LP, 4.50%, 7/15/23	16,023,289
	Total Pipelines	$ 21,849,359
	Retail — 0.5%
12,249,000	AutoZone, Inc., 3.125%, 7/15/23	$ 12,098,983
10,812,000	TJX Cos., Inc., 2.50%, 5/15/23	10,669,829
	Total Retail	$ 22,768,812

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 69

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
Semiconductors — 0.3%
9,147,000	Broadcom Corp./Broadcom Cayman Finance, Ltd.,
	3.625%, 1/15/24	$ 8,964,331
4,600,000	Skyworks Solutions, Inc., 0.90%, 6/1/23	4,462,805
	Total Semiconductors	$ 13,427,136
Trucking & Leasing — 0.2%
7,450,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	4.25%, 1/17/23 (144A)	$ 7,435,547
	Total Trucking & Leasing	$ 7,435,547
TOTAL CORPORATE BONDS
	(Cost $1,327,229,336)	$1,312,858,263
INSURANCE-LINKED SECURITIES — 4.0%
of Net Assets#
Event Linked Bonds — 2.0%
Earthquakes – California — 0.2%
2,000,000(a)	Phoenician Re, 5.747%, (3 Month U.S. Treasury Bill +
	250 bps), 12/14/24 (144A)	$ 1,902,000
750,000(a)	Ursa Re, 8.997%, (3 Month U.S. Treasury Bill + 575 bps),
	12/10/22 (144A)	733,500
4,000,000(a)	Ursa Re II, 6.997%, (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	3,880,000
$ 6,515,500
Earthquakes – Mexico — 0.0%†
500,000(a)	International Bank for Reconstruction & Development,
6.665%, (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$497,500
Earthquakes – U.S. — 0.0%†
1,000,000(a)	Torrey Pines Re Pte, Ltd., 7.247%, (3 Month U.S.
	Treasury Bill + 400 bps), 6/7/24 (144A)	$ 959,000
Earthquakes – U.S. & Canada — 0.1%
2,500,000(a)	Acorn Re, 5.747%, (3 Month U.S. Treasury Bill +
	250 bps), 11/7/24 (144A)	$ 2,379,500
Health – U.S. — 0.1%
3,500,000(a)	Vitality Re X, 4.997%, (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 3,481,800
Inland Flood – U.S. — 0.0%†
1,500,000(a)	FloodSmart Re, 14.497%, (3 Month U.S. Treasury Bill +
	1,125 bps), 2/25/25 (144A)	$600,000
Multiperil – Florida — 0.0%†
250,000(a)	Sanders Re II, 9.037%, (3 Month U.S. Treasury Bill +
	579 bps), 6/7/23 (144A)	$225,000

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	Multiperil – U.S. — 0.7%
1,500,000(a)	Bonanza Re, 8.117%, (3 Month U.S. Treasury Bill +
	487 bps), 2/20/24 (144A)	$600,000
125,000(a)	Caelus Re V, 3.347%, (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	93,750
750,000(a)	Caelus Re V, 3.347%, (3 Month U.S. Treasury Bill +
	10 bps), 6/7/25 (144A)	75
500,000(a)	Caelus Re V, 3.747%, (3 Month U.S. Treasury Bill +
	50 bps), 6/7/25 (144A)	300,000
750,000(a)	Caelus Re VI, 8.627%, (3 Month U.S. Treasury Bill +
	538 bps), 6/7/23 (144A)	718,500
4,500,000(a)	Easton Re Pte, 7.247%, (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	4,311,000
2,000,000(a)	Four Lakes Re, 7.997%, (3 Month U.S. Treasury Bill +
	475 bps), 1/7/29 (144A)	1,981,000
1,750,000(a)	Four Lakes Re, 10.547%, (3 Month U.S. Treasury Bill +
	730 bps), 1/5/24 (144A)	1,702,750
500,000(a)	Herbie Re Ltd., 9.977%, (3 Month U.S. Treasury Bill +
	673 bps), 1/8/25 (144A)	480,000
5,000,000(a)	Matterhorn Re, 8.287%, (SOFR + 532 bps),
	3/24/25 (144A)	4,800,000
2,000,000(a)	Matterhorn Re, 10.722%, (SOFR + 775 bps),
	3/24/25 (144A)	1,940,000
1,500,000(a)	Residential Reinsurance 2020, 9.427%, (3 Month U.S.
	Treasury Bill + 618 bps), 12/6/24 (144A)	1,470,000
5,000,000(a)	Residential Reinsurance 2021, 8.427%, (3 Month U.S.
	Treasury Bill + 518 bps), 12/6/25 (144A)	4,725,000
2,750,000(a)	Sanders Re II, 6.337%, (3 Month U.S. Treasury Bill +
	309 bps), 4/7/25 (144A)	2,634,500
3,000,000(a)	Sanders Re II, 6.497%, (3 Month U.S. Treasury Bill +
	325 bps), 4/7/25 (144A)	2,874,000
3,000,000(a)	Sanders Re III, 3.50%, (3 Month U.S. Treasury Bill +
	350 bps), 4/7/26 (144A)	2,937,000
1,000,000(a)	Sussex Re 2020-1, 11.427%, (3 Month U.S. Treasury
	Bill + 818 bps), 1/8/25 (144A)	969,000
		$ 32,536,575
	Multiperil – U.S. & Canada — 0.2%
1,000,000(a)	Hypatia 2020-1, 13.522%, (3 Month U.S. Treasury Bill +
	1,028 bps), 6/7/23 (144A)	$980,000
2,500,000(a)	Hypatia, Ltd., 10.572%, (3 Month U.S. Treasury Bill +
	733 bps), 6/7/23 (144A)	2,450,000
250,000(a)	Matterhorn Re, 8.602%, (SOFR + 575 bps),
	12/7/28 (144A)	241,250
1,000,000(a)	Mona Lisa Re, 10.247%, (3 Month U.S. Treasury Bill +
	700 bps), 7/8/25 (144A)	984,000
4,000,000(a)	Mystic Re IV, 9.057%, (3 Month U.S. Treasury Bill +
	581 bps), 1/8/25 (144A)	3,860,000
		$ 8,515,250

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 71

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. Regional — 0.1%
700,000(a)	First Coast Re II Pte, Ltd., 8.907%, (3 Month U.S.
	Treasury Bill + 566 bps), 6/7/23 (144A)	$490,000
1,000,000(a)	Kilimanjaro III Re, 5.25%, (3 Month U.S. Treasury Bill +
	525 bps), 6/25/25 (144A)	990,000
3,500,000(a)	Long Point Re IV, 7.497%, (3 Month USD LIBOR +
	425 bps), 6/1/26 (144A)	3,482,500
400,000(a)	Matterhorn Re, 8.247%, (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	351,640
$ 5,314,140
Multiperil – Worldwide — 0.0%†
1,500,000(a)	Northshore Re II, 8.997%, (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 1,449,000
Pandemic – U.S — 0.1%
3,000,000(a)	Vitality Re XI, 4.747%, (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	$ 2,931,300
1,250,000(a)	Vitality Re XI, 5.047%, (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	1,221,500
$ 4,152,800
Windstorm – Florida — 0.0%†
2,000,000(a)	Integrity Re, 10.247%, (3 Month U.S. Treasury Bill +
	700 bps), 6/6/25 (144A)	$100,000
2,200,000(a)	Merna Reinsurance II, Ltd., 8.747%, (3 Month U.S.
	Treasury Bill + 550 bps), 7/8/24 (144A)	1,100,000
$ 1,200,000
Windstorm – Mexico — 0.1%
4,000,000(a)	International Bank for Reconstruction & Development,
	7.37%, (SOFRINDX + 440 bps), 12/29/23 (144A)	$ 3,946,000
500,000(a)	International Bank for Reconstruction & Development,
9.665%, (3 Month USD LIBOR + 650 bps),
	3/13/24 (144A)	497,500
$ 4,443,500
Windstorm – North Carolina — 0.1%
3,000,000(a)	Cape Lookout Re, 8.247%, (3 Month U.S. Treasury
	Bill + 500 bps), 3/28/25 (144A)	$ 2,874,000
Windstorm – Texas — 0.1%
2,500,000(a)	Alamo Re II, 8.767%, (1 Month U.S. Treasury Bill +
	552 bps), 6/8/23 (144A)	$ 2,475,000
Windstorm – U.S — 0.0%†
2,000,000(a)	Bonanza Re, 7.997%, (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$800,000
250,000(a)	Bonanza Re, 8.997%, (3 Month U.S. Treasury Bill +
	575 bps), 3/16/25 (144A)	2,500

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	Windstorm – U.S — (continued)
250,000(a)	Bowline Re 2019-1, 12.097%, (3 Month U.S. Treasury
	Bill + 885 bps), 3/20/23 (144A)	$ 242,500
		$ 1,045,000
	Windstorm – U.S. Regional — 0.2%
2,500,000(a)	Citrus Re, Ltd., 8.347%, (3 Month U.S. Treasury Bill +
	510 bps), 6/7/25 (144A)	$ 2,465,000
1,000,000(a)	Commonwealth Re, 3.50%, (3 Month U.S. Treasury
	Bill + 350 bps), 7/8/25 (144A)	994,800
1,500,000(a)	Matterhorn Re, 7.355%, (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	1,485,000
3,000,000(a)	Matterhorn Re, 8.605%, (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	2,985,000
		$ 7,929,800
	Total Event Linked Bonds	$ 86,593,365

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.7%
	Earthquakes – California — 0.1%
2,980,000(e)(f)+	Adare Re 2021, 9/30/27	$ 3,139,884
3,018,000(e)(f)+	Adare Re 2022, 12/31/27	3,127,842
		$ 6,267,726
	Multiperil – Massachusetts — 0.1%
1,500,000(e)(f)+	Ailsa Re 2022, 5/31/28	$ 1,475,327
3,000,000(e)(f)+	Denning Re 2022, 6/30/28	2,949,682
		$ 4,425,009
	Multiperil – U.S. — 0.1%
2,088,182(e)(f)+	Ballybunion Re 2022, 12/31/27	$ 2,115,468
1,053,082(e)(f)+	Ballybunion Re 2022-2, 5/31/28	1,064,224
250,000(e)(f)+	Dingle Re 2020, 12/31/22	1,488
3,250,000(e)(f)+	Port Royal Re 2022, 4/30/28	3,185,707
		$ 6,366,887
	Multiperil – Worldwide — 0.2%
1,000,000(e)(f)+	Aureolin Re 2022, 3/31/28	$947,425
1,750,000(e)(f)+	Celadon Re 2022, 3/31/28	1,615,042
1,000,000(e)(f)+	Cypress Re 2017, 1/31/23	100
4,500,000(e)(f)+	Gamboge Re 2022, 3/31/28	4,266,426
223,000(e)(f)+	Limestone Re, 10/1/23 (144A)	—
2,500,000(e)(f)+	Resilience Re, 5/1/23	—
		$ 6,828,993

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 73

Schedule of Investments | 9/30/22

(unaudited)(continued)

Face
Amount
USD ($)		Value
	Windstorm – Florida — 0.0%†
2,000,000(e)(f)+	Formby Re 2018, 2/28/23	$133,076
800,000(e)(f)+	Portrush Re 2017, 6/15/23	340,320
		$ 473,396
	Windstorm – North Carolina — 0.1%
2,000,000(e)(f)+	Isosceles Re 2022-A, 4/30/28	$ 1,984,600
2,000,000(e)(f)+	Isosceles Re 2022-A, 4/30/28	1,984,800
		$ 3,969,400
	Windstorm – U.S. Regional — 0.1%
1,500,000(e)(f)+	Isosceles Insurance, Ltd., 7/10/23	$ 1,477,500
500,000(e)(f)+	Oakmont Re 2017, 4/30/23	14,700
1,500,000(e)(f)+	Oakmont Re 2022, 4/1/28	1,448,014
		$ 2,940,214
	Total Collateralized Reinsurance	$ 31,271,625
	Reinsurance Sidecars — 1.0%
	Multiperil – U.S. — 0.0%†
543,248(e)(f)+	Carnoustie Re 2022, 12/31/27	$575,593
2,000,000(e)(g)+	Harambee Re 2018, 12/31/22	—
4,000,000(e)(g)+	Harambee Re 2019, 12/31/22	2,000
		$ 577,593
	Multiperil – Worldwide — 1.0%
2,000(e)(f)+	Alturas Re 2019-1, 3/10/23 (144A)	$ 9,146
36,448(g)+	Alturas Re 2019-2, 3/10/23	12,400
4,000,000(e)(g)+	Alturas Re 2021-3, 7/31/25	1,136,000
421,041(e)(g)+	Alturas Re 2022-2, 12/31/27	352,032
2,500,000(e)(f)+	Bantry Re 2016, 3/31/23	75,000
4,000,000(e)(f)+	Bantry Re 2019, 12/31/22	135,855
3,000,000(e)(f)+	Bantry Re 2022, 12/31/27	3,128,047
5,120,164(e)(f)+	Berwick Re 2018-1, 12/31/22	395,789
3,658,035(e)(f)+	Berwick Re 2019-1, 12/31/22	437,135
4,500,000(e)(f)+	Berwick Re 2022, 12/31/27	4,661,744
35,797(e)(f)+	Eden Re II, 3/22/23 (144A)	92,796
4,000(e)(f)+	Eden Re II, 3/22/23 (144A)	10,433
3,000,000(e)(f)+	Gleneagles Re 2022, 12/31/27	3,125,000
2,118,314(e)(f)+	Gullane Re 2018, 12/31/22	131,133
4,000,000(e)(f)+	Gullane Re 2022, 12/31/27	4,297,610
500,000(e)(g)+	Lion Rock Re 2019, 1/31/23	—
2,744,544(e)(g)+	Lorenz Re 2019, 6/30/23	5,214
3,000,000(e)(f)+	Merion Re 2018-2, 12/31/22	454,200
4,000,000(e)(f)+	Merion Re 2022-2, 12/31/27	4,213,829
1,500,000(e)(f)+	Pangaea Re 2016-2, 11/30/22	2,675

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
2,000,000(e)(f)+	Pangaea Re 2018-1, 12/31/22	$ 42,109
4,000,000(e)(f)+	Pangaea Re 2018-3, 7/1/23	82,974
2,800,000(e)(f)+	Pangaea Re 2019-1, 2/1/23	58,345
2,941,254(e)(f)+	Pangaea Re 2019-3, 7/1/23	105,800
4,000,000(e)(f)+	Pangaea Re 2021-3, 7/1/25	101,466
2,500,000(e)(f)+	Pangaea Re 2022-1, 12/31/27	2,671,825
3,500,000(f)+	Pangaea Re 2022-3, 5/31/28	3,592,036
4,000,000(e)(f)+	RosaPenna Re 2021, 7/31/25	107,760
3,500,000(f)+	Rosapenna Re 2022, 6/30/28	3,540,685
800,000(f)+	Sector Re V, 3/1/24 (144A)	629,942
1,861(f)+	Sector Re V, 3/1/24 (144A)	46,077
160,000(f)+	Sector Re V, 12/1/24 (144A)	460,237
2,500,000(e)(f)+	Sector Re V, 12/1/26 (144A)	2,309,414
3,000,000(e)(g)+	Thopas Re 2019, 12/31/22	21,600
3,500,000(e)(g)+	Thopas Re 2022, 12/31/27	3,462,550
4,000,000(g)+	Torricelli Re 2021, 7/31/25	368,800
4,000,000(e)(g)+	Torricelli Re 2022, 6/30/28	3,627,200
2,000,000(f)+	Versutus Re 2018, 12/31/22	—
1,765,095(f)+	Versutus Re 2019-A, 12/31/22	—
1,434,906(f)+	Versutus Re 2019-B, 12/31/22	—
750,000(e)(g)+	Viribus Re 2018, 12/31/22	—
2,500,000(g)+	Viribus Re 2019, 12/31/22	17,750
1,724,784(e)(f)+	Woburn Re 2018, 12/31/22	59,295
809,418(e)(f)+	Woburn Re 2019, 12/31/22	154,870
		$ 44,136,773
	Total Reinsurance Sidecars	$ 44,714,366
	Industry Loss Warranties — 0.3%
	Earthquakes – U.S. — 0.1%
5,000,000(e)(f)+	Vermillion Re 2022, 12/31/27	$ 4,941,472
	Windstorm – U.S — 0.0%†
1,000,000(e)(f)+	Ballylifin Re 2021, 9/15/25	$124,700
750,000(e)(f)+	Ballylifin Re 2022, 5/31/28	718,088
		$ 842,788
	Windstorm – U.S. Regional — 0.2%
3,000,000(e)(f)+	Streamsong Re 2022, 12/15/27	$ 2,948,209
2,500,000(e)(f)+	Flavescent Re 2022, 11/30/27	2,434,377
		$ 5,382,586
	Total Industry Loss Warranties	$ 11,166,846
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $183,480,272)	$ 173,746,202

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 75

Schedule of Investments | 9/30/22

(unaudited)(continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 1.4% of Net Assets
1,346(a)	Federal Home Loan Mortgage Corp., 2.250%,
	(12 Month USD LIBOR + 200 bps), 11/1/33	$ 1,336
102(a)	Federal Home Loan Mortgage Corp., 3.959%, (1 Year
	CMT Index + 225 bps), 10/1/23	101
3,397(a)	Federal National Mortgage Association, 1.954%,
	(12 Month USD LIBOR + 167 bps), 1/1/48	3,360
5,366(a)	Federal National Mortgage Association, 2.295%,
	(1 Year CMT Index + 217 bps), 2/1/34	5,258
5,735(a)	Federal National Mortgage Association, 2.503%,
	(1 Year CMT Index + 220 bps), 10/1/32	5,617
4,083(a)	Federal National Mortgage Association, 2.717%,
	(1 Year CMT Index + 209 bps), 9/1/32	4,094
2,425,865	Federal National Mortgage Association,
	3.000%, 3/1/47	2,159,807
63,000,000	Federal National Mortgage Association, 5.000%,
	10/1/52 (TBA)	61,366,258
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $65,514,573)	$ 63,545,831
	SHORT TERM INVESTMENTS — 12.7%
	of Net Assets
	Repurchase Agreements — 2.8%
17,620,000	$17,620,000 Bank of America, 3.03%, dated 9/30/22
	plus accrued interest on 10/3/22 collateralized by
	$17,972,400 Government National Mortgage
	Association, 3.5%-5.0%, 5/20/47-9/20/52	$ 17,620,000
35,770,000	$35,770,000 Scotia Capital Inc., 3.03%, dated 9/30/22
	plus accrued interest on 10/3/22 collateralized by
	$36,494,613 Federal National Mortgage
	Association, 2.5%-6.0%, 12/1/35-9/1/52	35,770,000
35,770,000	$35,770,000 RBC Dominion Securities Inc., 3.0%,
	dated 9/30/22 plus accrued interest on 10/3/22
	collateralized by $36,494,579 U.S. Treasury
	Bills, 10/20/22-2/16/23	35,770,000
17,880,000	$17,880,000 Toronto-Dominion Bank, 2.99%, dated
	9/30/22 plus accrued interest on 10/3/22
	collateralized by $18,237,664 U.S. Treasury Note,
	3.25%, 6/30/29	17,880,000
17,880,000	$17,880,000 Toronto-Dominion Bank, 3.01%, dated
	9/30/22 plus accrued interest on 10/3/22
	collateralized by $18,237,600 Government National
	Mortgage Association, 3.0%, 9/20/51	17,880,000
		$ 124,920,000

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Principal
Amount
USD ($)		Value
	COMMERCIAL PAPER — 9.9% of Net Assets
20,000,000	Alexandria Real Estate Equities, Inc., 10/5/22	$ 19,991,044
25,000,000	Amphenol Corp., 10/3/22	24,993,206
18,000,000	Centerpoint Energy, Inc., 10/3/22	17,995,093
25,000,000	Duke Energy Corp., 10/6/22	24,986,154
20,000,000	Energy Transfer LP, 10/3/22	19,993,963
20,000,000	Enterprise Products Operating LLC, 10/11/22	19,979,351
16,100,000	Eversource Energy, 10/3/22	16,095,762
5,000,000	Eversource Energy, 10/5/22	4,997,803
20,000,000	FMC Corp., 10/3/22	19,993,965
16,900,000	Healthpeak Properties, Inc., 10/4/22	16,893,702
20,000,000	Hyundai Capital America, 10/3/22	19,994,465
20,000,000	Jabil, Inc., 10/3/22	19,993,642
20,000,000	Marsh & McLennan Companies, Inc., 10/3/22	19,994,465
11,000,000	Mohawk Industries, Inc., 10/4/22	10,995,931
11,650,000	Nissan Agri Co., Ltd., 10/13/22	11,635,722
18,200,000	PPL Corp., 10/4/22	18,193,268
23,500,000	Prudential PLC, 10/5/22	23,490,032
2,620,000	Rekor Systems, Inc., 10/5/22	2,618,859
20,000,000	Smithfield Foods, Inc., 10/3/22	19,994,153
25,000,000	Sonoco Products Co., 10/4/22	24,990,753
25,000,000	The Sherwin-Williams Co., 10/5/22	24,989,014
25,000,000	Verizon Communications, Inc., 10/6/22	24,986,071
25,000,000	WEC Energy Group, 10/5/22	24,988,417
	TOTAL COMMERCIAL PAPER
	(Cost $432,827,555)	$ 432,784,835
	TOTAL SHORT TERM INVESTMENTS
	(Cost $557,747,555)	$ 557,704,835
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.4%
	(Cost $4,576,224,680)	$4,453,983,364
	OTHER ASSETS AND LIABILITIES — (1.4)%	$ (62,722,474)
	NET ASSETS — 100.0%	$4,391,260,890

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 77

Schedule of Investments | 9/30/22

(unaudited)(continued)

Strips	Separate trading of Registered interest and principal of securities.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2022, the value of these securities amounted to
$2,594,662,608, or 59.1% of net assets.

(a)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2022.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2022.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Non-income producing security.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2022.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Acorn Re	10/25/2021	$2,500,000	$ 2,379,500
Adare Re 2021	9/29/2021	2,980,000	3,139,884
Adare Re 2022	12/30/2021	3,018,000	3,127,842
Ailsa Re 2022	6/30/2022	1,450,260	1,475,327
Alamo Re II	5/29/2020	2,500,000	2,475,000
Alturas Re 2019-1	12/20/2018	2,000	9,146
Alturas Re 2019-2	12/19/2018	36,448	12,400
Alturas Re 2021-3	7/1/2021	1,448,014	1,136,000
Alturas Re 2022-2	1/6/2022	421,041	352,032
Aureolin Re 2022	5/5/2022	898,000	947,425
Ballybunion Re 2022	3/9/2022	2,088,182	2,115,468
Ballybunion Re 2022-2	8/9/2022	1,053,082	1,064,224
Ballylifin Re 2021	9/15/2021	297,618	124,700
Ballylifin Re 2022	7/15/2022	610,875	718,088
Bantry Re 2016	2/6/2019	151,125	75,000
Bantry Re 2019	2/1/2019	—	135,855
Bantry Re 2022	1/28/2022	3,000,000	3,128,047
Berwick Re 2018-1	1/10/2018	747,887	395,789
Berwick Re 2019-1	12/31/2018	437,104	437,135
Berwick Re 2022	12/28/2021	4,500,000	4,661,744
Bonanza Re	12/15/2020	2,000,000	800,000
Bonanza Re	2/13/2020	1,500,000	600,000
Bonanza Re	3/11/2022	250,000	2,500
Bowline Re 2019-1	3/12/2019	250,000	242,500

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Restricted Securities	Acquisition date	Cost	Value
Caelus Re V	4/27/2017	$ 125,000	$ 93,750
Caelus Re V	5/4/2018	500,000	300,000
Caelus Re V	5/4/2018	750,000	75
Caelus Re VI	2/20/2020	750,000	718,500
Cape Lookout Re	3/16/2022	3,000,000	2,874,000
Carnoustie Re 2022	1/18/2022	543,248	575,593
Celadon Re 2022	9/13/2022	1,488,553	1,615,042
Citrus Re, Ltd.	4/11/2022	2,500,000	2,465,000
Commonwealth Re	6/15/2022	1,000,000	994,800
Cypress Re 2017	1/24/2017	3,361	100
Denning Re 2022	7/11/2022	2,930,481	2,949,682
Dingle Re 2020	2/13/2020	—	1,488
Easton Re Pte	12/15/2020	4,500,000	4,311,000
Eden Re II	1/22/2019	4,198	92,796
Eden Re II	12/14/2018	1,152	10,433
First Coast Re II Pte, Ltd.	6/15/2020	694,771	490,000
Flavescent Re 2022	7/26/2022	2,256,250	2,434,377
FloodSmart Re	2/14/2022	1,500,000	600,000
Formby Re 2018	7/9/2018	75,243	133,076
Four Lakes Re	11/5/2020	1,750,000	1,702,750
Four Lakes Re	12/15/2021	2,000,000	1,981,000
Gamboge Re 2022	4/11/2022	4,046,823	4,266,426
Gleneagles Re 2022	1/18/2022	3,000,000	3,125,000
Gullane Re 2018	3/26/2018	—	131,133
Gullane Re 2022	2/14/2022	4,000,000	4,297,610
Harambee Re 2018	12/19/2017	42,461	—
Harambee Re 2019	12/20/2018	—	2,000
Herbie Re Ltd.	10/19/2020	500,000	480,000
Hypatia 2020-1	7/10/2020	1,000,000	980,000
Hypatia, Ltd.	7/10/2020	2,500,000	2,450,000
Integrity Re	5/9/2022	2,000,000	100,000
International Bank for Reconstruction &
Development	2/28/2020	500,000	497,500
International Bank for Reconstruction &
Development	7/19/2021	4,000,000	3,946,000
International Bank for Reconstruction &
Development	2/28/2020	500,000	497,500
Isosceles Insurance, Ltd.	6/25/2021	1,500,000	1,477,500
Isosceles Re 2022-A	7/6/2022	1,939,276	1,984,600
Isosceles Re 2022-A	7/6/2022	1,931,376	1,984,800
Kilimanjaro III Re	6/15/2022	1,000,000	990,000
Limestone Re	6/20/2018	1,771	—
Lion Rock Re 2019	12/17/2018	—	—
Long Point Re IV	5/13/2022	3,500,000	3,482,500
Lorenz Re 2019	6/26/2019	634,299	5,214
Matterhorn Re	6/5/2020	397,793	351,640
Matterhorn Re	11/24/2020	1,500,000	1,485,000
Matterhorn Re	11/24/2020	3,000,000	2,985,000
Matterhorn Re	12/15/2021	250,000	241,250
Matterhorn Re	3/10/2022	5,000,000	4,800,000
Matterhorn Re	3/10/2022	2,000,000	1,940,000
Merion Re 2018-2	12/28/2017	123,456	454,200
Merion Re 2022-2	2/22/2022	4,000,000	4,213,829
Merna Reinsurance II, Ltd.	6/8/2021	2,200,000	1,100,000
Mona Lisa Re	6/22/2021	1,000,000	984,000

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 79

Schedule of Investments | 9/30/22

(unaudited)(continued)

Restricted Securities	Acquisition date	Cost	Value
Mystic Re IV	6/9/2021	$4,000,000	$ 3,860,000
Northshore Re II	12/2/2020	1,500,000	1,449,000
Oakmont Re 2017	5/10/2017	—	14,700
Oakmont Re 2022	5/4/2022	1,359,880	1,448,014
Pangaea Re 2016-2	5/31/2016	—	2,675
Pangaea Re 2018-1	12/26/2107	285,564	42,109
Pangaea Re 2018-3	5/31/2018	963,444	82,974
Pangaea Re 2019-1	1/9/2019	29,397	58,345
Pangaea Re 2019-3	7/25/2019	88,238	105,800
Pangaea Re 2021-3	6/17/2021	209,281	101,466
Pangaea Re 2022-1	1/7/2022	2,500,000	2,671,825
Pangaea Re 2022-3	6/27/2022	3,500,000	3,592,036
Phoenician Re	12/1/2021	2,000,000	1,902,000
Port Royal Re 2022	6/3/2022	3,142,230	3,185,707
Portrush Re 2017	6/12/2017	613,588	340,320
Residential Reinsurance 2020	10/30/2020	1,500,000	1,470,000
Residential Reinsurance 2021	10/28/2021	5,000,000	4,725,000
Resilience Re	2/8/2017	1,209	—
RosaPenna Re 2021	7/16/2021	—	107,760
Rosapenna Re 2022	9/6/2022	3,500,000	3,540,685
Sanders Re II	5/20/2020	250,000	225,000
Sanders Re II	11/23/2021	2,752,500	2,634,500
Sanders Re II	5/24/2021	3,000,000	2,874,000
Sanders Re III	3/22/2022	3,000,000	2,937,000
Sector Re V	1/1/2020	160,000	460,237
Sector Re V	4/23/2019	800,000	629,942
Sector Re V	5/1/2019	1,861	46,077
Sector Re V	12/6/2021	2,500,000	2,309,414
Streamsong Re 2022	6/9/2022	2,771,250	2,948,209
Sussex Re 2020-1	12/7/2020	1,000,000	969,000
Thopas Re 2019	12/21/2018	—	21,600
Thopas Re 2022	2/7/2022	3,500,000	3,462,550
Torrey Pines Re Pte, Ltd.	3/12/2021	1,000,000	959,000
Torricelli Re 2021	7/1/2021	—	368,800
Torricelli Re 2022	7/26/2022	4,000,000	3,627,200
Ursa Re	11/20/2019	749,240	733,500
Ursa Re II	10/8/2020	4,000,000	3,880,000
Vermillion Re 2022	2/22/2022	4,777,500	4,941,472
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	29,250	—
Viribus Re 2019	12/27/2018	—	17,750
Vitality Re X	2/3/2020	3,499,584	3,481,800
Vitality Re XI	1/23/2020	3,000,000	2,931,300
Vitality Re XI	1/23/2020	1,247,165	1,221,500
Woburn Re 2018	3/20/2018	543,058	59,295
Woburn Re 2019	1/30/2019	126,885	154,870

Total Restricted Securities			$173,746,202

% of Net assets			4.0%

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
1,130	U.S. 2 Year	12/30/22	$(235,829,298)	$(232,091,407)	$ 3,737,891
	Note (CBT)
412	U.S. 5 Year	12/30/22	(45,804,030)	(44,293,218)	1,510,812
	Note (CBT)
162	U.S. 10 Year	12/20/22	(19,012,322)	(18,154,125)	858,197
	Note (CBT)
60	U.S. Long	12/20/22	(8,152,346)	(7,584,375)	567,971
	Bond (CBT)
			$(308,797,996)	$(302,123,125)	$ 6,674,871
TOTAL FUTURES CONTRACTS			$(308,797,996)	$(302,123,125)	$ 6,674,871

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short-term investments) for the six months ended September 30, 2022 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ —	$ 51,109,995
Other Long-Term Securities	$613,436,266	$1,211,787,501

At September 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $4,591,614,816 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 15,799,015
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(146,755,596)
Net unrealized depreciation	$(130,956,581)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 81

Schedule of Investments | 9/30/22

(unaudited)(continued)

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$ —	$ 135,043,632	$ —	$ 135,043,632
Asset Backed Securities	—	1,139,414,373	—	1,139,414,373
Collateralized Mortgage
Obligations	—	679,308,889	—	679,308,889
Commercial Mortgage-Backed
Securities	—	392,361,339	—	392,361,339
Corporate Bonds	—	1,312,858,263	—	1,312,858,263
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	6,267,726	6,267,726
Multiperil – Massachusetts	—	—	4,425,009	4,425,009
Multiperil – U.S.	—	—	6,366,887	6,366,887
Multiperil – Worldwide	—	—	6,828,993	6,828,993
Windstorm – Florida	—	—	473,396	473,396
Windstorm - North Carolina	—	—	3,969,400	3,969,400
Windstorm – U.S. Regional	—	—	2,940,214	2,940,214
Reinsurance Sidecars
Multiperil – U.S.	—	—	577,593	577,593
Multiperil – Worldwide	—	—	44,136,773	44,136,773
Industry Loss Warranties
Earthquakes - U.S.	—	—	4,941,472	4,941,472
Windstorm – U.S	—	—	842,788	842,788
Windstorm – U.S. Regional	—	—	5,382,586	5,382,586
All Other Insurance-Linked
Securities	—	86,593,365	—	86,593,365
U.S. Government and Agency
Obligations	—	63,545,831	—	63,545,831
Repurchase Agreements	—	124,920,000	—	124,920,000
Commercial Paper	—	432,784,835	—	432,784,835
Total Investments in Securities	$ —	$ 4,366,830,527	$87,152,837	$4,453,983,364
Other Financial Instruments
Net unrealized appreciation on
futures contracts	$ 6,674,871	$ —	$ —	$ 6,674,871
Total Other
Financial Instruments	$ 6,674,871	$ —	$ —	$ 6,674,871

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 3/31/22	$ 75,589,493
Realized gain (loss)(1)	(949,236)
Changed in unrealized appreciation (depreciation)(2)	1,847,151
Return of capital	(15,296,783)
Purchases	36,878,336
Sales	(10,916,124)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 9/30/22	$ 87,152,837

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. For the six months ended September 30, 2022, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at September 30, 2022:	$1,298,005

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 83

Statement of Assets and Liabilities | 9/30/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $4,576,224,680)	$4,453,983,364
Cash	12,464,681
Futures collateral	5,251,201
Collateral due from broker for TBA Securities	1,320,688
Variation margin for futures contracts	379,829
Receivables —
Investment securities sold	37,047,235
Fund shares sold	19,687,657
Interest	13,166,299
Other assets	188,814
Total assets	$4,543,489,768
LIABILITIES:
Payables —
Investment securities purchased	$ 120,179,589
Fund shares repurchased	30,159,108
Distributions	1,214,228
Unrealized depreciation on unfunded loan commitments	11,805
Due to affiliates	314,791
Accrued expenses	349,357
Total liabilities	$ 152,228,878
NET ASSETS:
Paid-in capital	$4,763,056,564
Distributable earnings (loss)	(371,795,674)
Net assets	$4,391,260,890
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,335,003,132/140,763,748 shares)	$ 9.48
Class C (based on $107,222,783/11,298,853 shares)	$ 9.49
Class C2 (based on $9,549,530/1,006,235 shares)	$ 9.49
Class K (based on $390,458,018/41,045,885 shares)	$ 9.51
Class Y (based on $2,549,027,427/268,259,753 shares)	$ 9.50

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

Statement of Operations

FOR THE SIX MONTHS ENDED 9/30/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $15,330)	$ 66,308,775
Dividends from unaffiliated issuers	811,091
Total Investment Income		$ 67,119,866
EXPENSES:
Management fees	$ 7,455,828
Administrative expenses	572,737
Transfer agent fees
Class A	167,508
Class C	18,044
Class C2	3,335
Class K	83
Class Y	767,527
Distribution fees
Class A	1,586,455
Class C	305,866
Class C2	30,495
Shareowner communications expense	40,270
Custodian fees	25,258
Registration fees	145,239
Professional fees	153,139
Printing expense	16,798
Trustees' fees	150,382
Insurance expense	387
Miscellaneous	100,072
Total expenses		$ 11,539,423
Net investment income		$ 55,580,443
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (9,271,107)
Futures contracts	14,692,440	$ 5,421,333
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(70,474,903)
Futures contracts	676,022
Unfunded loan commitments	(6,366)	$(69,805,247)
Net realized and unrealized gain (loss) on investments		$(64,383,914)
Net increase in net assets resulting from operations		$ (8,803,471)

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 85

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	9/30/22	Ended
	(unaudited)	3/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 55,580,443	$ 51,446,930
Net realized gain (loss) on investments	5,421,333	2,457,088
Change in net unrealized appreciation (depreciation)
on investments	(69,805,247)	(44,779,660)
Net increase (decrease) in net assets resulting
from operations	$ (8,803,471)	$ 9,124,358
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.10 and $0.12 per share, respectively)	$ (16,902,588)	$ (21,372,537)
Class C ($0.09 and $0.08 per share, respectively)	(1,107,136)	(1,510,772)
Class C2 ($0.09 and $0.09 per share, respectively)	(107,571)	(161,898)
Class K ($0.12 and $0.14 per share, respectively)	(4,580,755)	(5,277,867)
Class Y ($0.11 and $0.13 per share, respectively)	(31,482,281)	(33,910,767)
Total distributions to shareowners	$ (54,180,331)	$ (62,233,841)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,229,994,592	$ 3,570,493,668
Reinvestment of distributions	49,479,547	57,192,875
Cost of shares repurchased	(1,910,314,250)	(2,951,666,742)
Net increase (decrease) in net assets resulting
from Fund share transactions	$ (630,840,111)	$ 676,019,801
Net increase (decrease) in net assets	$ (693,823,913)	$ 622,910,318
NET ASSETS:
Beginning of period	$ 5,085,084,803	$ 4,462,174,485
End of period	$ 4,391,260,890	$ 5,085,084,803

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

	Six Months	Six Months
	Ended	Ended	Year	Year
	9/30/22	9/30/22	Ended	Ended
	Shares	Amount	3/31/22	3/31/22
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	26,695,555	$ 255,205,465	147,680,358	$ 1,432,006,948
Reinvestment of
distributions	1,735,821	16,534,793	2,166,658	20,986,743
Less shares repurchased	(77,516,692)	(740,353,886)	(120,772,781)	(1,170,018,795)
Net increase
(decrease)	(49,085,316)	$ (468,613,628)	29,074,235	$ 282,974,896
Class C
Shares sold	445,824	$ 4,259,304	1,057,619	$ 10,260,634
Reinvestment of
distributions	115,291	1,098,799	155,433	1,507,013
Less shares repurchased	(3,479,256)	(33,251,260)	(8,963,636)	(86,929,011)
Net decrease	(2,918,141)	$ (27,893,157)	(7,750,584)	$ (75,161,364)
Class C2
Shares sold	22,208	$ 212,146	109,304	$ 1,061,100
Reinvestment of
distributions	1,295	12,344	1,691	16,401
Less shares repurchased	(666,214)	(6,364,159)	(461,619)	(4,477,612)
Net decrease	(642,711)	$ (6,139,669)	(350,624)	$ (3,400,111)
Class K
Shares sold	6,111,561	$ 58,434,900	13,900,269	$ 135,064,288
Reinvestment of
distributions	479,411	4,580,277	541,677	5,262,947
Less shares repurchased	(5,205,842)	(49,856,757)	(8,968,708)	(87,058,011)
Net increase	1,385,130	$ 13,158,420	5,473,238	$ 53,269,224
Class Y
Shares sold	95,218,186	$ 911,882,777	205,254,670	$ 1,992,100,698
Reinvestment of
distributions	2,855,888	27,253,334	3,031,623	29,419,771
Less shares repurchased	(112,951,209)	(1,080,488,188)	(165,246,141)	(1,603,183,313)
Net increase
(decrease)	(14,877,135)	$ (141,352,077)	43,040,152	$ 418,337,156

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 87

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class A
Net asset value, beginning of period	$ 9.61	$ 9.71	$ 9.26	$ 9.92	$ 9.95	$ 9.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.10	$ 0.09	$ 0.12	$ 0.25	$ 0.26	$ 0.18
Net realized and unrealized gain (loss) on investments	(0.13)	(0.07)	0.47	(0.64)	(0.03)	(0.03)
Net increase (decrease) from investment operations	$ (0.03)	$ 0.02	$ 0.59	$ (0.39)	$ 0.23	$ 0.15
Distributions to shareowners:
Net investment income	$ (0.10)	$ (0.12)	$ (0.14)	$ (0.27)	$ (0.26)	$ (0.19)
Net increase (decrease) in net asset value	$ (0.13)	$ (0.10)	$ 0.45	$ (0.66)	$ (0.03)	$ (0.04)
Net asset value, end of period	$ 9.48	$ 9.61	$ 9.71	$ 9.26	$ 9.92	$ 9.95
Total return (b)	(0.26)%(c)	0.16%	6.42%	(4.02)%	2.32%	1.51%
Ratio of net expenses to average net assets	0.58%(d)	0.59%	0.60%	0.58%	0.59%	0.60%
Ratio of net investment income (loss) to average net assets	2.18%(d)	0.96%	1.29%	2.52%	2.58%	1.81%
Portfolio turnover rate	15%(c)	52%	51%	100%	61%	54%
Net assets, end of period (in thousands)	$1,335,003	$1,824,401	$1,561,042	$1,628,082	$1,506,433	$1,209,820

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) Not annualized.

(d) Annualized.

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class C
Net asset value, beginning of period	$ 9.61	$ 9.71	$ 9.26	$ 9.91	$ 9.94	$ 9.97
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.06	$ 0.10	$ 0.22	$ 0.22	$ 0.15
Net realized and unrealized gain (loss) on investments	(0.12)	(0.08)	0.46	(0.63)	(0.02)	(0.02)
Net increase (decrease) from investment operations	$ (0.03)	$ (0.02)	$ 0.56	$ (0.41)	$ 0.20	$ 0.13
Distributions to shareowners:
Net investment income	$ (0.09)	$ (0.08)	$ (0.11)	$ (0.24)	$ (0.23)	$ (0.16)
Net increase (decrease) in net asset value	$ (0.12)	$ (0.10)	$ 0.45	$ (0.65)	$ (0.03)	$ (0.03)
Net asset value, end of period	$ 9.49	$ 9.61	$ 9.71	$ 9.26	$ 9.91	$ 9.94
Total return (b)	(0.33)%(c)	(0.17)%	6.09%	(4.24)%	1.99%	1.28%
Ratio of net expenses to average net assets	0.90%(d)	0.91%	0.91%	0.89%	0.91%	0.92%
Ratio of net investment income (loss) to average net assets	1.88%(d)	0.66%	1.00%	2.25%	2.22%	1.48%
Portfolio turnover rate	15%(c)	52%	51%	100%	61%	54%
Net assets, end of period (in thousands)	$107,223	$136,692	$213,396	$300,129	$425,928	$623,642

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) Not annualized.

(d) Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/22 89

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class C2
Net asset value, beginning of period	$ 9.62	$ 9.72	$ 9.27	$ 9.91	$ 9.94	$ 9.97
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.07	$ 0.10	$ 0.21	$ 0.22	$ 0.15
Net realized and unrealized gain (loss) on investments	(0.13)	(0.08)	0.46	(0.61)	(0.02)	(0.02)
Net increase (decrease) from investment operations	$ (0.04)	$ (0.01)	$ 0.56	$ (0.40)	$ 0.20	$ 0.13
Distributions to shareowners:
Net investment income	$ (0.09)	$ (0.09)	$ (0.11)	$ (0.24)	$ (0.23)	$ (0.16)
Net increase (decrease) in net asset value	$ (0.13)	$ (0.10)	$ 0.45	$ (0.64)	$ (0.03)	$ (0.03)
Net asset value, end of period	$ 9.49	$ 9.62	$ 9.72	$ 9.27	$ 9.91	$ 9.94
Total return (b)	(0.41)%(c)	(0.14)%	6.09%	(4.13)%	1.98%	1.29%
Ratio of net expenses to average net assets	0.91%(d)	0.88%	0.90%	0.88%	0.91%	0.92%
Ratio of net investment income (loss) to average net assets	1.78%(d)	0.69%	1.00%	2.17%	2.25%	1.47%
Portfolio turnover rate	15%(c)	52%	51%	100%	61%	54%
Net assets, end of period (in thousands)	$9,550	$15,861	$19,432	$20,982	$8,604	$8,929

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) Not annualized.

(d) Annualized.

The accompanying notes are an integral part of these financial statements.

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	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class K
Net asset value, beginning of period	$ 9.64	$ 9.74	$ 9.29	$ 9.93	$ 9.96	$ 9.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.12	$ 0.15	$ 0.28	$ 0.28	$ 0.20
Net realized and unrealized gain (loss) on investments	(0.13)	(0.08)	0.46	(0.62)	(0.03)	(0.02)
Net increase (decrease) from investment operations	$ (0.01)	$ 0.04	$ 0.61	$ (0.34)	$ 0.25	$ 0.18
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.14)	$ (0.16)	$ (0.30)	$ (0.28)	$ (0.21)
Net increase (decrease) in net asset value	$ (0.13)	$ (0.10)	$ 0.45	$ (0.64)	$ (0.03)	$ (0.03)
Net asset value, end of period	$ 9.51	$ 9.64	$ 9.74	$ 9.29	$ 9.93	$ 9.96
Total return (b)	(0.14)%(c)	0.39%	6.64%	(3.60)%	2.54%	1.83%
Ratio of net expenses to average net assets	0.36%(d)	0.36%	0.37%	0.36%	0.37%	0.38%
Ratio of net investment income (loss) to average net assets	2.47%(d)	1.20%	1.52%	2.79%	2.82%	2.03%
Portfolio turnover rate	15%(c)	52%	51%	100%	61%	54%
Net assets, end of period (in thousands)	$390,458	$382,288	$332,949	$264,405	$274,682	$158,443

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) Not annualized.

(d) Annualized.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class Y
Net asset value, beginning of period	$ 9.63	$ 9.73	$ 9.27	$ 9.92	$ 9.96	$ 9.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.11	$ 0.14	$ 0.27	$ 0.27	$ 0.19
Net realized and unrealized gain (loss) on investments	(0.13)	(0.08)	0.48	(0.63)	(0.04)	(0.01)
Net increase (decrease) from investment operations	$ (0.02)	$ 0.03	$ 0.62	$ (0.36)	$ 0.23	$ 0.18
Distributions to shareowners:
Net investment income	$ (0.11)	$ (0.13)	$ (0.16)	$ (0.29)	$ (0.27)	$ (0.21)
Net increase (decrease) in net asset value	$ (0.13)	$ (0.10)	$ 0.46	$ (0.65)	$ (0.04)	$ (0.03)
Net asset value, end of period	$ 9.50	$ 9.63	$ 9.73	$ 9.27	$ 9.92	$ 9.96
Total return (b)	(0.18)%(c)	0.30%	6.67%	(3.78)%	2.37%	1.76%
Ratio of net expenses to average net assets	0.42%(d)	0.44%	0.45%	0.44%	0.45%	0.46%
Ratio of net investment income (loss) to average net assets	2.39%(d)	1.12%	1.45%	2.69%	2.74%	1.94%
Portfolio turnover rate	15%(c)	52%	51%	100%	61%	54%
Net assets, end of period (in thousands)	$2,549,027	$2,725,842	$2,335,355	$2,990,790	$3,669,866	$2,509,061

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) Not annualized.

(d) Annualized.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements | 9/30/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related

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contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices,

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or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser.

Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities. Inputs used when applying fair value

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methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,

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would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2022 was as follows:

2022
Distributions paid from:
Ordinary income	$62,233,841
Total	$62,233,841

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2022:

2022
Distributable earnings/(losses):
Capital loss carryforward	$(247,151,711)
Other book/tax temporary differences	(497,022)
Net unrealized depreciation	(61,163,139)
Total	$(308,811,872)

The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, insurance-linked securities and the tax treatment of premium and amortization.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2022.

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E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

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The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

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The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

The Fund invests in below-investment-grade (high-yield) debt securities and referred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

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The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans

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and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2022 are listed in the Schedule of Investments.

H. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security.

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Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I. Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the

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securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Open repurchase agreements at September 30, 2022, are disclosed in the Schedule of Investments.

J. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.

All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2022, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced

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counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the six months ended September 30, 2022, was $(319,867,542). Open futures contracts outstanding at September 30, 2022, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.35% of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $4 billion of the Fund’s average daily net assets, 0.25% of the next $2.5 billion of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets over $7.5 billion. For the six months ended September 30, 2022, the effective management fee was equivalent to 0.31% (annualized) of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $287,776 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended September 30, 2022, the Fund paid $150,382 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.

4. Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 9,202
Class C	6,057
Class C2	73
Class K	325
Class Y	24,613
Total	$40,270

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $27,015 in distribution fees payable to the Distributor at September 30, 2022.

In addition, redemptions of Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). Redemptions of Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class A, Class C, Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2022, CDSCs in the amount of $13,812 were paid to the Distributor.

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6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2022, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2022, was as follows:

Statement of Assets and Liabilities
Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Variation margin
for future contracts^	$ 379,829	$ —	$ —	$ —	$ —
Total Value	$ 379,829	$ —	$ —	$ —	$ —

^ The fair value presented represents the cumulative unrealized appreciation (depreciation) on futures as reported in the table within the Schedule of Investments. In the Statement of Assets and liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts, and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2022 was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain (Loss) on
Futures contracts	$14,692,440	$ —	$ —	$ —	$ —
Total Value	$14,692,440	$ —	$ —	$ —	$—

Change in Net Unrealized
Appreciation
(Depreciation) on
Futures contracts	$ 676,022	$ —	$ —	$ —	$ —
Total Value	$ 676,022	$ —	$ —	$ —	$—

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8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations.

Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of September 30, 2022, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
athenahealth, Inc.	$108,696	$108,696	$ 97,663	$(11,033)
Service Logic Acquisition, Inc.	16,231	16,111	15,339	(772)
Total Value	$124,927	$124,807	$113,002	$(11,805)

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment

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management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s

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performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s Class Y shares was in the fourth quintile relative to its Strategic Insight peer group.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with

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the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

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Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

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Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s

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holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

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Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)
Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 25249-11-1122

Pioneer Fundamental Growth Fund

Semiannual Report | September 30, 2022

A: PIGFX	C: FUNCX	K: PFGKX	R: PFGRX	Y: FUNYX

visit us: www.amundi.com/us

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

November 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 3

Portfolio Management Discussion | 9/30/22

US equity markets moved sharply lower during the six-month period ended September 30, 2022, with increased volatility resulting from the combination of macroeconomic and geopolitical factors affecting the financial markets. In the following interview, Yves Raymond, David Chamberlain, and Andrew Acheson discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the six-month period. Mr. Raymond, a senior vice president and a portfolio manager at Amundi Asset Management US (Amundi US); Mr. Chamberlain, a senior vice president and a portfolio manager at Amundi US; Matthew Gormley, an associate portfolio manager at Amundi US; and Mr. Acheson, Managing Director, Director of Growth, US, and a portfolio manager working out of Amundi's United Kingdom office (Amundi UK), are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended September 30, 2022?
A	Pioneer Fundamental Growth Fund’s Class A shares returned -20.00% at net asset value during the six-month period ended September 30, 2022, while the Fund’s benchmark, the Russell 1000 Growth Index (the Russell Index), returned -23.77%. During the same period, the average return of the 1,292 mutual funds in Morningstar’s Large Growth Funds category was -24.11%.
Q	How would you describe the investment environment for domestic equities during the six-month period ended September 30, 2022?
A	The six-month period featured substantial declines in US equity returns as investors faced a deteriorating macroeconomic environment as well as persistent geopolitical challenges. Facing the highest levels of inflation in more than 40 years, the Federal Reserve (Fed) aggressively raised the target range of the federal funds rate, specifically acknowledging the risk of pushing the US economy into recession. Consumer confidence weakened considerably during the period, in light of steeply rising prices for consumer goods, which heightened investors’ concerns about the prospects for a broader macroeconomic slowdown or contraction.

Equity markets were volatile during the six-month period. Sharp declines during the second quarter of 2022 (April through June) led to the worst performance for the first half of a calendar year in the Standard & Poor’s 500 Index since 1970. Domestic stocks then rebounded in July and early August, responding favorably to solid corporate earnings reports as well as investors’ hopes that the Fed’s aggressive actions on interest rates

4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

could quickly bring inflation under control. By September, however, continued and persistent price pressures led to another steep market pullback that left major equity benchmarks firmly in “bear” territory, having fallen 20% or more from their earlier highs.

Within the large-cap universe, value stocks outperformed growth stocks during the six-month period. Outperformance by value stocks during the second quarter, in particular, was pronounced, as successive rate increases by the Fed in response to extremely high inflation figures forced investors to consider that growth-oriented companies might not be able to keep outperforming their value-oriented counterparts in a rising interest-rate environment. Growth stocks then helped lead a brief rally early in the third quarter, but the September pullback eroded most of those gains relative to value stocks.

Q	What factors contributed to and detracted from the Fund's benchmark-relative performance during the six-month period ended September 30, 2022?
A	During the six-month period, we maintained our traditional discipline of focusing the Fund’s investments on shares of what we believe are higher-quality corporations with stable businesses and steady earnings. Because of our focus on seeking to mitigate portfolio risk, the Fund’s performance has often lagged that of the benchmark when markets have shown signs of excessive speculation, as has been the case on numerous occasions in recent years. However, given the market's pullbacks during the six-month period, the Fund outperformed the Russell Index, particularly during the second quarter of 2022 and during September's decline, mentioned earlier.

The primary driver of the Fund's benchmark-relative outperformance for the period was the portfolio’s exposure to reasonably valued growth stocks, which experienced less severe declines overall than high-growth, high-valuation growth stocks. The returns of the stocks that are components of the Russell Index during the six-month period tended to be highly correlated with their price-to-earnings (P/E) ratios, and so the Fund's underweight position in stocks with high P/E ratios contributed positively to relative performance. (P/E ratio is the price of a stock divided by its earnings per share.)

From a sector perspective, stock selection decisions in the health care, communication services, consumer discretionary, and financials sectors were the most significant positive contributors to the Fund’s benchmark-relative returns during the six-month period, while overweight allocations to energy, financials, and health care stocks also aided relative performance.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 5

Conversely, adverse stock selection results in the energy sector detracted from the Fund’s benchmark-relative returns for the period, as did a portfolio underweight to the consumer staples sector.

Q	Which individual holdings contributed positively to the Fund’s benchmark-relative performance during the six-month period ended September 30, 2022?
A	The position that made the largest positive contribution to the Fund's relative performance for the six-month period was Eli Lilly. During the second quarter, the drug-maker received approval from the US Food and Drug Administration (FDA) for a Type 2 diabetes and obesity treatment. Uptake for the drug among medical professionals has been strong, and larger-than-expected declines in weight loss among individuals taking the drug have opened a new potential revenue stream from patients receiving treatment for obesity. We believe the approval of the drug makes Eli Lilly's competitive moat around its business even wider. Moreover, Eli Lilly has an Alzheimer's treatment candidate in its pipeline, which could go before the FDA for potential approval in the near future.

A position in property-and-casualty insurer Progressive was another key positive contributor to the Fund’s relative returns during the six-month period. Progressive has benefited from a strong pricing environment, as auto policies have renewed at higher rates to compensate for rising claims costs over the past year. We anticipate that as used car prices moderate, costs per claim may decline. Moreover, the need for people to have insurance in both good times and bad makes the stock defensive in nature, in our view, which we find suitable for the current investment environment.

Lastly, the Fund’s position in off-price retailer TJX aided relative returns for the period. Amid worries about a slowing US economy, TJX has typically seen its customer base grow as consumers focus more on value in their shopping behaviors. TJX has also benefited from high inventory levels across the retail sector, which has led to greater volumes of discounted goods available for it to sell.

Q	Which individual holdings detracted most significantly from the Fund's benchmark-relative performance during the six-month period ended September 30, 2022?
A	The portfolio position that detracted the most from the Fund's benchmark-relative returns during the six-month period was Alphabet, the parent company of Google. The stock price fell sharply amid rising concerns about the effects that weaker macroeconomic conditions could have on advertising spending. We still value Alphabet's leadership

6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

position in online searches, its highly popular Android smartphone operating system, and the potential growth opportunities for its YouTube video-sharing website. We view the stock as unusually attractive from a valuation standpoint as well, given that Alphabet has consistently delivered high returns on capital, the company’s steady secular growth potential, and its exposure to the cloud-computing services business, which has been in high demand.

Several other individual detractors from the Fund’s relative performance during the period came from the information technology sector, including a position in Adobe. The company’s share price has struggled since it announced a $20 billion acquisition of web-first collaborative design platform Figma (not a Fund holding), which represents a substantial outlay that could take two or more years before adding to Adobe’s earnings. We remain positive on the company's outlook, however, given Adobe’s established history of successfully integrating previous acquisitions to create higher returns on capital and increase its competitive advantages.

Lastly, a portfolio position in IntercontinentalExchange detracted significantly from the Fund’s relative results during the six-month period, as investors reacted negatively to the financial exchange provider's proposed acquisition of a mortgage-technology specialist, fearing the price was too high. In our view, however, the acquisition could potentially cement IntercontinentalExchange's leadership position in mortgage software.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended September 30, 2022?
A	No, the Fund had no derivatives exposure during the period.
Q	What were some of the notable additions and deletions from the Fund’s portfolio during the six-month period ended September 30, 2022?
A	During the period, we initiated a position in electronic-payments-processor Visa, which features one of the leading global card networks. Visa also has displayed the ability to generate high incremental margins (similar to current portfolio holding MasterCard). We believe Visa has a wide competitive moat around its business, and potentially stands to benefit from the secular shift to a cashless society, as well as from near-term accelerations in cross-border travel globally.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 7

We also took advantage of heightened market volatility during the six-month period to add a position in semiconductor company Advanced Micro Devices to the portfolio. The company designs CPUs and GPUs focused on consumer, enterprise, and data-center applications. With Advanced Micro’s valuation having become much more attractive recently, in our view, we felt the stock looked favorable according to our in-depth investment process. Advanced Micro also has made a recent acquisition that we believe may add greater capacity and stability to its business, and heighten the company’s exposure to the fast-growing data-center market.

Later in the period, we initiated a position in robotic surgery pioneer Intuitive Surgical. The company has been generating high returns on capital, has benefited from secular growth in the robotics industry, and has a leading industry position, with competitive strength. We view Intuitive Surgical as an excellent fit with our investment approach.

With regard to sales during the period, we exited the Fund’s position in toolmaker Stanley Black & Decker. The company had been facing difficult circumstances, including supply chain issues and decreased demand, due to the cooling housing market. Rising mortgage rates have exacerbated those problems, and we concluded that Stanley Black & Decker’s challenges could persist. Therefore, we decided to sell the portfolio’s shares.

We also eliminated the Fund’s position in insurance broker Marsh and McLennan during the period. The stock price had held up reasonably well; however, we believed that the valuation had become too high, especially given the risk that the consulting portion of Marsh and McLennan’s business could come under pressure in the event of an economic slowdown or contraction.

Q	What is your outlook heading into the second half of the Fund’s fiscal year, and how is this outlook reflected in the Fund’s positioning as of September 30, 2022?
A	The economy has been slowing, and that has begun to affect job openings in the US. The Fed seems hopeful that it can cool the economy without a significant increase in the unemployment rate. Consumers have continued to spend from the savings built up during the pandemic, which has been one of several factors contributing to higher-than-expected rates of inflation, as too much money is chasing too few goods. However, retail inventories have been at elevated levels, and supply chain pressures appear to be easing. Those factors, combined with the Fed's continued tightening of monetary policy, could lead to declines in the inflation rate over the foreseeable future. Whether those declines are fast enough to

8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

prompt the Fed to hold back on “too many” rate increases remains to be seen, however, and so avoiding a “hard landing” for the US economy is going to be difficult, in our view.

In the second quarter of 2022, a significant number of companies reported pressure on margins, despite seeing strong revenue growth. We view this as a typical development at this stage of an inflationary breakout, and we expect to see more companies cite margin pressures as they release third-quarter earnings results this fall. We view reductions in corporate earnings guidance as being highly likely, which could lead to further downward volatility for the stock market until signs appear that the Fed could pause its rate hikes. However, we also believe the Fed is likely to remain aggressive in tackling inflation for the remainder of 2022, if not longer.

Thus far, year-to-date losses for the broader stock market have stemmed entirely from P/E multiple contractions as interest rates have increased. In addition, the events in Ukraine have continued to be a source of significant market risk. Whether equities have already reached their lows primarily depends, in our view, on the geopolitical situation, and on whether inflation drops quickly.

In light of this environment, we have remained highly selective with regard to the stocks we seek to add to the portfolio, and we believe stocks of the more speculative and unprofitable companies could remain out of favor for a prolonged period.

From a positioning perspective, the Fund has overweight positions (relative to the Russell Index) in what we view as high-quality financials and health care stocks. We have maintained the portfolio’s underweight allocation to the information technology sector, but reduced the extent of the underweight in the last month of the period, as we believe valuations within the sector have become more attractive.

Regardless of the macroeconomic backdrop, we remain committed to investing the Fund in companies that are highly profitable, that have strong balance sheets, and that have what we believe are sustainable business models. We seek to invest in shares of companies that we believe are capable of surviving a prolonged and deep recession, and then emerging with the financial firepower to invest and thrive during a subsequent recovery.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 9

Please refer to the Schedule of Investments on pages 20–23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund may invest in fewer than 40 securities and, as a result, its performance may be more volatile than the performance of other funds holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Portfolio Summary | 9/30/22

10 Largest Holdings
(As a percentage of total investments)*
1.	Microsoft Corp.	7.61%
2.	Alphabet, Inc., Class C	6.93
3.	Amazon.com, Inc.	6.38
4.	Apple, Inc.	4.60
5.	Mastercard, Inc., Class A	4.51
6.	Charles Schwab Corp.	4.29
7.	Eli Lilly & Co.	3.80
8.	Thermo Fisher Scientific, Inc.	3.74
9.	QUALCOMM, Inc.	3.72
10.	Schlumberger NV	3.35

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 11

Prices and Distributions | 9/30/22

Net Asset Value per Share

Class	9/30/22	3/31/22
A	$23.40	$29.25
C	$19.73	$24.76
K	$23.55	$29.39
R	$22.49	$28.17
Y	$23.81	$29.73

Distributions per Share: 4/1/22–9/30/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$—	$—	$—
C	$—	$—	$—
K	$—	$—	$—
R	$—	$—	$—
Y	$—	$—	$—

Index Definitions

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.

12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Performance Update | 9/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2022)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 years	11.84%	11.18%	13.70%
5 years	9.85	8.55	12.17
1 year	-19.20	-23.84	-22.59

Expense Ratio
(Per prospectus dated August 1, 2022)
Gross
1.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 13

Performance Update | 9/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2022)
			Russell
			1000
	If	If	Growth
Period	Held	Redeemed	Index
10 years	11.07%	11.07%	13.70%
5 years	9.09	9.09	12.17
1 year	-19.81	-20.45	-22.59

Expense Ratio
(Per prospectus dated August 1, 2022)
Gross
1.71%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Performance Update | 9/30/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2022)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	12.28%	13.70%
5 years	10.27	12.17
1 year	-18.91	-22.59

Expense Ratio
(Per prospectus dated August 1, 2022)
Gross
0.66%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 15

Performance Update | 9/30/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2022)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	11.48%	13.70%
5 years	9.46	12.17
1 year	-19.52	-22.59

Expense Ratio
(Per prospectus dated August 1, 2022)
Gross
1.40%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Performance Update | 9/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2022)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	12.17%	13.70%
5 years	10.16	12.17
1 year	-18.99	-22.59

Expense Ratio
(Per prospectus dated August 1, 2022)
Gross
0.76%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2022 through September 30, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account Value	$800.00	$796.90	$801.30	$798.40	$800.90
(after expenses)
on 9/30/22
Expenses Paid	$4.42	$7.75	$2.94	$6.31	$3.39
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, 1.72%, 0.65%, 1.40%, and 0.75% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2022 through September 30, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/22
Ending Account	$1,020.16	$1,016.44	$1,021.81	$1,018.05	$1,021.31
Value (after expenses)
on 9/30/22
Expenses Paid	$4.96	$8.69	$3.29	$7.08	$3.80
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, 1.72%, 0.65%, 1.40%, and 0.75% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 19

Schedule of Investments | 9/30/22

(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 100.0%
COMMON STOCKS — 96.8% of Net Assets
Beverages — 2.7%
801,893	PepsiCo., Inc.	$ 130,917,051
	Total Beverages	$ 130,917,051
Capital Markets — 7.6%
2,802,785	Charles Schwab Corp.	$ 201,436,158
143,977	FactSet Research Systems, Inc.	57,606,638
1,230,807	Intercontinental Exchange, Inc.	111,203,412
	Total Capital Markets	$ 370,246,208
Commercial Services & Supplies — 0.8%
345,184(a)	Copart, Inc.	$ 36,727,578
	Total Commercial Services & Supplies	$ 36,727,578
Communications Equipment — 2.1%
463,508	Motorola Solutions, Inc.	$ 103,811,887
	Total Communications Equipment	$ 103,811,887
Electrical Equipment — 1.9%
400,974	Eaton Corp. Plc	$ 53,473,893
171,528	Rockwell Automation, Inc.	36,897,388
	Total Electrical Equipment	$ 90,371,281
Electronic Equipment, Instruments &
Components — 5.7%
2,220,213	Amphenol Corp., Class A	$ 148,665,463
820,552	CDW Corp.	128,071,756
Total Electronic Equipment, Instruments &
	Components	$ 276,737,219
Energy Equipment & Services — 3.3%
4,386,435	Schlumberger NV	$ 157,473,017
	Total Energy Equipment & Services	$ 157,473,017
Entertainment — 1.6%
682,833	Electronic Arts, Inc.	$ 79,010,606
	Total Entertainment	$ 79,010,606
Health Care Equipment & Supplies — 2.1%
973,148(a)	Edwards Lifesciences Corp.	$ 80,411,219
123,843(a)	Intuitive Surgical, Inc.	23,213,132
	Total Health Care Equipment & Supplies	$ 103,624,351
Hotels, Restaurants & Leisure — 3.1%
58,310(a)	Booking Holdings, Inc.	$ 95,815,575
444,667	Hilton Worldwide Holdings, Inc.	53,635,734
	Total Hotels, Restaurants & Leisure	$ 149,451,309

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Shares		Value
Insurance — 2.7%
1,125,783	Progressive Corp.	$ 130,827,242
	Total Insurance	$ 130,827,242
Interactive Media & Services — 6.7%
3,386,735(a)	Alphabet, Inc., Class C	$ 325,634,570
	Total Interactive Media & Services	$ 325,634,570
Internet & Direct Marketing Retail — 6.2%
2,653,028(a)	Amazon.com, Inc.	$ 299,792,164
	Total Internet & Direct Marketing Retail	$ 299,792,164
IT Services — 8.7%
744,964	Mastercard, Inc., Class A	$ 211,823,064
1,230,238(a)	PayPal Holdings, Inc.	105,886,584
593,858	Visa, Inc., Class A	105,498,874
	Total IT Services	$ 423,208,522
Life Sciences Tools & Services — 6.1%
460,366	Danaher Corp.	$ 118,907,934
345,979	Thermo Fisher Scientific, Inc.	175,477,089
	Total Life Sciences Tools & Services	$ 294,385,023
Machinery — 1.3%
346,936	Illinois Tool Works, Inc.	$ 62,673,988
	Total Machinery	$ 62,673,988
Pharmaceuticals — 5.0%
552,179	Eli Lilly & Co.	$ 178,547,080
1,483,706	Pfizer, Inc.	64,926,974
	Total Pharmaceuticals	$ 243,474,054
Professional Services — 1.6%
446,091	Verisk Analytics, Inc.	$ 76,071,898
	Total Professional Services	$ 76,071,898
Semiconductors & Semiconductor Equipment — 6.5%
638,623(a)	Advanced Micro Devices, Inc.	$ 40,463,153
835,859	NVIDIA Corp.	101,464,924
1,548,032	QUALCOMM, Inc.	174,896,656
	Total Semiconductors & Semiconductor Equipment	$ 316,824,733
Software — 10.7%
283,762(a)	Adobe, Inc.	$ 78,091,302
1,534,566	Microsoft Corp.	357,400,422
591,255(a)	Salesforce, Inc.	85,046,119
	Total Software	$ 520,537,843

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 21

Schedule of Investments | 9/30/22

(unaudited) (continued)

Shares		Value
Specialty Retail — 5.9%
148,876(a)	O’Reilly Automotive, Inc.	$ 104,711,935
1,085,111	Ross Stores, Inc.	91,442,304
1,480,402	TJX Cos., Inc.	91,962,572
	Total Specialty Retail	$ 288,116,811
Technology Hardware, Storage & Peripherals — 4.5%
1,564,237	Apple, Inc.	$ 216,177,553
	Total Technology Hardware, Storage & Peripherals	$ 216,177,553
TOTAL COMMON STOCKS
	(Cost $2,912,290,062)	$ 4,696,094,908
SHORT TERM INVESTMENTS — 3.2% of
Net Assets
Open-End Fund — 3.2%
156,949,655(b)	Dreyfus Government Cash Management, Institutional
	Shares, 2.75%	$ 156,949,655
$ 156,949,655
TOTAL SHORT TERM INVESTMENTS
	(Cost $156,949,655)	$ 156,949,655
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.0%
	(Cost $3,069,239,717)	$ 4,853,044,563
	OTHER ASSETS AND LIABILITIES — 0.0%†	$ 233,688
	NET ASSETS — 100.0%	$4,853,278,251

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at September 30, 2022.
†	Amount rounds to less than 0.1%.

Purchases and sales of securities (excluding short-term investments) for the six months ended September 30, 2022, aggregated $309,475,006 and $582,911,378, respectively.

At September 30, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $3,087,918,443 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 1,961,137,101
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(196,010,981)
Net unrealized appreciation	$ 1,765,126,120

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$4,696,094,908	$ —	$ —	$4,696,094,908
Open-End Fund	156,949,655	—	—	156,949,655
Total Investments
in Securities	$4,853,044,563	$ —	$ —	$4,853,044,563

During the six months ended September 30, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 23

Statement of Assets and Liabilities | 9/30/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $3,069,239,717)	$4,853,044,563
Receivables —
Fund shares sold	8,112,008
Dividends	2,251,211
Interest	330,975
Due from affiliates	1,411
Other assets	55,798
Total assets	$4,863,795,966
LIABILITIES:
Payables —
Fund shares repurchased	$ 8,989,646
Transfer agent fees	904,735
Due to affiliates	503,593
Accrued expenses	119,741
Total liabilities	$ 10,517,715
NET ASSETS:
Paid-in capital	$2,832,337,189
Distributable earnings	2,020,941,062
Net assets	$4,853,278,251
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $901,993,269/38,550,050 shares)	$ 23.40
Class C (based on $236,357,214/11,977,560 shares)	$ 19.73
Class K (based on $637,089,075/27,057,283 shares)	$ 23.55
Class R (based on $85,233,027/3,790,123 shares)	$ 22.49
Class Y (based on $2,992,605,666/125,711,985 shares)	$ 23.81
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $23.40 net asset value per share/100%-5.75%
maximum sales charge)	$ 24.83

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 9/30/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 22,695,700
Interest from unaffiliated issuers	527,628
Total Investment Income		$ 23,223,328
EXPENSES:
Management fees	$ 16,688,336
Administrative expenses	683,844
Transfer agent fees
Class A	374,225
Class C	86,520
Class K	2,964
Class R	117,795
Class Y	1,624,787
Distribution fees
Class A	1,271,080
Class C	1,450,141
Class R	243,244
Shareowner communications expense	78,500
Custodian fees	33,576
Registration fees	37,678
Professional fees	139,613
Printing expense	23,323
Trustees' fees	168,933
Miscellaneous	78,900
Total expenses		$ 23,103,459
Net investment income		$ 119,869
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 42,452,977
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (1,281,254,005)
Net realized and unrealized gain (loss) on investments		$ (1,238,801,028)
Net increase in net assets resulting from operations		$ (1,238,681,159)

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 25

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	9/30/22	Ended
	(unaudited)	3/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 119,869	$ (8,494,681)
Net realized gain (loss) on investments	42,452,977	899,724,189
Change in net unrealized appreciation (depreciation)
on investments	(1,281,254,005)	(136,872,132)
Net increase (decrease) in net assets resulting
from operations	$(1,238,681,159)	$ 754,357,376
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($— and $6.41 per share, respectively)	$ —	$ (220,439,180)
Class C ($— and $6.41 per share, respectively)	—	(83,770,214)
Class K ($— and $6.45 per share, respectively)	—	(170,015,835)
Class R ($— and $6.41 per share, respectively)	—	(21,346,897)
Class Y ($— and $6.42 per share, respectively)	—	(721,203,108)
Total distributions to shareowners	$ —	$(1,216,775,234)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 572,529,944	$ 1,166,360,816
Reinvestment of distributions	—	1,082,103,084
Cost of shares repurchased	(751,916,935)	(2,195,790,517)
In-kind redemptions	—	(118,841,723)
Net decrease in net assets resulting from Fund
share transactions	$ (179,386,991)	$ (66,168,340)
Net decrease in net assets	$(1,418,068,150)	$ (528,586,198)
NET ASSETS:
Beginning of period	$ 6,271,346,401	$ 6,799,932,599
End of period	$ 4,853,278,251	$ 6,271,346,401

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

	Six Months	Six Months
	Ended	Ended	Year	Year
	9/30/22	9/30/22	Ended	Ended
	Shares	Amount	3/31/22	3/31/22
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	2,677,971	$ 69,285,829	5,916,957	$ 193,390,629
Reinvestment of
distributions	—	—	6,120,527	190,042,360
Less shares
repurchased	(3,760,247)	(97,554,331)	(8,283,604)	(270,947,644)
Net increase
(decrease)	(1,082,276)	$ (28,268,502)	3,753,880	$ 112,485,345
Class C
Shares sold	314,438	$ 6,964,443	954,022	$ 27,190,474
Reinvestment of
distributions	—	—	2,977,434	78,455,403
Less shares
repurchased	(2,752,078)	(60,167,358)	(4,966,819)	(142,043,233)
Net decrease	(2,437,640)	$ (53,202,915)	(1,035,363)	$ (36,397,356)
Class K
Shares sold	3,023,277	$ 77,683,795	7,266,187	$ 257,346,721
Reinvestment of
distributions	—	—	5,186,648	161,912,679
Less shares
repurchased	(4,715,909)	(126,495,392)	(10,190,949)	(333,765,561)
Net increase
(decrease)	(1,692,632)	$ (48,811,597)	2,261,886	$ 85,493,839
Class R
Shares sold	191,203	$ 4,771,997	575,060	$ 18,183,749
Reinvestment of
distributions	—	—	703,930	21,082,679
Less shares
repurchased	(368,525)	(9,061,806)	(810,799)	(25,924,419)
Net increase
(decrease)	(177,322)	$ (4,289,809)	468,191	$ 13,342,009
Class Y
Shares sold	15,607,448	$ 413,823,880	20,581,872	$ 670,249,243
Reinvestment of
distributions	—	—	19,986,382	630,609,963
Less shares
repurchased	(17,665,083)	(458,638,048)	(41,837,910)	(1,423,109,660)
In-kind redemptions	—	—	(3,317,748)	(118,841,723)
Net decrease	(2,057,635)	$ (44,814,168)	(4,587,404)	$ (241,092,177)

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 27

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class A
Net asset value, beginning of period	$ 29.25	$ 31.88	$ 22.43	$ 24.21	$ 22.66	$ 20.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.02)	$ (0.09)	$ (0.03)(b)	$ 0.04	$ 0.06	$ 0.06
Net realized and unrealized gain (loss) on investments	(5.83)	3.87	12.31	(0.36)	2.77	2.87
Net increase (decrease) from investment operations	$ (5.85)	$ 3.78	$ 12.28	$ (0.32)	$ 2.83	$ 2.93
Distributions to shareowners:
Net investment income	$ —	$ —	$ —	$ (0.01)	$ (0.05)	$ (0.04)
Net realized gain	—	(6.41)	(2.83)	(1.45)	(1.23)	(1.01)
Total distributions	$ —	$ (6.41)	$ (2.83)	$ (1.46)	$ (1.28)	$ (1.05)
Net increase (decrease) in net asset value	$ (5.85)	$ (2.63)	$ 9.45	$ (1.78)	$ 1.55	$ 1.88
Net asset value, end of period	$ 23.40	$ 29.25	$ 31.88	$ 22.43	$ 24.21	$ 22.66
Total return (c)	(20.00)%(d)	10.70%	55.55%	(2.17)%	12.90%	14.16%
Ratio of net expenses to average net assets	0.98%(e)	1.00%	1.04%	1.07%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	(0.13)%(e)	(0.26)%	(0.10)%	0.16%	0.25%	0.25%
Portfolio turnover rate	6%(d)	18%(f)	24%	23%(f)	26%	38%
Net assets, end of period (in thousands)	$901,993	$1,159,356	$1,143,970	$805,102	$1,042,168	$1,195,674
Ratios with no waiver of fees and assumption of expenses by the
Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.98%(e)	1.00%	1.04%	1.07%	1.09%	1.10%
Net investment income (loss) to average net assets	(0.13)%(e)	(0.26)%	(0.10)%	0.16%	0.25%	0.24%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class C
Net asset value, beginning of period	$ 24.76	$ 28.01	$ 20.07	$ 21.93	$ 20.73	$ 19.17
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.10)	$ (0.28)	$ (0.21)(b)	$ (0.12)(b)	$ (0.08)(b)	$ (0.08)(b)
Net realized and unrealized gain (loss) on investments	(4.93)	3.44	10.98	(0.29)	2.51	2.65
Net increase (decrease) from investment operations	$ (5.03)	$ 3.16	$ 10.77	$ (0.41)	$ 2.43	$ 2.57
Distributions to shareowners:
Net realized gain	$ —	$ (6.41)	$ (2.83)	$ (1.45)	$ (1.23)	$ (1.01)
Net increase (decrease) in net asset value	$ (5.03)	$ (3.25)	$ 7.94	$ (1.86)	$ 1.20	$ 1.56
Net asset value, end of period	$ 19.73	$ 24.76	$ 28.01	$ 20.07	$ 21.93	$ 20.73
Total return (c)	(20.31)%(d)	9.91%	54.53%	(2.81)%	12.12%	13.46%
Ratio of net expenses to average net assets	1.72%(e)	1.71%	1.72%	1.74%	1.73%	1.74%
Ratio of net investment income (loss) to average net assets	(0.88)%(e)	(0.98)%	(0.79)%	(0.51)%	(0.39)%	(0.40)%
Portfolio turnover rate	6%(d)	18%(f)	24%	23%(f)	26%	38%
Net assets, end of period (in thousands)	$236,357	$356,963	$432,822	$372,488	$444,786	$473,154

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 29

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class K
Net asset value, beginning of period	$ 29.39	$ 31.94	$ 22.43	$ 24.21	$ 22.68	$ 20.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.02	$ 0.03(b)	$ 0.08	$ 0.15	$ 0.16	$ 0.16
Net realized and unrealized gain (loss) on investments	(5.86)	3.87	12.34	(0.36)	2.76	2.88
Net increase (decrease) from investment operations	$ (5.84)	$ 3.90	$ 12.42	$ (0.21)	$ 2.92	$ 3.04
Distributions to shareowners:
Net investment income	$ —	$ (0.04)	$ (0.08)	$ (0.12)	$ (0.16)	$ (0.14)
Net realized gain	—	(6.41)	(2.83)	(1.45)	(1.23)	(1.01)
Total distributions	$ —	$ (6.45)	$ (2.91)	$ (1.57)	$ (1.39)	$ (1.15)
Net increase (decrease) in net asset value	$ (5.84)	$ (2.55)	$ 9.51	$ (1.78)	$ 1.53	$ 1.89
Net asset value, end of period	$ 23.55	$ 29.39	$ 31.94	$ 22.43	$ 24.21	$ 22.68
Total return (c)	(19.87)%(d)	11.08%	56.21%	(1.78)%	13.39%	14.68%
Ratio of net expenses to average net assets	0.65%(e)	0.66%	0.65%	0.66%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	0.19%(e)	0.09%	0.28%	0.58%	0.68%	0.69%
Portfolio turnover rate	6%(d)	18%(f)	24%	23%(f)	26%	38%
Net assets, end of period (in thousands)	$637,089	$844,949	$846,019	$639,430	$680,094	$614,710

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class R
Net asset value, beginning of period	$ 28.17	$ 31.03	$ 21.95	$ 23.79	$ 22.31	$ 20.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.07)	$ (0.21)	$ (0.13)(b)	$ (0.04)(b)	$ (0.01)(b)	$ (0.01)(b)
Net realized and unrealized gain (loss) on investments	(5.61)	3.76	12.04	(0.35)	2.72	2.84
Net increase (decrease) from investment operations	$ (5.68)	$ 3.55	$ 11.91	$ (0.39)	$ 2.71	$ 2.83
Distributions to shareowners:
Net realized gain	$ —	$ (6.41)	$ (2.83)	$ (1.45)	$ (1.23)	$ (1.01)
Net increase (decrease) in net asset value	$ (5.68)	$ (2.86)	$ 9.08	$ (1.84)	$ 1.48	$ 1.82
Net asset value, end of period	$ 22.49	$ 28.17	$ 31.03	$ 21.95	$ 23.79	$ 22.31
Total return (c)	(20.16)%(d)	10.22%	55.07%	(2.50)%	12.52%	13.87%
Ratio of net expenses to average net assets	1.40%(e)	1.40%	1.39%	1.40%	1.39%	1.40%
Ratio of net investment income (loss) to average net assets	(0.55)%(e)	(0.66)%	(0.46)%	(0.17)%	(0.04)%	(0.05)%
Portfolio turnover rate	6%(d)	18%(f)	24%	23%(f)	26%	38%
Net assets, end of period (in thousands)	$ 85,233	$111,781	$108,568	$85,892	$114,781	$124,614
Ratios with no waiver of fees and assumption of expenses by the
Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.40%(e)	1.40%	1.39%	1.42%	1.39%	1.42%
Net investment income (loss) to average net assets	(0.55)%(e)	(0.66)%	(0.46)%	(0.19)%	(0.04)%	(0.07)%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 31

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class Y
Net asset value, beginning of period	$ 29.73	$ 32.25	$ 22.63	$ 24.42	$ 22.86	$ 20.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.01	$ (0.01)	$ 0.05	$ 0.12	$ 0.14	$ 0.13
Net realized and unrealized gain (loss) on investments	(5.93)	3.91	12.45	(0.36)	2.79	2.90
Net increase (decrease) from investment operations	$ (5.92)	$ 3.90	$ 12.50	$ (0.24)	$ 2.93	$ 3.03
Distributions to shareowners:
Net investment income	$ —	$ (0.01)	$ (0.05)	$ (0.10)	$ (0.14)	$ (0.11)
Net realized gain	—	(6.41)	(2.83)	(1.45)	(1.23)	(1.01)
Total distributions	$ —	$ (6.42)	$ (2.88)	$ (1.55)	$ (1.37)	$ (1.12)
Net increase (decrease) in net asset value	$ (5.92)	$ (2.52)	$ 9.62	$ (1.79)	$ 1.56	$ 1.91
Net asset value, end of period	$ 23.81	$ 29.73	$ 32.25	$ 22.63	$ 24.42	$ 22.86
Total return (b)	(19.91)%(c)	10.97%	56.06%	(1.89)%	13.28%	14.54%
Ratio of net expenses to average net assets	0.75%(d)	0.76%	0.76%	0.76%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets	0.10%(d)	(0.03)%	0.18%	0.47%	0.58%	0.58%
Portfolio turnover rate	6%(c)	18%(e)	24%	23%(e)	26%	38%
Net assets, end of period (in thousands)	$2,992,606	$3,798,296	$4,268,553	$3,232,510	$3,563,173	$3,769,893

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Notes to Financial Statements | 9/30/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollarweighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date.

Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).

Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 33

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 35

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2022 was as follows:

2022
Distributions paid from:
Ordinary income	$ 25,708,852
Long-term capital gains	1,191,066,382
Total	$1,216,775,234

36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 11,741,299
Undistributed long-term capital gains	201,500,797
Net unrealized appreciation	3,046,380,125
Total	$3,259,622,221

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

D.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $33,649 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2022.

E.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation,

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 37

changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the undefined’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their

38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 39

required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $6.5 billion of the Fund’s average daily net assets and 0.55% of the Fund’s average daily net assets over $7.5 billion. For the six months ended September 30, 2022, the effective management fee was equivalent to 0.61% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions and acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.40% of the average daily net assets attributable to Class R shares. This expense limitation is in effect through August 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. There were no fees waived and expenses reimbursed during the six months ended September 30, 2022. There is no expense limitation arrangement for Class A, Class C, Class K or Class Y.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $461,253 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2022. Included in “Due from affiliates” reflected on the Statement of Assets and Liabilities is $1,411 in certain other reimbursements receivable from the Adviser at September 30, 2022.

40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended September 30, 2022, the Fund paid $168,933 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.

4. Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$22,667
Class C	9,143
Class K	7,371
Class R	1,804
Class Y	37,515
Total	$78,500

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 41

shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $42,340 in distribution fees payable to the Distributor at September 30, 2022.

The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2022, CDSCs in the amount of $6,766 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2022, the Fund had no borrowings under the credit facility.

42 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Fundamental Growth Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 43

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

44 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 45

additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

46 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 47

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s

48 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22 49

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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52 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19434-16-1122

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 6, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date December 6, 2022

* Print the name and title of each signing officer under his or her signature.